UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-02444

The Bond Fund of America, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders
[logo - American Funds®]

The right choice for the long term®

The Bond Fund of America

[photo – library table with a stack of books and books spread out]

Lessons from difficult markets

Annual report for the year ended December 31, 2007

The Bond Fund of AmericaSM seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	4
Feature article
Lessons from difficult markets	6
Summary investment portfolio	12
Financial statements	17
Board of directors and other officers	32
What makes American Funds different?	back cover

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.63%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 25 and 26 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2008, calculated in accordance with the Securities and Exchange Commission formula, was 5.45% (5.43% without the fee waiver). The fund’s distribution rate for Class A shares as of that date was 5.16%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 3.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing in bonds of issuers outside the U.S. may be subject to additional risks. They include currency fluctuations; political and social instability; differing securities regulations and accounting standards; higher transaction costs; possible changes in taxation; and illiquidity. For more complete information, please read the prospectus.

[photo – open books spread out on table]

Fellow shareholders:

The bond market posted positive results for 2007, as sharply declining yields during the second half of the year boosted returns on many investment-grade bonds and partly offset weakening prices in lower rated sectors of the market. In a challenging environment, The Bond Fund of America produced a 3.4% total return for 2007, which includes an income return of 5.4% and reflects a modest decline in the fund’s share price.

Income is the primary objective of the fund and the keystone of its returns. For 2007, the fund paid monthly dividends totaling about 70 cents a share. This includes a special dividend of 5 cents a share paid in December. Shareholders who reinvested these dividends recorded the income return of 5.4%, while those who took dividends in cash earned an income return of 5.3%.

In comparison, the unmanaged Lehman Brothers U.S. Aggregate Index, a proxy for the U.S. bond market, posted a total return of 7.0%. Additionally, the Lipper Corporate Debt A-Rated Bond Funds Average, a peer group measure, returned 4.5%. Results for longer time periods that include full market cycles are shown in the table below.

Bond market overview

2007 was, in many respects, a study in extremes of sentiment. The first four months provided a generally supportive bond environment, as investors anticipated a moderating pace of economic growth. Strong appetites for yield and risk helped push lower quality bonds to some of the tightest levels in relation to Treasuries that we have seen in years. (Most bonds are priced to reflect a premium over Treasury yields, and that difference is referred to as a bond’s spread.)

By May, however, resilience in the broader economy ushered in a period of market weakness that prompted many to rethink their appetite for risk. Then, by mid summer, the ongoing slump in housing and accelerating losses among subprime mortgages led to a deeper crisis of confidence that weighed heavily on lower rated and higher risk portions of the bond market throughout the second half. Liquidity (the ability to readily buy or sell a security) became an issue in some sectors, and several large financial firms posted large loan write-offs.

In response to increasing difficulties in the financial markets, the Federal Reserve lowered its target federal funds rate one point to 4.25% in three stages during the second half of 2007. In January 2008, the Fed slashed its target rate another point and a quarter as turmoil in the financial markets increased.

[Begin Sidebar]
Results at a glance
For periods ended December 31, 2007, with all distributions reinvested

	Total returns	Average annual total returns

	1 year	5 years	10 years	Lifetime (since 5/28/74)

The Bond Fund of America (Class A shares)	3.37%	5.79%	5.58%	8.95%
Lehman Brothers U.S. Aggregate Index*	6.97	4.42	5.97	8.61

Lipper Corporate Debt A-Rated Bond Funds Average†	4.47	4.13	5.10	8.49

*The unmanaged Lehman Brothers U.S. Aggregate Index began on January 1, 1976. From May 28, 1974, through December 31, 1975, the Lehman Brothers Government/Credit Bond Index was used.
†Source: Lipper. Lipper averages do not include the effect of sales charges.
[End Sidebar]

Segments of the market directly and indirectly exposed to problem mortgages suffered steep declines during the second half. These included a wide variety of structured bonds and some corporate financial issuers. A deterioration of credit quality in some cases served to heighten investor concerns.

As tolerance for risk evaporated, investors flocked to government securities, pushing Treasury yields sharply lower throughout the second half. In many instances, these lower yields helped to mitigate a widening of spreads in non-Treasury portions of the market. High-quality bonds, including Treasuries, government mortgage-backed bonds and federal agency debentures, largely generated strong returns, as did the bonds of issuers from outside the United States.

How the fund responded

The Bond Fund of America has always maintained a broad exposure to the bond market. Over longer periods of time, its mix of securities has served shareholders by providing a high level of income that generally has exceeded its peer group average. Additionally, the fund has delivered competitive results over full market cycles as reflected in the table on page 1.

With this broad diversification, the fund was exposed to several segments of the market that experienced weakness during the second half of the past year. Portfolio holdings in some high-yield bonds, asset-backed obligations, non-government mortgage-backed securities and corporate debt — especially the financial segment of our corporate holdings — were impacted. Our continued presence in these areas, however, generally reflects our belief that these holdings can contribute significantly to good long-term results for our shareholders. This expectation is based on the continuing research we do on each bond we purchase, as well as judgements on the overall course of the financial markets and the economy.

Overall, the mix of securities held in the portfolio changed only slightly from 2006 to 2007. Corporate bonds are the fund’s largest sector exposure, representing 42.8% of fund assets at year-end 2007, down from 43.5% a year earlier. The fund’s next-largest exposure, mortgage-backed obligations, increased modestly to 23.2% from 20.4%. A complete breakdown of holdings by sector and by credit quality can be found atop the summary portfolio on page 12.

Looking ahead

As we enter 2008, the bond market continues to wrestle with questions about the strength of the economy and the pervasiveness of problems stemming from subprime and other nonperforming mortgages. Over the near term, the slowing economy and possibility of a recession are likely to keep a lid on yields.

As always, the fund’s portfolio counselors and analysts aim to keep a long-term perspective on holdings even as they strive to protect shareholder principal during turbulent periods. To learn more about the current bond market situation and how the fund has weathered difficult markets in the past, we invite you to read our feature article, “Lessons from difficult markets,” beginning on page 6.

Finally, we appreciate your confidence and patience, especially when market conditions are unsettled. Experience has taught us that skittish markets often produce new opportunities for our shareholders. This insight fortifies our optimism for the fund’s future, and we encourage you to share our outlook.

We look forward to updating you on the fund’s progress again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ Abner D. Goldstine
Abner D. Goldstine
President

February 8, 2007

For current information about the fund, visit americanfunds.com.

Other share class results

Class B, Class C, Class F and Class 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2007:

	1 year	5 years	Life of class

Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–2.29%	4.68%	5.27%
Not reflecting CDSC	2.61	5.01	5.27

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	1.58	4.94	4.82
Not reflecting CDSC	2.56	4.94	4.82

Class F shares* — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	3.38	5.78	5.63

Class 529-A shares†— first sold 2/15/02
Reflecting 3.75% maximum sales charge	–0.57	4.95	5.12
Not reflecting maximum sales charge	3.31	5.75	5.81

Class 529-B shares†— first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within six
years of purchase	–2.42	4.51	4.77
Not reflecting CDSC	2.49	4.85	4.90

Class 529-C shares†— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	1.52	4.86	4.96
Not reflecting CDSC	2.50	4.86	4.96

Class 529-E shares*†— first sold 3/7/02	3.02	5.40	5.53

Class 529-F shares*†— first sold 9/26/02
Not reflecting annual asset-based fee charged
by sponsoring firm	3.53	5.79	6.44

*These shares are sold without any initial or contingent deferred sales charge.
†Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 25 and 26 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

The value of a long-term perspective
How a $10,000 investment has grown

Fund results shown are for Class A shares and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

There have always been reasons not to invest. You will find, however, that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, The Bond Fund of America has done demonstrably better than its relevant benchmarks.

Dividends, particularly when reinvested, have accounted for virtually all of the fund’s overall results. The table beneath the chart details the fund’s annual dividends and the cumulative value of the original investment.

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2007)*

	1 year	5 years	10 years

Class A shares	–0.51%	4.99%	5.18%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio was 0.63% for Class A shares as of the most recent fiscal year-end. This figure does not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 25 and 26 for details.

[begin mountain chart]

Year ended December 31	BFA with dividends reinvested	Lehman Brothers U.S. Aggregate Index	Consumer Price Index (inflation)

5/28/74	$9,625	$10,000	$10,000
1974	9,988	10,318	10,679
1975	11,254	11,587	11,420
1976	13,293	13,395	11,975
1977	13,977	13,802	12,778
1978	14,261	13,994	13,930
1979	14,710	14,264	15,782
1980	15,230	14,650	17,757
1981	16,242	15,565	19,342
1982	21,586	20,643	20,082
1983	23,628	22,368	20,844
1984	26,450	25,756	21,667
1985	33,488	31,449	22,490
1986	38,568	36,250	22,737
1987	39,324	37,248	23,745
1988	43,533	40,186	24,794
1989	47,942	46,025	25,947
1990	49,509	50,149	27,531
1991	59,927	58,174	28,374
1992	66,722	62,480	29,198
1993	76,155	68,571	30,000
1994	72,335	66,572	30,802
1995	85,536	78,870	31,584
1996	91,274	81,733	32,634
1997	99,709	89,624	33,189
1998	104,863	97,409	33,724
1999	107,265	96,609	34,630
2000	113,906	107,841	35,802
2001	122,051	116,946	36,358
2002	129,514	128,939	37,222
2003	145,335	134,231	37,922
2004	153,837	140,055	39,156
2005	156,815	143,457	40,494
2006	166,032	149,674	41,523
2007	171,635[3]	160,101[4]	43,217[5]

Year ended
December 31	1974[6]	1975	1976	1977	1978	1979	1980

Total value
Dividends reinvested	$418	907	1,020	1,126	1,211	1,401	1,724
Value at year-end	$9,988	11,254	13,293	13,977	14,261	14,710	15,230
BFA’s total return	(0.1)%	12.7	18.1	5.1	2.0	3.1	3.5

Year ended
December 31	1981	1982	1983	1984	1985	1986	1987

Total value
Dividends reinvested	2,118	2,434	2,556	2,869	3,227	3,604	3,787
Value at year-end	16,242	21,586	23,628	26,450	33,488	38,568	39,324
BFA’s total return	6.6	32.9	9.5	11.9	26.6	15.2	2.0

Year ended
December 31	1988	1989	1990	1991	1992	1993	1994

Total value
Dividends reinvested	3,953	4,471	4,699	4,909	5,275	5,325	5,733
Value at year-end	43,533	47,942	49,509	59,927	66,722	76,155	72,335
BFA’s total return	10.7	10.1	3.3	21.0	11.3	14.1	(5.0)

Year ended
December 31	1995	1996	1997	1998	1999	2000	2001

Total value
Dividends reinvested	6,178	6,473	6,704	7,007	7,398	8,190	8,228
Value at year-end	85,536	91,274	99,709	104,863	107,265	113,906	122,051
BFA’s total return	18.2	6.7	9.2	5.2	2.3	6.2	7.2

Year ended
December 31	2002	2003	2004	2005	2006	2007

Total value
Dividends reinvested	8,189	7,370	6,913	7,924	7,949	8,950
Value at year-end	129,514	145,335	153,837	156,815	166,032	171,635
BFA’s total return	6.1	12.2	5.8	1.9	5.9	3.4

Average annual total return for fund’s lifetime:  8.83%3

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to December 15, 1986, when it became 4.75% until January 9, 2000.
[3]Includes reinvested dividends of $160,242 and reinvested capital gain distributions of $4,573.

[4]From May 28, 1974, through December 31, 1975, the Lehman Brothers Government/Credit Bond Index was used because the Lehman Brothers U.S. Aggregate Index did not yet exist. Since January 1, 1976, the Lehman Brothers U.S. Aggregate Index has been used. These indexes are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

[5]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]For the period May 28, 1974 (when fund operations began), through December 31, 1974.

The results shown are before taxes on fund distributions and sale of fund shares.
[end mountain chart]

[photo – pair of glasses on top of stack of spreadsheets]

Lessons from difficult markets

Bonds are an essential component of a well-diversified investment portfolio. Over time, they have been far less volatile than stocks, and in most cases, they offer higher, more reliable income returns. These qualities make bonds the favorite of many conservative investors and the bedrock of truly diversified portfolios. Yet bonds are not immune to risk.

In its 33-year history, The Bond Fund of America has weathered many difficult market conditions and encountered a wide variety of risk factors. In this feature, we take a closer look at the current market environment, and glance back at some of the challenging periods the fund has faced in the past. We hope this discussion offers some perspective on the cyclical nature of markets, the importance of portfolio diversification and the value of our research efforts in helping to deal with investment risks.

Rethinking risk

The second half of 2007 proved to be one for the history books. Growing problems with subprime mortgages prompted a wholesale rethinking and re-pricing of bond risks. The consequences were manifold, affecting most sectors of the bond market and a wide array of participants, including several prominent Wall Street firms, their managers, insurers of municipal and structured bonds, pension funds in Florida — even a handful of villages in Norway.

The catalyst for investor concerns was rising defaults in the subprime mortgage sector. The risk characteristics of many of these and other non-prime loans had been elevated in recent years by mortgage lenders eager to meet the fevered demand for housing. Aggressive lenders offered home loans for little or nothing down, with little or no income verification and often with teaser rates that rose sharply after the initial loan period. Not surprisingly then, many of these mortgages began to default as housing prices slumped and loan rates reset higher.

[Begin Sidebar]
Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.
[End Sidebar]

Though problem loans are a relatively small part of the overall mortgage market, concerns were compounded by the inclusion of many of these mortgages in structured investment products that were packaged into more complicated securities. As mortgage losses mounted, many structured securities were downgraded, and investors grew anxious about the levels of risk attached to a much wider variety of debt obligations, including high-yield corporate bonds, municipal bonds and most forms of asset-backed debt.

As concerns broadened and problems deepened, banks and other lending institutions implemented more restrictive lending policies. Hence, the easy credit that permeated the bond market during the early part of 2007 quickly evolved into a tightening of lending standards coupled with increased risk premiums throughout most segments of the bond market.

Differentiating through research

Several factors set the stage for this shifting credit environment. Among them was a strong investor appetite for higher yielding bonds and a willingness to assume greater investment risk just prior to the subprime deterioration. This made the reversal of sentiment more pronounced. Additionally, many buyers poorly understood the degree of risk attached to structured securities, relying instead on agency ratings to satisfy their due diligence.

Unfortunately, rating agencies also underestimated the degree of risk associated with subprime mortgages in structured securities; too often they believed that the bond structure itself afforded greater protection than it did. As mortgage losses mounted, the agencies were compelled to lower ratings on a number of these investments and revise their outlook on some of the insurers who guaranteed mortgage-backed bonds — actions that compounded investor concerns.

One important lesson that many learned the hard way is that there is no substitute for thorough research. It is the first line of defense for every prudent investor. For The Bond Fund of America, analyzing risk is the foremost activity of our portfolio counselors and analysts. It is an integral part of the research that precedes every security purchase we make and the ongoing scrutiny that helps the fund protect shareholder principal.

[photo - Abner Goldstine]

[Begin Photo Caption]
Abner Goldstine
[End Photo Caption]

[Begin Sidebar]
1990     Weak housing, weaker corporates, weakening economy

“About 18 years ago, the U.S. bond market encountered a particularly difficult period, with troubles that were somewhat similar to those we are facing today,” recalls Abner Goldstine, portfolio counselor and fund president. “The housing market had entered a prolonged decline — the worst since World War II. Financial companies, notably the savings and loan institutions, were suffering large loan losses, and many had to be bailed out by the federal government. Banks were tightening their purse strings, which had a negative effect on highly leveraged companies. And government bonds soared in value as investors shunned riskier investments. By the end of the year, the economy had slipped into recession.

“There are also important differences between then and now,” notes Abner. “While banks and financial companies have had to take more losses onto their books recently, they began the period with stronger balance sheets than in 1990. The same is true of most other corporate entities. Additionally, the growth of the structured bond market, which barely existed back then, means that many of today’s problem mortgages are not concentrated in a small group of banks, but are dispersed more broadly among investor portfolios. This makes the consequences of the current housing slump and mortgage defaults a bit more complicated to predict.”

The difficult market of 1990 weighed on the fund’s results, depressing the value of many of its corporate holdings. That year, the fund recorded a 3.3% return. The following year, however, produced a much different outcome. As the recession continued, the Federal Reserve aggressively cut interest rates, which led to a powerful rally that boosted corporate bonds and Treasuries alike. By year-end 1991, the economy was on the road to revival. Fund shareholders who weathered the difficult 1990 bond market were rewarded with a 21% return in 1991.
[End Sidebar]

[photo John Smet]

[Begin Photo Caption]
John Smet
[End Photo Caption]

[Begin Sidebar]
1994     The surprise of higher rates

1994 was one of the worst bond markets since the mid-1920s, when widely accepted measures of results first became available. It was definitely the worst year in the fund’s history — the only time the fund recorded a negative return (–5.0%) for the full year.

Unlike 1990, this weak market resulted entirely from unexpected and persistent hikes in interest rates. Portfolio counselor John Smet recalls, “This was not a time of credit distress in the market. Instead, the Federal Reserve began to worry about inflation and rapid economic growth, and began to raise interest rates. It upped the federal funds rate three times, a quarter point each, in the first four months of the year. The third time was between regularly scheduled meetings, an unusual occurrence. The bond market was completely taken by surprise. Altogether, the Fed raised rates 2.5 points that year, lifting the federal funds rate to 5.5%.

“The Fed actions bumped rates across the entire maturity spectrum,” notes John. “There was nowhere to hide. Rising rates mean lower bond prices, and every sector of the market was affected.”

By 1995, the outlook for inflation had eased considerably. The Fed raised rates once more early in the year, but then began lowering them again in July as the economy moderated. Further reductions followed and bond prices rebounded. Weakness in 1994 was followed by surprising strength — the fund returned 18.2% in 1995.

John adds, “Markets often overreact during periods of distress. But markets usually bounce back sooner or later, and bonds that were cheap often bring great value when they do bounce back. Our research gives us the confidence to hold on to undervalued bonds and not sell at the bottom of the market. This has helped us to enjoy strong gains when markets recover.”
[End Sidebar]

Understanding what we buy

“Thorough research is especially important in today’s market,” notes portfolio counselor David Barclay, “because of the large number of increasingly complicated debt obligations, such as structured bonds.” Prudent investors cannot rely solely on agency ratings, particularly when investing in lower rated or complex securities that nominally offer higher returns.

The fund’s analysts and portfolio counselors routinely evaluate each potential holding from the bottom up and the top down. This involves a careful examination of the bond’s stated terms, the issuer’s credit strength and the relative attractiveness of the bond in the marketplace, as well as an analysis of the economic, market and industry trends that are likely to influence the value of the security over the near term. This scrutiny helps portfolio counselors determine whether the rewards associated with a particular bond are appropriate for the expected risks.

While research offers a prudent first defense, it is not a guarantee against unforeseen adverse events, such as we have experienced this year. However, we rely on our in-depth research to maintain portfolio holdings in the face of volatile markets when we believe the longer term results may benefit our shareholders. Indeed, the changes brought about by dramatic shifts in market conditions and investor sentiments have often set the stage for future gains. Such was the case in 1990, 1994 and in 2002 — past instances when the bond market proved more challenging than accommodating. As Abner Goldstine, portfolio counselor and fund president, observed during an earlier difficult market, “Price fluctuations are part of investing. And changing relationships among parts of the bond market can create pockets of opportunity for investors with the resources and skills to find them.”

The benefits of diversification

It’s common for investors to reach for yield when times are good, but when times are bad, they reach for safety. 2007 was a dramatic example of that. As buyers became increasingly risk averse, U.S. Treasuries soared in value. Yet only twice in the past decade have government bonds (Treasuries and federal agencies) provided the best sector returns on an annual basis. (See page 11 for details.) More often, leadership (with respect to returns) rotates among the various sectors of the market over time, reflecting changing attitudes toward risk and reward.

Unlike funds that concentrate on a narrow segment of the bond market, The Bond Fund of America’s investment panorama has always been extremely broad, encompassing every major sector of the fixed-income world and including a broad spectrum of credit quality. Altogether, the portfolio holds more than 2,200 individual securities, representing issuers from around the world and across dozens of industries. Each of these holdings represents some of our best research ideas.

This wide variety serves a dual purpose, as portfolio counselor John Smet explains. “On one hand, the fund’s broad mandate gives us the freedom to investigate any opportunity that seems promising. At the same time, it is also an effective risk-control device. No matter how careful you are, problems will occur — a downturn in the economy, a shift in the business cycle, fraud or an unwelcome takeover. If a bond goes bad, however, it will have less of an impact if it’s only 1% of assets than if it’s 10%.”

Because diversification serves to limit risk in a portfolio, it may also restrain returns at any given point in time. Not all sectors of the market do equally well or equally poorly at the same time. For this reason, The Bond Fund of America is unlikely to provide the highest or the lowest return over short-term market movements. Yet over longer periods of time, the fund has delivered above-average returns by maintaining broad exposure to a variety of sectors and issuers, by carefully choosing individual bonds that we believe represent good long-term values, and by focusing on delivering a high level of income for our shareholders.

A long-term perspective

Time, not timing, is a key factor in reaping bond market rewards. Chasing short-term gains is a recipe for frustration. Too often, markets move in ways contrary to expectations, and during difficult periods, investors may be unable to buy or sell securities when they want and at the prices they want.

The Bond Fund of America helps investors navigate troubled markets by offering a single point of access to the broader market and immediate reinvestment of dividends, which allows shareholders to efficiently compound earnings over time. Because of the nature of compounding, what is most important is not when you invest, but that you remain invested. Compounding works by putting your money to work at all times, throughout full market cycles.

The sidebar on page 10 illustrates this concept by showing three scenarios with constant investment in The Bond Fund of America over the past 10 years. In the first scenario, a shareholder invests $5,000 a year at the worst possible time. In the second scenario, $5,000 is invested at the best possible time each year. In the third example, the investment is made on the first business day of the year, without regard to market conditions.

[photo - David Barclay]

[Begin Photo Caption]
David Barclay
[End Photo Caption]

[Begin Sidebar]
2002     Falling angels and corporate corruption

“Troubles in the bond market earlier this decade stemmed largely from difficulties in the technology and telecommunications sectors,” recalls portfolio counselor David Barclay, “as well as a handful of high-profile corporate scandals that rocked the market. Telecom companies, in particular, had relied heavily on short-term financing to grow their businesses, but after the tech bubble burst, the stock market declined for three years in a row, and the economy went into a mild recession in 2001. By 2002, corporate earnings had weakened considerably and investors were reluctant to refinance these struggling companies.

“Hard times pushed an increasing number of companies to the brink of default,” explains David, “and several prominent, investment-grade issuers saw their credit ratings lowered to ‘junk bond’ status. As a result, much of the corporate bond sector weakened, and this hampered the fund’s results during the first half of the year.”

By the final quarter of 2002, however, many of the weaker areas of the corporate bond market were staging a recovery, led by rising stock prices and a firming economy. This momentum helped lift the fund’s share price, and the fund produced a solid 6.1% return for the full year.

“It isn’t always possible to determine the length or extent of a market cycle,” cautions David. “What we can do — what we strive to do — is use our research skills to identify bonds that we think are worth buying and holding onto, even when the market thinks otherwise. The best way to ride out a bumpy market is with conviction, and research gives us the conviction of our holdings. Over time, our research efforts have helped us provide good long-term results for shareholders.”
[End Sidebar]

[Begin Sidebar]
Time, not timing

It makes little difference when you invest in The Bond Fund of America (BFA). What matters is that you do invest. The three scenarios below show what would have happened if you had invested $5,000 a year in the fund at net asset value in each of the past 10 years. While there is a small difference overall, time has favored those who invested early and consistently.

Invest $5,000 a year over the past 10 years on the worst possible day each year — the day BFA’s share price peaked

Date of Market High	Cumulative Investment	Value on 12/31*

1/9/98	$5,000	$5,210
1/29/99	10,000	10,389
2/22/00	15,000	16,310
2/1/01	20,000	22,675
1/11/02	25,000	29,310
6/13/03	30,000	38,002
3/9/04	35,000	45,376
2/9/05	40,000	51,321
12/1/06	45,000	59,321
2/27/07	50,000	66,413

Invest $5,000 a year over the past 10 years on the best possible day each year — the day BFA’s share price touched bottom

Date of Market Low	Cumulative Investment	Value on 12/31*

10/9/98	$5,000	$5,228
10/26/99	10,000	10,447
5/18/00	15,000	16,494
12/17/01	20,000	22,725
10/22/02	25,000	29,511
1/2/03	30,000	38,758
5/13/04	35,000	46,406
11/14/05	40,000	52,389
6/26/06	45,000	60,772
12/26/07	50,000	67,862

Invest $5,000 a year over the past 10 years on the first business day each year

1st Business Day	Cumulative Investment	Value on 12/31*

1/2/98	$5,000	$5,247
1/4/99	10,000	10,478
1/3/00	15,000	16,457
1/2/01	20,000	22,958
1/2/02	25,000	29,672
1/2/03	30,000	38,938
1/2/04	35,000	46,528
1/3/05	40,000	52,526
1/3/06	45,000	60,895
1/3/07	50,000	68,111

*Values assume reinvestment of all distributions.

[End Sidebar]

The lesson here, of course, is that timing makes relatively little difference; time is what matters most. Few investors — including professionals — can accurately forecast market highs and lows. Yet by investing consistently and reinvesting dividends, fund shareholders have been able to take advantage of attractive buying opportunities when markets are weak and enjoy capital appreciation when markets are strong.

The professional edge

Difficult markets can be daunting for any investor. Too often, they undermine confidence and detract from carefully crafted investment goals and strategies. Yet professional management and a well-diversified, well-researched portfolio can help most investors weather tough conditions and achieve their long-term goals.

Nearly 20 years ago, Abner Goldstine offered this advice to The Bond Fund of America shareholders when the bond market was especially volatile: “Try not to overreact to temporary market fluctuations or let them sway you from your long-term investment objectives. And try to avoid being caught up in the waves of optimism and pessimism that sweep through financial markets from time to time. In the past, patient investors in The Bond Fund of America have been well rewarded. You can be sure that we will do our best to see that this continues.” Markets change, but prudent investors endure.

Cover yourself for the long term

The two charts below depict bond market returns from best (top row) to worst (bottom row) over the past decade. The first chart sorts returns by major sectors of the bond market, while the second sorts returns according to credit quality. As is evident in both charts, bonds that do particularly well one year are frequently bested the following year by another type of bond. The obvious lesson: Don’t chase after returns. Instead, investors have been better off in the long run by covering themselves with a full array of sectors and credits, as are represented in The Bond Fund of America portfolio.

Bond market returns by sector 12/31/97–12/31/07

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	10-year cumulative returns

NON	HY	GVT	CORP	NON	HY	NON	GVT	HY	NON	NON
17.79%	3.28%	13.24%	10.31%	21.99%	27.94%	12.14%	2.65%	11.92%	11.45%	84.26%

GVT	MTG	MTG	MTG	GVT	NON	HY	MTG	NON	GVT	HY
9.85%	1.86%	11.16%	8.22%	11.50%	18.52%	11.95%	2.61%	6.94%	8.66%	80.73%

CORP	CORP	GVT	GVT	CORP	CORP	CORP	HY	MTG	MTG	CORP
8.57%	-1.96%	9.08%	7.23%	10.12%	8.24%	5.39%	2.26%	5.22%	6.90%	78.42%

MTG	GVT	NON	HY	MTG	MTG	MTG	CORP	CORP	CORP	GVT
6.96%	-2.23%	-2.63%	5.80%	8.75%	3.07%	4.70%	1.68%	4.30%	4.56%	77.75%

HY	NON	HY	NON	HY	GVT	GVT	NON	GVT	HY	MTG
0.58%	-5.07%	-5.21%	-3.54%	3.10%	2.36%	3.48%	-9.20%	3.48%	2.65%	77.53%

CORP = Investment-grade corporate bonds
GVT = U.S. government (Treasury/agency) bonds
HY = High-yield bonds
MTG = Mortgage-backed pass-through securities
NON = Bonds of foreign government entities denominated in currencies other than the dollar

Bond market returns by credit quality 12/31/97–12/31/07

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	10-year cumulative returns

AA	HY	AAA	A	AA	HY	HY	AAA	HY	AAA	AA
9.29%	3.28%	12.28%	10.71%	13.28%	27.94%	11.95%	2.57%	11.92%	7.54%	83.59%
A	AAA	AA	AA	A	BBB	BBB	A	BBB	AA
9.28%	-0.54%	11.29%	10.52%	11.02%	11.74%	6.24%	2.39%	4.46%	5.43%	HY
										80.73%
AAA	BBB	A	BBB	AAA	A	A	AA	AA	BBB
8.73%	-0.82%	9.58%	10.24%	10.19%	6.34%	5.05%	2.37%	4.38%	4.74%	BBB
										79.49%
BBB	AA	BBB	AAA	BBB	AA	AA	HY	AAA	A
6.85%	-1.74%	7.41%	7.84%	8.66%	4.64%	4.08%	2.26%	4.34%	4.31%	A
										77.96%
HY	A	HY	HY	HY	AAA	AAA	BBB	A	HY
0.58%	-2.71%	-5.21%	5.80%	3.10%	2.83%	4.02%	1.37%	4.16%	2.65%	AAA
										77.62%

AAA = Highest rated bonds
AA = High-quality bonds
A = Medium-quality bonds
BBB = Lowest tier of investment-grade bonds
HY = Bonds rated below investment grade

Sources: Lehman Brothers U.S. Aggregate Index, Credit Suisse High Yield Index and Citigroup Non-U.S. Dollar World Government Bond Index.

Summary investment portfolio, December 31, 2007
The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification (percent of net assets)
Corporate bonds & notes	42.81%
Mortgage-backed obligations	23.23
Bonds & notes of U.S. government & government agencies	9.02
Asset-backed obligations	8.12
Bonds & notes of governments & government agencies outside the U.S.	6.96
Preferred securities	3.50
Common stocks & warrants	0.31
Convertible securities	0.23
Municipals	0.19
Short-term securities & other assets less liabilities	5.63
[end pie chart]

Portfolio quality summary (percent of net assets)*
U.S. government obligations†	7.9%
Federal agencies	10.4
AAA	24.6
AA	9.1
A	17.2
BBB	16.4
Ba/BB or below	8.5
Equity-related securities	0.3
Short-term securities & other assets less liabilities	5.6

* Bond ratings reflect those of a credit rating agency; if ratings are not available, they are assigned by the fund's investment analysts. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

† These securities are guaranteed by the full faith and credit of the United States government.

	Principal amount (000)	Market value (000)	Percent of net assets

Bonds & notes - 90.33%

Corporate bonds & notes - 42.81%
Financials - 19.08%
Washington Mutual Preferred Funding IV Ltd. 9.75% (undated) (1) (2)	$109,200	$87,488
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated) (1) (2) (3)	120,500	69,890
Washington Mutual, Inc. 5.00%-7.25% 2012-2036 (2) (3)	70,000	60,193
Washington Mutual Bank, FA 5.125%-6.875% 2011-2015	50,390	44,422
Washington Mutual Preferred Funding II Ltd. 6.665% (undated) (1) (2)	74,800	44,196
Washington Mutual Bank 5.369% 2013 (2)	47,000	39,451
Washington Mutual Preferred Funding III Ltd. 6.895% (undated) (1) (2)	64,600	38,147	1.07%
Residential Capital Corp.:
7.875% 2010 (2)	173,135	111,672
7.814%-8.544% 2009 (1) (2)	54,750	36,591
General Motors Acceptance Corp. 5.85%-7.324% 2008-2014 (2)	232,910	194,595
Residential Capital, LLC 5.646%-8.00% 2008-2012 (2)	34,055	21,774	1.02
Citigroup Capital XXI 8.30% 2057	118,585	124,177.35
Royal Bank of Scotland Group PLC 6.99% (undated) (1) (2)	113,410	113,266.32
Barclays Bank PLC 7.434% (undated) (1) (2)	105,450	109,771.30
Lincoln National Corp. 7.00% 2066 (2)	101,015	101,580.28
Standard Chartered PLC 6.409% (undated) (1) (2)	90,200	81,830.23
Catlin Insurance Ltd. 7.249% (undated) (1) (2)	88,800	81,320.23
Other securities		5,474,830	15.28
		6,835,193	19.08

Consumer discretionary - 5.55%
Federated Retail Holdings, Inc. 5.90% 2016	84,165	79,400.22
Other securities		1,908,597	5.33
		1,987,997	5.55

Industrials - 3.68%
Other securities		1,318,717	3.68

Telecommunication services - 3.46%
Sprint Capital Corp. 8.75% 2032	71,425	80,727.23
France Télécom 7.75% 2011 (2)	75,050	80,722.22
Other securities		1,077,592	3.01
		1,239,041	3.46

Energy - 3.46%
Gaz Capital SA 6.51% 2022 (1)	99,010	94,376.27
TransCanada PipeLines Ltd. 6.35% 2067 (2)	92,865	87,190.24
Other securities		1,056,549	2.95
		1,238,115	3.46

Utilities - 2.20%
Other securities		786,731	2.20

Health care - 2.13%
Schering-Plough Corp. 6.00% 2017	104,440	108,402.30
Other securities		654,460	1.83
		762,862	2.13

Other corporate bonds & notes - 3.25%
Other securities		1,166,606	3.25

Total corporate bonds & notes		15,335,262	42.81

Mortgage-backed obligations (4) - 23.23%
Fannie Mae:
6.00% 2037	85,778	87,129
7.00% 2037	93,112	96,902
0%-12.016% 2009-2047 (2) (3)	1,826,758	1,854,066	5.69
Freddie Mac:
6.00% 2027	225,246	229,539
6.00% 2037	206,698	209,758
0%-11.00% 2008-2047 (2) (3)	960,460	968,156	3.93
CS First Boston Mortgage Securities Corp. 0%-7.817% 2018-2041 (1) (2) (3)	514,896	502,081	1.40
Countrywide Alternative Loan Trust 4.75%-7.00% 2019-2047 (2) (3)	377,439	371,272	1.04
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	91,455	90,745.25
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-1, 7.00% 2037	84,012	84,507.24
Other securities		3,826,041	10.68
		8,320,196	23.23

Bonds & notes of U.S. government & government agencies - 9.02%
U.S. Treasury:
4.50% 2011	78,140	81,534
4.625% 2011	360,000	377,550
4.25% 2013	794,826	823,511
Principal Strip 0% 2014	124,250	97,382
11.25% 2015	140,000	204,564
4.50% 2016	287,141	298,785
6.875% 2025	89,700	115,334
6.00% 2026	78,000	92,308
4.50% 2036	171,403	172,341
0%-8.875% 2008-2037 (3) (5)	548,926	557,623	7.88
Federal Home Loan Bank:
4.00% 2008	80,275	80,239
4.875% 2008	139,750	139,905
5.125% 2008	10,125	10,134.64
Freddie Mac 3.875%-5.75% 2008-2016	122,372	124,798.35
Fannie Mae 3.895% 2009 (2)	575	572.00
Other securities		52,169.15
		3,228,749	9.02

Asset-backed obligations (4) - 8.12%
AmeriCredit Automobile Receivables Trust, Series 2007-A-X, Class A-4, XLCA insured, 5.292% 2013 (2)	125,000	122,451.34
Capital One Auto Finance Trust, Series 2005-C, Class A-4-B, FGIC insured, 5.068% 2012 (2)	106,750	105,315.29
CS First Boston Mortgage Securities Corp., Series 2007-3, Class 1-A-1A, 5.837% 2037 (2)	16,481	16,495.05
Other securities		2,664,609	7.44
		2,908,870	8.12

Bonds & notes of governments & government agencies outside the U.S. - 6.96%
German Government:
4.50% 2009	€ 59,040	86,646
Series 6, 4.00% 2016	106,530	152,388.67
Japanese Government 0.90% 2008	¥ 15,296,450	137,373.38
South Korean Government 5.25% 2015	KRW 120,944,970	125,443.35
Israeli Government 7.50% 2014 (3)	ILS 449,612	125,278.35
Canadian Government 4.25% 2026 (3) (5)	C$ 66,671	91,385.26
Other securities		1,774,883	4.95
		2,493,396	6.96

Municipals - 0.19%
Other securities		68,666.19

Total bonds & notes (cost: $32,656,424,000)		32,355,139	90.33

	Shares	Market value (000)	Percent of net assets

Convertible securities - 0.23%

Other - 0.23%
Fannie Mae, Series 2004-1, 5.375% convertible preferred	256	21,120.06
Other securities		62,903.17

Total convertible securities (cost: $80,505,000)		84,023.23

		Market value (000)	Percent of net assets

Preferred securities - 3.50%

Financials - 3.39%
Fannie Mae:
Series S, 8.25% noncumulative (6)	2,816,000	71,843
Series O, 7.00% (1) (2)	1,287,498	59,668
Series E, 5.10%	150,000	5,100.38
Sumitomo Mitsui Banking Corp. 6.078% (1) (2)	113,403,000	105,036.29
MUFG Capital Finance 1 Ltd. 6.346% noncumulative (2)	97,323,000	92,326.26
Fuji JGB Investment LLC, Series A, 9.87% noncumulative (1) (2)	79,838,000	80,577.23
Freddie Mac:
Series Z, 8.375% (6)	2,045,805	53,958
Series V, 5.57%	830,000	16,263
Series U, 5.90%	500,000	10,295.22
Other securities		718,790	2.01
		1,213,856	3.39

U.S. government agency securities - 0.01%
Other securities		4,414.01

Miscellaneous - 0.10%
Other preferred securities in initial period of acquisition		35,402.10

Total preferred securities (cost: $1,251,736,000)		1,253,672	3.50

		Market value (000)	Percent of net assets

Common stocks - 0.31%

Other - 0.26%
Other securities		91,972.26

Miscellaneous - 0.05%
Other common stocks in initial period of acquisition		17,915.05

Total common stocks (cost: $84,391,000)		109,887.31

		Market value (000)	Percent of net assets

Warrants - 0.00%

Telecommunication services - 0.00%
Other securities		5.00

Total warrants (cost: $143,000)		5.00

	Principal amount (000)	Market value (000)	Percent of net assets

Short-term securities - 4.48%

Federal Home Loan Bank 3.15%-4.49% due 1/2-6/20/2008 (7)	$ 282,973	280,625.78
U.S. Treasury Bills 3.238%-3.245% due 5/22/2008 (7)	245,800	242,661.68
Procter & Gamble International Funding S.C.A. 4.47%-4.72% due 2/11-2/22/2008 (1) (7)	106,000	105,312
Procter & Gamble Co. 4.47% due 2/8/2008 (1) (7)	40,000	39,778.40
General Electric Capital Corp. 4.15% due 1/2/2008	132,300	132,269.37
Freddie Mac 4.21%-4.23% due 2/7-3/20/2008 (7)	129,000	128,086.36
Park Avenue Receivables Co., LLC 4.73%-5.50% due 1/9-1/17/2008 (1)	75,086	74,957
Jupiter Securitization Co., LLC 5.25% due 1/22/2008 (1)	50,000	49,840.35
Honeywell International Inc. 4.45%-4.47% due 1/11-1/30/2008 (1)	100,000	99,718.28
United Parcel Service Inc. 4.27%-4.40% due 2/29-5/29/2008 (1) (7)	86,000	84,772.24
Other securities		366,162	1.02

Total short-term securities (cost: $1,604,318,000)		1,604,180	4.48

Total investment securities (cost: $35,677,517,000)		35,406,906	98.85
Other assets less liabilities		411,337	1.15

Net assets		$35,818,243	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities purchased in transactions exempt from registration under the Securities Act of 1933, which may be subject to legal or contractual restrictions on resale. The total value of all such restricted securities was $61,447,000, which represented .17% of the net assets of the fund.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2007, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliates at 12/31/07 (000)
ZiLOG, Inc. (6)	879,000	-	-	879,000	-	$3,050
Clarent Hospital Corp. (3) (6)	331,291	-	-	331,291	-	66
					-	$3,116

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities" in the summary investment portfolio, was $6,961,937,000, which represented 19.44% of the net assets of the fund.

(2) Coupon rate may change periodically.
(3) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $2,861,125,000.

(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Index-linked bond whose principal amount moves with a government retail price index.
(6) Security did not produce income during the last 12 months.
(7) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $35,661,642)		$35,403,790
Affiliated issuers (cost: $15,875)		3,116	$35,406,906
Cash			31,763
Receivables for:
Sales of investments		6,221
Sales of fund's shares		130,693
Open forward currency contracts		3,593
Closed forward currency contracts		654
Dividends and interest		390,032
Other		932	532,125
			35,970,794
Liabilities:
Payables for:
Purchases of investments		15,541
Repurchases of fund's shares		108,838
Open forward currency contracts		1,568
Closed forward currency contracts		5,328
Investment advisory services		6,663
Services provided by affiliates		13,607
Directors' deferred compensation		458
Other		548	152,551
Net assets at December 31, 2007			$35,818,243

Net assets consist of:
Capital paid in on shares of capital stock			$36,544,089
Undistributed net investment income			27,903
Accumulated net realized loss			(487,096)
Net unrealized depreciation			(266,653)
Net assets at December 31, 2007			$35,818,243

Total authorized capital stock - 5,000,000 shares, $.001 par value (2,741,951 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share*

Class A	$24,898,216	1,906,003	$13.06
Class B	1,523,609	116,635	13.06
Class C	2,531,617	193,800	13.06
Class F	2,963,371	226,851	13.06
Class 529-A	531,494	40,687	13.06
Class 529-B	77,099	5,902	13.06
Class 529-C	247,030	18,911	13.06
Class 529-E	27,767	2,126	13.06
Class 529-F	22,312	1,708	13.06
Class R-1	71,354	5,462	13.06
Class R-2	648,248	49,625	13.06
Class R-3	948,745	72,628	13.06
Class R-4	692,309	52,997	13.06
Class R-5	635,072	48,616	13.06
* Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $13.57 each.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2007		(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $1,285)		$1,852,147
Dividends		24,695	$1,876,842

Fees and expenses*:
Investment advisory services		79,099
Distribution services		114,354
Transfer agent services		27,472
Administrative services		13,445
Reports to shareholders		1,042
Registration statement and prospectus		1,699
Postage, stationery and supplies		2,732
Directors' compensation		274
Auditing and legal		142
Custodian		1,384
State and local taxes		206
Other		104
Total fees and expenses before reimbursements/waivers		241,953
Less reimbursements/waivers of fees and expenses:
Investment advisory services		8,043
Administrative services		526
Total fees and expenses after reimbursements/waivers			233,384
Net investment income			1,643,458

Net realized gain and unrealized
depreciation on investments and currency:
Net realized gain (loss) on:
Investments		117,831
Currency transactions		(3,487)	114,344
Net unrealized (depreciation) appreciation on:
Investments		(734,343)
Currency translations		2,511	(731,832)
Net realized gain and unrealized depreciation on investments and currency			(617,488)
Net increase in net assets resulting from operations			$1,025,970

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

		Year ended December 31
		2007	2006
Operations:
Net investment income		$1,643,458	$1,234,916
Net realized gain (loss) on investments and currency transactions		114,344	(87,674)
Net unrealized (depreciation) appreciation on investments and currency translations		(731,832)	264,345
Net increase in net assets resulting from operations		1,025,970	1,411,587

Dividends paid to shareholders from net investment income and currency gain		(1,685,415)	(1,214,994)

Net capital share transactions		8,469,888	4,835,584

Total increase in net assets		7,810,443	5,032,177

Net assets:
Beginning of year		28,007,800	22,975,623
End of year (including undistributed net investment income: $27,903 and $9,082, respectively)		$35,818,243	$28,007,800

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– The Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation– Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders– Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation– Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Forward currency contracts– The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from investments denominated in currencies other than U.S. dollars. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Mortgage dollar rolls – The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

Loan transactions– The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or borrower to meet the obligations of the loan.

2.	Investments outside the U.S.

Investment risk – The risks of investing in securities of issuers outside the U.S. may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation– Dividend and interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to taxes in those countries. The fund records a liability based on realized and unrealized gains to provide for potential taxes payable on these securities. For the year ended December 31, 2007, there were no non-U.S. taxes recorded based on realized and unrealized gains.

3.	Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended December 31, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004, by state tax authorities for tax years before 2003 and by tax authorities outside the U.S. for tax years before 2004.

Distributions– Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2007, the fund reclassified $60,848,000 from accumulated net realized loss to undistributed net investment income; and $70,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$38,741
Capital loss carryforwards*:
Expiring 2010	$(125,255)
Expiring 2011	(243,982)
Expiring 2014	(69,196)	(438,433)
Gross unrealized appreciation on investment securities		686,462
Gross unrealized depreciation on investment securities		(1,019,446)
Net unrealized depreciation on investment securities		(332,984)
Cost of investment securities		35,739,890

*Reflects the utilization of capital loss carryforwards of $57,778,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

	Year ended December 31
Share class	2007	2006
Class A	$1,227,002	$941,317
Class B	68,347	59,893
Class C	101,185	66,720
Class F	127,436	55,145
Class 529-A	24,467	16,173
Class 529-B	3,260	2,569
Class 529-C	9,501	5,889
Class 529-E	1,231	840
Class 529-F	1,020	550
Class R-1	2,340	943
Class R-2	26,648	17,973
Class R-3	39,139	21,268
Class R-4	26,924	12,290
Class R-5	26,915	13,424
Total	$1,685,415	$1,214,994

4.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.12% on such assets in excess of $20 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 2.25% on the first $8,333,333 of the fund's monthly gross income and decreasing to 1.75% on such income in excess of $41,666,667. Prior to November 1, 2007, CRMC reduced total investment advisory services fees by decreasing the annual rate on net assets in excess of $28 billion from a rate of 0.12% to a rate of 0.115%. The board of directors approved an amended agreement effective November 1, 2007, which reflected this reduction in the annual rate on net assets in excess of $28 billion. The amended agreement also provides for a decrease in the annual rate on assets in excess of $36 billion from a rate of 0.115% to a rate of 0.110%. In addition, CRMC is currently waiving 10% of investment advisory services fees. During the year ended December 31, 2007, total investment advisory services fees waived by CRMC were $8,043,000. As a result, the fee shown on the accompanying financial statements of $79,099,000, which was equivalent to an annualized rate of 0.245%, was reduced to $71,056,000, or 0.220% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2007, unreimbursed expenses subject to reimbursement totaled $7,563,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended December 31, 2007, the total administrative services fees paid by CRMC were $1,000 and $525,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$57,500	$25,870	Not applicable	Not applicable	Not applicable
Class B	14,996	1,602	Not applicable	Not applicable	Not applicable
Class C	22,127	Included in administrative services	$2,904	$452	Not applicable
Class F	5,864		2,194	357	Not applicable
Class 529-A	965		443	79	$460
Class 529-B	732		72	22	73
Class 529-C	2,096		200	51	210
Class 529-E	123		24	4	18
Class 529-F	-		18	3	25
Class R-1	495		56	34	Not applicable
Class R-2	4,377		830	2,083	Not applicable
Class R-3	3,852		1,070	568	Not applicable
Class R-4	1,227		687	36	Not applicable
Class R-5	Not applicable		456	16	Not applicable
Total	$114,354	$27,472	$8,954	$3,705	$786

Directors’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $274,000, shown on the accompanying financial statements, includes $217,000 in current fees (either paid in cash or deferred) and a net increase of $57,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends		Repurchases*		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2007
Class A	$7,454,214	561,931	$1,094,271	82,834	$(3,855,437)	(291,100)	$4,693,048	353,665
Class B	264,610	19,942	58,649	4,439	(228,934)	(17,270)	94,325	7,111
Class C	1,036,755	78,152	88,010	6,667	(393,914)	(29,739)	730,851	55,080
Class F	1,824,172	137,537	106,373	8,060	(525,612)	(39,715)	1,404,933	105,882
Class 529-A	168,258	12,695	24,423	1,849	(39,488)	(2,987)	153,193	11,557
Class 529-B	12,825	967	3,252	246	(6,116)	(462)	9,961	751
Class 529-C	95,996	7,242	9,482	719	(23,745)	(1,797)	81,733	6,164
Class 529-E	8,587	648	1,228	93	(2,540)	(192)	7,275	549
Class 529-F	9,475	715	1,016	77	(2,310)	(175)	8,181	617
Class R-1	54,425	4,109	2,280	173	(13,406)	(1,012)	43,299	3,270
Class R-2	305,834	23,063	26,477	2,005	(171,711)	(12,960)	160,600	12,108
Class R-3	597,983	45,096	38,966	2,952	(241,796)	(18,240)	395,153	29,808
Class R-4	462,027	34,956	26,857	2,036	(111,187)	(8,393)	377,697	28,599
Class R-5	368,202	27,804	23,822	1,805	(82,385)	(6,223)	309,639	23,386
Total net increase
(decrease)	$12,663,363	954,857	$1,505,106	113,955	$(5,698,581)	(430,265)	$8,469,888	638,547

Year ended December 31, 2006
Class A	$5,447,659	413,075	$828,398	62,824	$(3,488,816)	(264,831)	$2,787,241	211,068
Class B	211,762	16,071	50,434	3,825	(228,925)	(17,385)	33,271	2,511
Class C	676,419	51,255	56,789	4,305	(327,868)	(24,894)	405,340	30,666
Class F	981,606	74,277	44,262	3,353	(228,643)	(17,352)	797,225	60,278
Class 529-A	124,278	9,418	16,139	1,224	(28,777)	(2,183)	111,640	8,459
Class 529-B	11,920	903	2,563	195	(4,252)	(323)	10,231	775
Class 529-C	58,933	4,463	5,874	445	(17,057)	(1,294)	47,750	3,614
Class 529-E	6,627	502	837	64	(1,969)	(149)	5,495	417
Class 529-F	7,487	568	549	42	(945)	(72)	7,091	538
Class R-1	16,185	1,224	931	71	(5,750)	(436)	11,366	859
Class R-2	228,880	17,369	17,884	1,355	(102,796)	(7,797)	143,968	10,927
Class R-3	295,955	22,433	21,159	1,604	(112,658)	(8,548)	204,456	15,489
Class R-4	187,503	14,206	12,269	929	(58,770)	(4,461)	141,002	10,674
Class R-5	171,087	12,937	11,226	851	(52,805)	(3,994)	129,508	9,794
Total net increase
(decrease)	$8,426,301	638,701	$1,069,314	81,087	$(4,660,031)	(353,719)	$4,835,584	366,069

* Includes exchanges between share classes of the fund.

6.	Forward currency contracts

As of December 31, 2007, the fund had open forward currency contracts to purchase or sell currencies as follows (amounts in thousands):

	Contract amount		U.S. valuation at December 31, 2007
	Receive	Deliver	Amount	Unrealized appreciation

Purchases:
Euros expiring 3/12 to 3/25/2008	€2,974	$4,341	$4,346	$5

Sales:
Euros expiring 1/22 to 3/14/2008	$300,601	€205,606	300,359	242
British pounds expiring 1/28 to 3/20/2008	119,894	£59,620	118,116	1,778
				2,020

Forward currency contracts - net				$2,025

7.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $25,888,118,000 and $17,160,129,000, respectively, during the year ended December 31, 2007.

Financial highlights

		Income from investment operations(1)
	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of year	Total return (2) (3)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers (3)	Ratio of net income to average net assets (3)
Class A:
Year ended 12/31/2007	$13.32	$.69	$(.25)	$.44	$(.70)	$13.06	3.37%	$24,898	.63%	.61%	5.22%
Year ended 12/31/2006	13.22	.67	.09	.76	(.66)	13.32	5.88	20,670	.65	.62	5.07
Year ended 12/31/2005	13.65	.62	(.36)	.26	(.69)	13.22	1.94	17,738	.65	.62	4.60
Year ended 12/31/2004	13.51	.61	.16	.77	(.63)	13.65	5.85	15,822	.65	.65	4.54
Year ended 12/31/2003	12.70	.68	.84	1.52	(.71)	13.51	12.22	13,991	.67	.67	5.15
Class B:
Year ended 12/31/2007	13.32	.59	(.25)	.34	(.60)	13.06	2.61	1,524	1.38	1.35	4.48
Year ended 12/31/2006	13.22	.57	.09	.66	(.56)	13.32	5.09	1,458	1.40	1.37	4.33
Year ended 12/31/2005	13.65	.52	(.36)	.16	(.59)	13.22	1.19	1,415	1.38	1.36	3.87
Year ended 12/31/2004	13.51	.51	.16	.67	(.53)	13.65	5.07	1,394	1.39	1.38	3.80
Year ended 12/31/2003	12.70	.58	.84	1.42	(.61)	13.51	11.38	1,274	1.41	1.41	4.37
Class C:
Year ended 12/31/2007	13.32	.59	(.25)	.34	(.60)	13.06	2.56	2,532	1.42	1.40	4.43
Year ended 12/31/2006	13.22	.56	.09	.65	(.55)	13.32	5.04	1,847	1.45	1.42	4.27
Year ended 12/31/2005	13.65	.51	(.36)	.15	(.58)	13.22	1.12	1,429	1.44	1.42	3.81
Year ended 12/31/2004	13.51	.50	.16	.66	(.52)	13.65	4.99	1,123	1.46	1.45	3.71
Year ended 12/31/2003	12.70	.57	.84	1.41	(.60)	13.51	11.29	848	1.49	1.49	4.26
Class F:
Year ended 12/31/2007	13.32	.69	(.25)	.44	(.70)	13.06	3.38	2,963	.62	.60	5.22
Year ended 12/31/2006	13.22	.67	.09	.76	(.66)	13.32	5.90	1,611	.63	.60	5.07
Year ended 12/31/2005	13.65	.62	(.36)	.26	(.69)	13.22	1.92	803	.65	.63	4.60
Year ended 12/31/2004	13.51	.60	.16	.76	(.62)	13.65	5.80	487	.70	.69	4.46
Year ended 12/31/2003	12.70	.67	.84	1.51	(.70)	13.51	12.15	292	.72	.72	5.02
Class 529-A:
Year ended 12/31/2007	13.32	.68	(.25)	.43	(.69)	13.06	3.31	532	.69	.67	5.17
Year ended 12/31/2006	13.22	.66	.09	.75	(.65)	13.32	5.85	388	.68	.66	5.05
Year ended 12/31/2005	13.65	.61	(.36)	.25	(.68)	13.22	1.88	273	.69	.67	4.57
Year ended 12/31/2004	13.51	.60	.16	.76	(.62)	13.65	5.80	187	.70	.70	4.48
Year ended 12/31/2003	12.70	.67	.84	1.51	(.70)	13.51	12.21	110	.68	.68	5.05
Class 529-B:
Year ended 12/31/2007	13.32	.58	(.25)	.33	(.59)	13.06	2.49	77	1.50	1.47	4.36
Year ended 12/31/2006	13.22	.55	.09	.64	(.54)	13.32	4.97	69	1.53	1.50	4.20
Year ended 12/31/2005	13.65	.50	(.36)	.14	(.57)	13.22	1.02	58	1.54	1.52	3.71
Year ended 12/31/2004	13.51	.48	.16	.64	(.50)	13.65	4.86	49	1.59	1.58	3.60
Year ended 12/31/2003	12.70	.55	.84	1.39	(.58)	13.51	11.18	35	1.61	1.61	4.13
Class 529-C:
Year ended 12/31/2007	13.32	.58	(.25)	.33	(.59)	13.06	2.50	247	1.49	1.46	4.37
Year ended 12/31/2006	13.22	.55	.09	.64	(.54)	13.32	4.99	170	1.51	1.49	4.22
Year ended 12/31/2005	13.65	.50	(.36)	.14	(.57)	13.22	1.03	121	1.53	1.51	3.74
Year ended 12/31/2004	13.51	.48	.16	.64	(.50)	13.65	4.88	86	1.57	1.57	3.61
Year ended 12/31/2003	12.70	.55	.84	1.39	(.58)	13.51	11.19	56	1.59	1.59	4.15
Class 529-E:
Year ended 12/31/2007	13.32	.65	(.25)	.40	(.66)	13.06	3.02	28	.98	.96	4.88
Year ended 12/31/2006	13.22	.62	.09	.71	(.61)	13.32	5.53	21	.99	.97	4.74
Year ended 12/31/2005	13.65	.57	(.36)	.21	(.64)	13.22	1.56	15	1.01	.99	4.25
Year ended 12/31/2004	13.51	.55	.16	.71	(.57)	13.65	5.43	11	1.05	1.05	4.13
Year ended 12/31/2003	12.70	.62	.84	1.46	(.65)	13.51	11.77	7	1.06	1.06	4.68
Class 529-F:
Year ended 12/31/2007	13.32	.71	(.25)	.46	(.72)	13.06	3.53	22	.48	.46	5.38
Year ended 12/31/2006	13.22	.69	.09	.78	(.68)	13.32	6.05	14	.49	.46	5.25
Year ended 12/31/2005	13.65	.62	(.36)	.26	(.69)	13.22	1.98	7	.58	.56	4.69
Year ended 12/31/2004	13.51	.59	.16	.75	(.61)	13.65	5.69	4	.80	.80	4.36
Year ended 12/31/2003	12.70	.64	.84	1.48	(.67)	13.51	11.96	2	.82	.82	4.72
Class R-1:
Year ended 12/31/2007	13.32	.58	(.25)	.33	(.59)	13.06	2.54	71	1.44	1.42	4.44
Year ended 12/31/2006	13.22	.56	.09	.65	(.55)	13.32	5.05	29	1.49	1.42	4.28
Year ended 12/31/2005	13.65	.51	(.36)	.15	(.58)	13.22	1.11	18	1.51	1.43	3.82
Year ended 12/31/2004	13.51	.50	.16	.66	(.52)	13.65	4.98	11	1.55	1.47	3.70
Year ended 12/31/2003	12.70	.57	.84	1.41	(.60)	13.51	11.29	5	1.65	1.49	4.13
Class R-2:
Year ended 12/31/2007	13.32	.59	(.25)	.34	(.60)	13.06	2.56	648	1.51	1.40	4.44
Year ended 12/31/2006	13.22	.56	.09	.65	(.55)	13.32	5.06	500	1.67	1.41	4.30
Year ended 12/31/2005	13.65	.51	(.36)	.15	(.58)	13.22	1.14	352	1.74	1.41	3.84
Year ended 12/31/2004	13.51	.50	.16	.66	(.52)	13.65	5.02	238	1.85	1.43	3.73
Year ended 12/31/2003	12.70	.57	.84	1.41	(.60)	13.51	11.33	111	1.94	1.46	4.20
Class R-3:
Year ended 12/31/2007	13.32	.65	(.25)	.40	(.66)	13.06	3.02	949	.98	.95	4.89
Year ended 12/31/2006	13.22	.62	.09	.71	(.61)	13.32	5.49	570	1.02	.99	4.71
Year ended 12/31/2005	13.65	.56	(.36)	.20	(.63)	13.22	1.53	361	1.05	1.02	4.23
Year ended 12/31/2004	13.51	.55	.16	.71	(.57)	13.65	5.42	213	1.06	1.05	4.12
Year ended 12/31/2003	12.70	.62	.84	1.46	(.65)	13.51	11.76	95	1.12	1.07	4.59
Class R-4:
Year ended 12/31/2007	13.32	.69	(.25)	.44	(.70)	13.06	3.35	692	.66	.64	5.22
Year ended 12/31/2006	13.22	.66	.09	.75	(.65)	13.32	5.86	325	.67	.65	5.06
Year ended 12/31/2005	13.65	.61	(.36)	.25	(.68)	13.22	1.91	182	.67	.65	4.61
Year ended 12/31/2004	13.51	.60	.16	.76	(.62)	13.65	5.81	77	.68	.68	4.48
Year ended 12/31/2003	12.70	.67	.84	1.51	(.70)	13.51	12.15	18	.72	.72	5.05
Class R-5:
Year ended 12/31/2007	13.32	.73	(.25)	.48	(.74)	13.06	3.65	635	.36	.34	5.50
Year ended 12/31/2006	13.22	.70	.09	.79	(.69)	13.32	6.17	336	.37	.35	5.36
Year ended 12/31/2005	13.65	.66	(.36)	.30	(.73)	13.22	2.21	204	.37	.35	4.91
Year ended 12/31/2004	13.51	.65	.16	.81	(.67)	13.65	6.14	127	.37	.37	4.81
Year ended 12/31/2003	12.70	.71	.84	1.55	(.74)	13.51	12.52	106	.40	.40	5.39

	Year ended December 31

	2007	2006	2005	2004	2003
Portfolio turnover rate for all classes of shares	58%	53%	50%	45%	60%

(1) Based on average shares outstanding.
(2) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the years shown, CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Bond Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of The Bond Fund of America, Inc. (the “Fund”), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Bond Fund of America, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 11, 2008

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007, through December 31, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2007	Ending account value 12/31/2007	Expenses paid during period*	Annualized expense ratio
Class A -- actual return	$1,000.00	$1,020.42	$3.06	.60%
Class A -- assumed 5% return	1,000.00	1,022.18	3.06	.60
Class B -- actual return	1,000.00	1,016.59	6.81	1.34
Class B -- assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class C -- actual return	1,000.00	1,016.38	7.01	1.38
Class C -- assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class F -- actual return	1,000.00	1,020.43	3.00	.59
Class F -- assumed 5% return	1,000.00	1,022.23	3.01	.59
Class 529-A -- actual return	1,000.00	1,020.16	3.31	.65
Class 529-A -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 529-B -- actual return	1,000.00	1,015.96	7.47	1.47
Class 529-B -- assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-C -- actual return	1,000.00	1,016.03	7.37	1.45
Class 529-C -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class 529-E -- actual return	1,000.00	1,018.64	4.83	.95
Class 529-E -- assumed 5% return	1,000.00	1,020.42	4.84	.95
Class 529-F -- actual return	1,000.00	1,021.21	2.24	.44
Class 529-F -- assumed 5% return	1,000.00	1,022.99	2.24	.44
Class R-1 -- actual return	1,000.00	1,016.26	7.11	1.40
Class R-1 -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-2 -- actual return	1,000.00	1,016.32	7.12	1.40
Class R-2 -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-3 -- actual return	1,000.00	1,018.63	4.83	.95
Class R-3 -- assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 -- actual return	1,000.00	1,020.23	3.21	.63
Class R-4 -- assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-5 -- actual return	1,000.00	1,021.78	1.68	.33
Class R-5 -- assumed 5% return	1,000.00	1,023.54	1.68	.33

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2007:

Qualified dividend income	$27,819,000

Corporate dividends received deduction	10,361,000

U.S. government income that may be exempt from state taxation	148,641,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2008. The agreement was amended to add additional advisory fee breakpoints if and when the fund’s net assets exceed $28 billion and $36 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing as high a level of current income as is consistent with the preservation of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of directors and other officers

“Independent” directors

Name and age	Year first elected a director of the fund[1]	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 73		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 74	1974	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

James G. Ellis, 61	2006	Dean and Professor of Marketing, University of Southern California

Martin Fenton, 72	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living communities)
(Independent and Non-Executive)

Leonard R. Fuller, 61	1994	President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 61	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 73	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 64	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

Steadman Upham, Ph.D., 58	2007	President and Professor of Anthropology, The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

“Independent” directors

Name and age	Number of portfolios in fund complex[2] overseen by director	Other directorships[3] held by director

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 73

H. Frederick Christie, 74	21	AECOM Technology Corporation; Ducommun Incorporated; IHOP Corporation; Southwest Water Company

James G. Ellis, 61	12	Genius Products

Martin Fenton, 72	18	None
Chairman of the Board
(Independent and Non-Executive)

Leonard R. Fuller, 61	16	None

R. Clark Hooper, 61	18	JPMorgan Value Opportunities Fund; The Swiss Helvetia Fund Inc.

Richard G. Newman, 73	14	Sempra Energy; Southwest Water Company

Frank M. Sanchez, 64	13	None

Steadman Upham, Ph.D., 58	14	None

“Interested” directors[4]

Name, age and position with fund	Year first elected a director or officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Paul G. Haaga, Jr., 59	1985	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President —Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Abner D. Goldstine, 78	1974	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director, Capital Research and Management Company

“Interested” directors[4]

Name, age and position with fund	Number of portfolios in fund complex[2] overseen by director	Other directorships[3] held by director

Paul G. Haaga, Jr., 59	14	None
Vice Chairman of the Board

Abner D. Goldstine, 78	13	None
President

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director/trustee as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Other officers

Name, age and position with fund	Year first elected an officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

David C. Barclay, 51	1997	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Mark R. Macdonald, 48	2001	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, Capital Research and Management Company

John H. Smet, 51	1994	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, American Funds Distributors, Inc.[5]

Kristine M. Nishiyama, 37	2003	Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and Management Company; Vice President and Counsel, Capital Bank and Trust Company[5]

Kimberly S. Verdick, 43	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Ari M. Vinocor, 33	2007	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 33	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Sharon G. Moseley, 40	2003	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete December 31, 2007, portfolio of The Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

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The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•	A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
>	The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

• American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds          Capital Research and Management           Capital International             Capital Guardian              Capital Bank and Trust

Lit. No. MFGEAR-908-0208P

Litho in USA BG/LPT/8053-S10031

Printed on recycled paper

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leonard R. Fuller, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$98,000
2007	$110,000

b) Audit-Related Fees:
2006	$7,000
2007	$7,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	$6,000
2007	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2006	$796,000
2007	$916,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2006	9,000
2007	2,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2006	None
2007	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,094,000 for fiscal year 2006 and $1,218,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

Bond Fund of AmericaSM
Investment portfolio

December 31, 2007

Bonds & notes — 90.33%	Principal amount (000)	Market value (000)

CORPORATE BONDS & NOTES — 42.81%
FINANCIALS — 19.08%
Washington Mutual Bank, FA 6.875% 2011	$8,125	$7,672
Washington Mutual, Inc. 5.00% 2012	14,000	12,289
Washington Mutual, Inc. 5.184% 2012[1]	41,000	34,907
Washington Mutual Bank 5.369% 2013[1]	47,000	39,451
Washington Mutual Bank, FA 5.50% 2013	10,155	9,020
Washington Mutual Bank, FA 5.65% 2014	13,890	12,276
Washington Mutual Bank, FA, Series 16, 5.125% 2015	18,220	15,454
Washington Mutual, Inc. 7.25% 2017	10,000	8,822
Washington Mutual, Inc. 6.75% 2036[2]	5,000	4,175
Washington Mutual Preferred Funding I Ltd., Series A-1, 6.534% (undated)[1,2,3]	120,500	69,890
Washington Mutual Preferred Funding II Ltd. 6.665% (undated)[1,3]	74,800	44,196
Washington Mutual Preferred Funding III Ltd. 6.895% (undated)[1,3]	64,600	38,147
Washington Mutual Preferred Funding IV Ltd. 9.75% (undated)[1,3]	109,200	87,488
Residential Capital, LLC 5.646% 2008[1]	2,750	2,365
General Motors Acceptance Corp. 6.034% 2008[1]	500	483
General Motors Acceptance Corp. 5.85% 2009	7,790	7,452
Residential Capital Corp. 7.814% 2009[1]	43,000	30,745
Residential Capital Corp. 8.544% 2009[1,3]	11,750	5,846
Residential Capital Corp. 7.875% 2010[1]	173,135	111,672
General Motors Acceptance Corp. 7.25% 2011	53,235	46,694
General Motors Acceptance Corp. 6.625% 2012	3,000	2,496
General Motors Acceptance Corp. 6.875% 2012	12,385	10,388
General Motors Acceptance Corp. 7.00% 2012	34,000	28,871
Residential Capital, LLC 8.00% 2012[1]	31,305	19,409
General Motors Acceptance Corp. 6.75% 2014	47,000	37,957
General Motors Acceptance Corp. 7.324% 2014[1]	75,000	60,254
International Lease Finance Corp. 4.35% 2008	20,500	20,362
International Lease Finance Corp. 5.00% 2010	8,330	8,310
International Lease Finance Corp. 5.125% 2010	20,000	20,077
American General Finance Corp., Series J, 5.185% 2011[1]	30,000	29,627
International Lease Finance Corp. 5.00% 2012	13,500	13,314
International Lease Finance Corp., Series R, 5.40% 2012	10,000	10,092
International Lease Finance Corp., Series R, 5.625% 2013	20,000	20,071
American General Finance Corp., Series I, 5.85% 2013	27,500	27,228
International Lease Finance Corp. 5.875% 2013	5,000	5,089
International Lease Finance Corp., Series R, 5.65% 2014	11,500	11,702
American General Finance Corp., Series I, 5.40% 2015	20,000	18,472
American General Finance Corp., Series J, 6.50% 2017	14,000	13,672
American General Finance Corp., Series J, 6.90% 2017	69,625	69,819
American International Group, Inc., Series G, 5.85% 2018	14,580	14,703
American International Group, Inc. 5.00% 2023	£400	701
ILFC E-Capital Trust II 6.25% 2065[1,3]	$42,460	40,641
American General Capital I 6.00% 2067[1,3]	5,000	4,542
American International Group, Inc., Series A-1, 6.25% 2087[1]	25,310	22,709
BANK ONE, Texas, NA 6.25% 2008	7,250	7,259
J.P. Morgan Chase & Co. 6.75% 2011	15,000	15,761
J.P. Morgan Chase & Co. 4.875% 2014	18,340	17,922
J.P. Morgan Chase & Co. 4.891% 2015[1]	55,000	52,997
Bank One Corp. 4.90% 2015	9,000	8,630
JPMorgan Chase Bank NA 6.00% 2017	22,750	23,180
JPMorgan Chase & Co. 6.00% 2018	10,000	10,193
JPMorgan Chase Capital XXI, Series U, 5.844% 2037[1]	30,000	23,674
JPMorgan Chase Capital XXV, Series Y, 6.80% 2037	16,800	16,203
JPMorgan Chase Capital XX, Series T, 6.55% 2066	33,370	30,201
JPMorgan Chase Capital XVIII, Series R, 6.95% 2066	17,400	16,577
CIT Group Inc. 4.00% 2008	14,000	13,885
CIT Group Inc. 5.50% 2008	£165	319
CIT Group Inc. 6.875% 2009	$31,000	31,231
CIT Group Inc. 4.25% 2010	28,000	26,953
CIT Group Inc. 5.291% 2011[1]	30,000	26,467
CIT Group Inc. 7.625% 2012	39,900	40,484
CIT Group Inc. 5.40% 2013	15,000	13,643
CIT Group Inc. 6.10% 2067[1]	36,265	26,374
Household Finance Corp. 4.125% 2009	10,000	9,890
Household Finance Corp. 6.75% 2011	23,750	24,656
HSBC Finance Corp. 5.341% 2012[1]	20,000	19,336
HSBC Finance Corp. 5.549% 2012[1]	15,000	14,445
HSBC Finance Corp. 5.00% 2015	27,195	25,976
HSBC Holdings PLC 6.50% 2037	60,490	58,817
Midland Bank 5.00% Eurodollar note (undated)[1,2]	15,000	11,250
Citigroup Inc. 4.125% 2010	26,000	25,632
Citigroup Inc. 5.125% 2011	10,000	10,063
Citigroup Inc. 6.50% 2030	£35	74
Citigroup Capital XXI 8.30% 2057	$118,585	124,177
Bayerische Hypo- und Vereinsbank AG 6.00% 2014	€3,030	4,491
UniCredito Italiano SpA 5.584% 2017[1,3]	$60,690	60,173
UniCredito Italiano SpA 6.00% 2017[3]	78,900	78,264
HVB Funding Trust III 9.00% 2031[3]	9,417	10,659
Barclays Bank PLC 5.926% (undated)[1,3]	31,135	29,020
Barclays Bank PLC 6.375% (undated)[1]	£240	464
Barclays Bank PLC 6.86% callable perpetual core tier one notes (undated)[1,2,3]	$12,525	12,080
Barclays Bank PLC 7.434% (undated)[1,3]	105,450	109,771
Bank of America Corp. 3.625% 2008	€2,120	3,089
Bank of America Corp. 4.50% 2010	$6,270	6,277
Bank of America Corp. 7.125% 2011	1,750	1,882
Bank of America Corp. 4.875% 2012	2,000	2,007
Bank of America Corp. 5.375% 2012	13,750	14,021
MBNA Corp., Series F, 7.50% 2012	1,800	1,965
Bank of America Corp. 5.75% 2017	10,000	10,042
MBNA Capital A, Series A, 8.278% 2026	7,500	7,799
MBNA Global Capital Funding, Series B, 5.711% 2027[1]	33,000	29,106
Bank of America Corp. 6.50% 2037	73,850	74,866
Santander Issuances, SA Unipersonal 5.286% 2016[1,3]	21,500	20,608
Santander Issuances, SA Unipersonal 5.805% 2016[1,3]	71,100	72,616
Santander Perpetual, SA Unipersonal 6.671% (undated)[1,3]	31,500	31,641
Abbey National PLC 6.70% (undated)[1]	18,380	17,982
Abbey National PLC 7.50% (undated)[1]	£3,270	6,830
Standard Chartered Bank 6.40% 2017[3]	$50,140	51,008
Standard Chartered Bank 4.974% Eurodollar note (undated)[1,2]	15,000	10,200
Standard Chartered Bank 5.088% (undated)[1,2]	5,000	3,425
Standard Chartered Bank 5.375% (undated)[1]	£150	261
Standard Chartered PLC 6.409% (undated)[1,3]	$90,200	81,830
Ford Motor Credit Co. 5.625% 2008	635	617
Ford Motor Credit Co. 7.375% 2009	725	683
Ford Motor Credit Co. 7.875% 2010	12,000	11,078
Ford Motor Credit Co. 9.75% 2010[1]	5,000	4,774
Ford Motor Credit Co. 7.25% 2011	24,000	20,804
Ford Motor Credit Co. 7.375% 2011	2,450	2,195
Ford Motor Credit Co. 10.241% 2011[1]	60,275	57,184
Ford Motor Credit Co. 7.80% 2012	400	351
Ford Motor Credit Co. 7.993% 2012[1]	8,000	6,725
Ford Motor Credit Co. 8.00% 2016	49,350	41,981
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[3]	57,950	56,579
Westfield Group 5.40% 2012[3]	50,000	49,946
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[3]	26,600	24,879
Westfield Group 5.70% 2016[3]	7,000	6,707
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 5.50% 2017	£3,780	6,948
Countrywide Home Loans, Inc., Series L, 3.25% 2008	$5,125	4,632
Countrywide Home Loans, Inc. 5.875% 2008[2]	£6,150	10,249
Countrywide Home Loans, Inc., Series M, 4.125% 2009	$32,560	23,892
Countrywide Home Loans, Inc., Series K, 5.625% 2009	3,430	2,618
Countrywide Financial Corp., Series A, 4.50% 2010	11,805	8,582
Countrywide Home Loans, Inc., Series L, 4.00% 2011	5,000	3,613
Countrywide Financial Corp., Series B, 5.315% 2012[1,2]	30,900	22,016
Countrywide Financial Corp., Series B, 5.80% 2012	82,465	60,295
Countrywide Financial Corp. 6.25% 2016	1,875	1,081
Lincoln National Corp. 5.65% 2012	20,245	20,802
Lincoln National Corp. 7.00% 2066[1]	101,015	101,580
Royal Bank of Scotland PLC 9.625% 2015	£200	475
Royal Bank of Scotland PLC 5.00% (undated)[1]	200	381
Royal Bank of Scotland Group PLC 6.99% (undated)[1,3]	$113,410	113,266
TuranAlem Finance BV 7.75% 2013[3]	11,000	9,515
TuranAlem Finance BV 8.00% 2014	12,460	10,653
TuranAlem Finance BV 8.00% 2014[3]	5,000	4,275
TuranAlem Finance BV 8.50% 2015[3]	23,335	20,593
TuranAlem Finance BV 8.50% 2015	11,310	9,981
TuranAlem Finance BV 8.25% 2037[3]	61,795	52,835
TuranAlem Finance BV, Series 8, 8.25% 2037	6,000	5,130
Lehman Brothers Holdings Inc. 5.00% 2010	£235	453
Lehman Brothers Holdings Inc., Series I, 5.478% 2012[1]	$3,300	3,108
Lehman Brothers Holdings Inc. 6.50% 2017	52,885	53,606
Lehman Brothers Holdings Inc. 6.75% 2017	29,050	29,996
Lehman Brothers Holdings Inc. 6.875% 2037	4,197	4,116
Lehman Brothers Holdings Capital Trust VII 5.857% (undated)[1]	16,415	14,644
Simon Property Group, LP 4.875% 2010	12,000	12,020
Simon Property Group, LP 5.375% 2011	12,500	12,351
Simon Property Group, LP 5.60% 2011	32,060	32,191
Simon Property Group, LP 5.00% 2012	16,000	15,621
Simon Property Group, LP 5.75% 2012	4,000	4,028
Simon Property Group, LP 5.75% 2015	3,250	3,161
Simon Property Group, LP 5.25% 2016	1,000	932
Simon Property Group, LP 6.10% 2016	4,750	4,702
Simon Property Group, LP 5.875% 2017	19,250	18,485
Liberty Mutual Group Inc. 6.50% 2035[3]	37,810	34,603
Liberty Mutual Group Inc. 7.50% 2036[3]	36,485	35,704
Liberty Mutual Group Inc., Series A, 7.80% 2087[3]	36,240	32,322
PNC Funding Corp. 4.20% 2008	2,750	2,746
PNC Funding Corp. 5.16% 2014[1]	30,000	29,205
PNC Funding Corp., Series II, 6.113% (undated)[1,2,3]	37,100	31,350
PNC Funding Corp., Series I, 6.517% (undated)[1,2,3]	44,200	38,675
PRICOA Global Funding I, Series 2004-4, 4.35% 2008[3]	2,500	2,488
Prudential Financial, Inc., Series D, 5.10% 2011	4,375	4,429
Prudential Financial, Inc., Series B, 4.75% 2014	4,000	3,820
Prudential Financial, Inc., Series D, 6.00% 2017	20,670	20,623
Prudential Holdings, LLC, Series C, 8.695% 2023[3,4]	57,035	70,553
Kimco Realty Corp., Series C, 3.95% 2008	5,000	4,969
Kimco Realty Corp., Series C, 4.82% 2011	7,500	7,286
Kimco Realty Corp. 6.00% 2012	17,500	17,692
Kimco Realty Corp., Series C, 4.82% 2014	12,000	11,170
Kimco Realty Corp., Series C, 4.904% 2015	3,000	2,773
Kimco Realty Corp., Series C, 5.783% 2016	19,500	18,857
Kimco Realty Corp. 5.70% 2017	33,450	31,275
ZFS Finance (USA) Trust II 6.45% 2065[1,3]	39,500	36,869
ZFS Finance (USA) Trust V 6.50% 2067[1,3]	60,175	55,647
XL Capital Finance (Europe) PLC 6.50% 2012	6,455	6,753
Mangrove Bay Pass Through Trust 6.102% 2033[1,3]	37,568	33,836
Twin Reefs Asset Trust (XLFA), Series B, 6.243% (undated)[1,3]	10,700	6,977
World Savings Bank, FSB, Bank Notes, Series 2008-FXR, 4.125% 2008	1,000	998
Wachovia Corp. 5.30% 2011	5,000	5,015
Wachovia Corp. 5.625% 2016	7,000	6,914
Wachovia Bank NA 6.60% 2038	70,000	70,581
Catlin Insurance Ltd. 7.249% (undated)[1,3]	88,800	81,320
American Express Credit Corp. 3.00% 2008	6,810	6,768
American Express Centurion Bank 5.55% 2012	9,000	9,168
American Express Co. 6.15% 2017	17,365	17,854
American Express Co. 6.80% 2066[1]	46,500	47,226
Fifth Third Capital Trust IV 6.50% 2067[1]	86,920	78,960
Resona Bank, Ltd. 3.75% 2015[1]	€9,740	13,613
Resona Bank, Ltd. 5.85% (undated)[1,3]	$69,260	64,491
Capital One Financial Corp. 5.426% 2009[1]	30,000	28,366
Capital One Financial Corp. 5.70% 2011	12,000	11,602
Capital One Financial Corp. 6.15% 2016	10,000	8,888
Capital One Capital III 7.686% 2036[1,2]	32,200	25,485
Capital One Capital IV 6.745% 2037[1]	4,950	3,690
Wells Fargo & Co. 3.50% 2008	3,310	3,296
Wells Fargo & Co. 5.25% 2012	33,750	34,347
Wells Fargo Bank, National Assn. 4.75% 2015	29,175	27,907
Wells Fargo & Co. 5.625% 2017	7,500	7,519
Wells Fargo Capital X 5.95% 2086[1]	5,000	4,682
SLM Corp., Series A, 3.95% 2008	17,500	17,080
SLM Corp., Series A, 4.50% 2010	38,000	34,874
SLM Corp., Series A, 5.40% 2011	13,700	12,497
SLM Corp., Series A, 5.375% 2013	3,000	2,686
SLM Corp., Series A, 5.388% 2014[1]	6,900	5,906
AXA SA 6.379% (undated)[1,3]	47,270	40,860
AXA SA 6.463% (undated)[1,3]	35,000	31,576
Merrill Lynch & Co., Inc., Series C, 6.05% 2012	10,900	11,120
Merrill Lynch & Co., Inc., Series C, 6.40% 2017	45,500	46,309
Merrill Lynch & Co., Inc. 6.11% 2037	12,680	11,234
Hospitality Properties Trust 7.00% 2008	1,000	1,004
Hospitality Properties Trust 6.75% 2013	17,845	18,386
Hospitality Properties Trust 5.125% 2015	6,850	6,330
Hospitality Properties Trust 6.30% 2016	24,175	23,737
Hospitality Properties Trust 5.625% 2017	6,800	6,304
Hospitality Properties Trust 6.70% 2018	12,725	12,590
Allstate Financial Global Funding LLC 4.25% 2008[3]	7,500	7,481
Allstate Corp., Series B, 6.125% 2067[1]	51,205	49,490
Allstate Corp., Series A, 6.50% 2067[1]	7,710	7,198
BNP Paribas 5.75% 2022	£415	794
BNP Paribas 7.195% (undated)[1,3]	$61,700	61,015
Lloyds Bank, Series 2, 5.313% (undated)[1,2]	8,000	5,960
Lloyds TSB Group PLC 6.267% (undated)[1,3]	58,345	53,017
Nationwide Financial Services, Inc. 6.75% 2067[1]	62,485	57,729
CNA Financial Corp. 5.85% 2014	4,500	4,514
CNA Financial Corp. 6.50% 2016	24,625	25,174
CNA Financial Corp. 7.25% 2023	24,145	24,861
HBOS PLC 5.375% (undated)[1,3]	4,200	3,833
HBOS PLC, Series B, 5.92% (undated)[1,3]	51,400	44,899
Sumitomo Mitsui Banking Corp. 8.00% 2012	3,500	3,874
Sumitomo Mitsui Banking Corp. 5.625% (undated)[1,3]	46,580	43,560
STB Finance Cayman Ltd., Series 108, 5.834% (undated)[1]	£150	284
Charles Schwab Corp., Series A, 6.375% 2017	$16,650	17,156
Schwab Capital Trust I 7.50% 2037[1]	28,820	29,052
AEGON NV 4.625% 2008	€7,750	11,307
Transamerica Corp. 9.375% 2008	$7,500	7,540
Monumental Global Funding III 5.25% 2014[3]	23,000	22,821
AEGON NV 6.125% 2031	£1,730	3,524
ACE INA Holdings Inc. 5.875% 2014	$18,775	19,255
ACE INA Holdings Inc. 5.70% 2017	4,000	3,971
ACE Capital Trust II 9.70% 2030	12,423	15,778
ACE INA Holdings Inc. 6.70% 2036	5,980	6,083
HSBK (Europe) BV 7.75% 2013	10,855	10,366
HSBK (Europe) BV 7.75% 2013[3]	305	291
HSBK (Europe) BV 7.25% 2017[3]	39,245	34,241
ORIX Corp. 5.48% 2011	43,665	43,701
BBVA International SA Unipersonal 5.919% (undated)[1,3]	48,380	42,421
Hartford Financial Services Group, Inc. 5.25% 2011	5,625	5,706
Hartford Financial Services Group, Inc. 4.625% 2013	2,000	1,933
Glen Meadow Pass Through Trust 6.505% 2067[1,2,3]	35,201	33,740
Developers Diversified Realty Corp. 3.875% 2009	19,500	19,059
Developers Diversified Realty Corp. 5.375% 2012	3,450	3,358
Developers Diversified Realty Corp. 5.50% 2015	19,500	18,245
Capmark Financial Group, Inc. 5.529% 2010[1,3]	8,975	7,240
Capmark Financial Group, Inc. 5.875% 2012[3]	30,050	23,808
Capmark Financial Group, Inc. 6.30% 2017[3]	11,332	8,461
Kazkommerts International BV 7.00% 2009[3]	5,500	5,170
Kazkommerts International BV 8.50% 2013	5,000	4,550
Kazkommerts International BV 7.875% 2014[3]	9,200	7,889
Kazkommerts International BV 8.00% 2015[3]	15,500	12,943
Kazkommerts International BV 8.00% 2015	600	501
Kazkommerts International BV, Series 4, 7.50% 2016	10,000	7,735
QBE Capital Funding II LP 6.797% (undated)[1,3]	36,055	34,584
Brandywine Operating Partnership, LP 5.75% 2012	27,110	26,861
Brandywine Operating Partnership, LP 5.40% 2014	3,000	2,853
Brandywine Operating Partnership, LP 5.70% 2017	5,000	4,640
Development Bank of Singapore Ltd. 7.875% 2009[3]	20,000	21,020
DBS Bank Ltd. 5.853% 2021[1,3]	12,500	11,710
State Street Capital Trust IV 5.991% 2077[1]	40,000	31,148
New York Life Global Funding 5.25% 2012[3]	30,300	31,035
ERP Operating LP 4.75% 2009	2,225	2,196
ERP Operating LP 6.625% 2012	5,000	5,195
ERP Operating LP 5.375% 2016	6,000	5,669
ERP Operating LP 5.75% 2017	18,000	17,171
ProLogis 5.25% 2010	10,884	10,848
PLD International Finance LLC 4.375% 2011	€4,150	5,641
ProLogis 5.625% 2015	$13,035	12,488
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative preferred (undated)[1,3]	30,850	28,910
Ambac Financial Group, Inc. 5.95% 2035	110	86
Ambac Financial Group, Inc. 6.15% 2087[1]	39,255	28,751
Principal Life Global Funding I 2.80% 2008[3]	11,625	11,484
Principal Life Global Funding I 4.40% 2010[3]	16,600	16,716
Lazard Group LLC 7.125% 2015	22,605	23,036
Lazard Group LLC 6.85% 2017	4,950	4,897
Plum Creek Timberlands, LP 5.875% 2015	27,100	26,761
North Front Pass Through Trust 5.81% 2024[1,3]	19,085	18,286
Nationwide Mutual Insurance Co. 7.875% 2033[3]	5,480	6,269
Nationwide Mutual Insurance Co. 6.60% 2034[3]	2,000	1,979
Goldman Sachs Group, Inc. 6.25% 2017	5,000	5,211
Goldman Sachs Group, Inc. 6.75% 2037	21,440	21,073
ReliaStar Financial Corp. 6.50% 2008	6,016	6,075
ING Bank NV 5.50% 2012	€3,750	5,567
ING Groep NV 5.775% (undated)[1]	$15,500	14,352
Genworth Global Funding Trust, Series 2007-C, 5.25% 2012	11,000	11,157
Genworth Financial, Inc. 6.15% 2066[1]	15,135	13,774
Northern Rock PLC 5.60% (undated)[1,2,3]	13,815	7,944
Northern Rock PLC 6.594% (undated)[1,2,3]	27,465	15,792
iStar Financial, Inc. 5.375% 2010	10,675	9,888
iStar Financial, Inc., Series B, 5.125% 2011	1,500	1,338
iStar Financial, Inc. 6.05% 2015	14,285	12,121
Rouse Co. 3.625% 2009	5,200	4,980
Rouse Co. 7.20% 2012	17,475	16,727
Rouse Co. 6.75% 2013[3]	1,400	1,308
American Honda Finance Corp. 5.125% 2010[3]	21,850	22,472
Skandinaviska Enskilda Banken AB 4.958% (undated)[1,3]	9,885	8,877
Skandinaviska Enskilda Banken AB 5.00% (undated)[1]	£265	507
Skandinaviska Enskilda Banken AB 7.50% (undated)[1]	$12,500	12,871
Chubb Corp. 6.375% 2037[1]	22,595	22,077
United Overseas Bank Ltd. 5.375% 2019[1,3]	22,250	21,495
UnionBanCal Corp. 5.25% 2013[2]	2,000	1,933
Union Bank of California, NA 5.95% 2016[2]	17,415	17,119
Assurant, Inc. 5.625% 2014	19,420	19,028
E*TRADE Financial Corp. 8.00% 2011	11,450	9,990
E*TRADE Financial Corp. 7.375% 2013	1,500	1,162
E*TRADE Financial Corp. 7.875% 2015	9,720	7,460
John Hancock Global Funding II, Series 2004-A, 3.50% 2009[3]	18,000	17,754
Silicon Valley Bank 5.70% 2012[2]	18,000	17,689
Realogy Corp., Term Loan B, 8.24% 2013[1,4]	874	769
Realogy Corp., Term Loan B, Letter of Credit, 8.24% 2013[1,4]	245	215
Realogy Corp. 10.50% 2014[3]	9,985	7,489
Realogy Corp. 11.00% 2014[3,5]	10,475	7,306
Realogy Corp. 12.375% 2015[3]	2,700	1,708
UBS AG 5.875% 2017	17,000	17,152
Canadian Imperial Bank of Commerce 5.563% Eurodollar note 2085[1,2]	25,000	17,125
United Dominion Realty Trust, Inc., Series E, 4.50% 2008	17,000	16,988
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	15,000	14,895
Downey Financial Corp. 6.50% 2014	14,380	13,091
Bank of New York Mellon Corp., Series G, 4.95% 2012	12,900	12,914
Independence Community Bank Corp. 4.90% 2010[2]	12,000	11,728
Morgan Stanley, Series F, 5.25% 2012	10,000	10,007
Morgan Stanley 10.09% 2017[2]	BRL3,000	1,535
AB Spintab 6.00% 2009	SKr73,000	11,482
Credit Agricole SA 6.637% (undated)[1,3]	$12,220	11,356
Banco Santander-Chile 5.375% 2014[3]	11,200	11,223
Berkshire Hathaway Finance Corp. 4.75% 2012	10,000	10,135
United Energy Distribution Pty Ltd., AMBAC insured, 4.70% 2011[3]	10,000	10,130
Assured Guaranty US Holdings Inc., Series A, 6.40% 2066[1]	10,625	9,998
MassMutual Global Funding II, Series 2002-1, 3.50% 2010[3]	10,000	9,906
Shinsei Bank, Ltd. 3.75% 2016[1]	€6,865	9,173
Shinsei Bank, Ltd. 5.625% (undated)[1]	£195	345
Post Apartment Homes, LP 7.70% 2010	$1,400	1,538
Post Apartment Homes, LP 5.125% 2011	7,720	7,810
Host Marriott, LP, Series M, 7.00% 2012	7,130	7,166
Host Hotels & Resorts, LP, Series S, 6.875% 2014	2,000	2,000
Zions Bancorporation 5.50% 2015	9,625	9,040
Advanta Capital Trust I, Series B, 8.99% 2026	12,500	8,937
Banco Mercantil del Norte, SA 6.135% 2016[3]	8,600	8,548
Chohung Bank 4.50% 2014[1,2,3]	8,000	7,868
MetLife, Inc. 5.50% 2014	5,224	5,262
MetLife, Inc. 5.00% 2015	2,000	1,938
Bank of Nova Scotia 5.563% 2085[1,2]	10,000	7,150
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)[1,3]	6,500	6,635
Allied Irish Banks, PLC 5.625% 2030[1]	£250	419
Allied Irish Banks Ltd. 5.50% (undated)[1,2]	$7,000	5,425
SunTrust Banks, Inc. 6.00% 2017	5,750	5,788
Weingarten Realty Investors, Series A, 4.857% 2014	6,080	5,754
National Australia Bank Ltd. 5.486% (undated)[1,3]	5,925	5,422
Industrial Bank of Korea 4.00% 2014[1,3]	5,000	4,951
KeyBank NA 5.50% 2012	3,750	3,816
Northern Trust Co. 5.85% 2017[3]	3,750	3,816
Bergen Bank 5.563% (undated)[1,2]	5,000	3,750
National Bank of Canada 5.563% 2087[1,2]	5,000	3,525
Federal Realty Investment Trust 4.50% 2011	3,500	3,471
Financial Security Assurance Holdings Ltd. 6.40% 2066[1,3]	4,000	3,426
Christiana Bank Og Kreditkasse 5.00% (undated)[1,2]	4,000	2,900
UnumProvident Corp. 5.859% 2009	1,000	1,018
UnumProvident Finance Co. PLC 6.85% 2015[3]	1,425	1,479
AmeriCredit Corp. 8.50% 2015[3]	3,000	2,303
Norinchukin Finance (Cayman) Ltd. 5.625% 2016[1]	£205	395
Commerzbank AG 6.625% 2019	70	140
		6,835,193

CONSUMER DISCRETIONARY — 5.55%
Lenfest Communications, Inc. 7.625% 2008	6,750	6,767
Comcast Corp. 5.543% 2009[1]	9,520	9,489
Tele-Communications, Inc. 9.80% 2012	17,500	20,231
Comcast Cable Communications, Inc. 7.125% 2013	1,650	1,766
Tele-Communications, Inc. 7.875% 2013	7,500	8,229
Comcast Corp. 5.85% 2015	29,025	29,279
Comcast Corp. 6.50% 2015	5,000	5,226
Comcast Corp. 6.30% 2017	75,715	78,701
Comcast Corp. 6.50% 2017	11,325	11,828
Comcast Corp. 5.65% 2035	4,745	4,358
Comcast Corp. 6.45% 2037	18,750	19,154
Comcast Corp. 6.95% 2037	25,520	27,633
Time Warner Inc. 5.109% 2009[1]	40,000	39,033
Time Warner Inc. 5.50% 2011	1,000	1,005
AOL Time Warner Inc. 6.875% 2012	15,000	15,810
Time Warner Inc. 5.875% 2016	14,150	14,087
Time Warner Companies, Inc. 7.25% 2017	1,600	1,714
Time Warner Companies, Inc. 7.57% 2024	12,340	13,415
AOL Time Warner Inc. 7.625% 2031	33,760	37,466
Time Warner Inc. 6.50% 2036	71,880	70,163
Federated Retail Holdings, Inc. 5.35% 2012	15,715	15,325
Federated Retail Holdings, Inc. 5.90% 2016	84,165	79,400
Federated Retail Holdings, Inc. 6.375% 2037	19,500	17,047
DaimlerChrysler North America Holding Corp. 4.05% 2008	4,750	4,732
DaimlerChrysler North America Holding Corp. 4.75% 2008	3,600	3,599
DaimlerChrysler North America Holding Corp. 7.20% 2009	5,000	5,158
DaimlerChrysler North America Holding Corp. 4.875% 2010	10,000	9,961
DaimlerChrysler North America Holding Corp. 8.00% 2010	35,250	37,619
DaimlerChrysler North America Holding Corp. 7.75% 2011	26,350	28,333
DaimlerChrysler North America Holding Corp. 6.50% 2013	16,610	17,379
D.R. Horton, Inc. 9.75% 2010	1,150	1,127
D.R. Horton, Inc. 7.875% 2011	800	759
D.R. Horton, Inc. 6.875% 2013	5,385	4,817
D.R. Horton, Inc. 5.625% 2014	5,750	4,836
D.R. Horton, Inc. 5.25% 2015	24,325	19,349
D.R. Horton, Inc. 5.625% 2016	3,495	2,903
D.R. Horton, Inc. 6.50% 2016	34,835	30,270
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[3]	10,150	9,846
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	13,550	13,008
Charter Communications Operating, LLC, Term Loan Facilities B, 6.99% 2014[1,4]	25,825	24,175
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[3]	2,250	2,188
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	17,050	13,981
Centex Corp. 5.80% 2009	2,500	2,303
Centex Corp. 5.70% 2014	3,135	2,785
Centex Corp. 5.25% 2015	8,455	7,170
Centex Corp. 6.50% 2016	53,975	48,046
Ford Capital BV 9.50% 2010	6,266	5,937
Ford Motor Co., Term Loan B, 8.00% 2013[1,4]	45,432	42,138
Ford Motor Co. 6.50% 2018	9,655	7,157
Ford Motor Co. 8.875% 2022	3,110	2,488
News America Holdings Inc. 8.00% 2016	1,000	1,142
News America Inc. 7.25% 2018	2,250	2,480
News America Holdings Inc. 8.25% 2018	10,540	12,339
News America Inc. 6.40% 2035	1,250	1,269
News America Inc. 6.15% 2037	1,500	1,454
News America Inc. 6.65% 2037[3]	34,400	35,600
Viacom Inc. 5.75% 2011	2,500	2,533
Viacom Inc. 6.25% 2016	33,110	33,365
Viacom Inc. 6.875% 2036	12,650	12,724
Harrah’s Operating Co., Inc. 5.50% 2010	17,320	16,117
Harrah’s Operating Co., Inc. 5.625% 2015	24,650	18,020
Harrah’s Operating Co., Inc. 6.50% 2016	12,500	9,326
General Motors Corp. 6.375% 2008	145	144
General Motors Nova Scotia Finance Co. 6.85% 2008	300	296
General Motors Corp. 7.20% 2011	6,030	5,563
General Motors Corp. 7.125% 2013	15,225	13,246
General Motors Corp. 7.25% 2013	€700	909
General Motors Corp. 8.80% 2021	$26,400	22,308
General Motors Corp. 8.375% 2033	1,200	972
Target Corp. 3.375% 2008	4,330	4,319
Target Corp. 6.50% 2037	37,000	37,311
Toll Brothers, Inc. 6.875% 2012	1,090	1,066
Toll Brothers, Inc. 4.95% 2014	28,108	24,911
Toll Brothers, Inc. 5.15% 2015	15,790	14,350
Univision Communications, Inc., Second Lien Term Loan, 7.345% 2009[1,4]	2,240	2,195
Univision Communications, Inc., First Lien Term Loan B, 7.21% 2014[1,4]	9,470	8,650
Univision Communications Inc. 9.75% 2015[3,5]	25,640	23,493
Chancellor Media Corp. of Los Angeles 8.00% 2008	12,500	12,922
Clear Channel Communications, Inc. 5.75% 2013	8,000	6,631
Clear Channel Communications, Inc. 5.50% 2014	2,200	1,679
Clear Channel Communications, Inc. 6.875% 2018	13,000	10,446
J.C. Penney Co., Inc. 8.00% 2010	7,365	7,672
J.C. Penney Co., Inc. 9.00% 2012	995	1,120
J.C. Penney Corp., Inc. 5.75% 2018	18,650	17,551
J.C. Penney Corp., Inc. 6.375% 2036	4,165	3,733
Michaels Stores, Inc., Term Loan B, 7.625% 2013[1,4]	6,370	5,879
Michaels Stores, Inc. 10.00% 2014	15,225	14,540
Michaels Stores, Inc. 0%/13.00% 2016[6]	8,625	4,776
Michaels Stores, Inc. 11.375% 2016	3,475	3,206
Allison Transmission Holdings, Inc., Term Loan B, 8.00% 2014[1,4]	8,500	7,943
Allison Transmission Holdings, Inc. 11.25% 2015[3,5]	17,825	15,820
Seminole Tribe of Florida 5.798% 2013[3,4]	11,585	11,851
Seminole Tribe of Florida 7.804% 2020[2,3,4]	11,000	11,531
American Media Operations, Inc., Series B, 10.25% 2009	18,877	16,164
American Media Operations, Inc. 8.875% 2011	7,317	6,228
K. Hovnanian Enterprises, Inc. 8.875% 2012	7,060	4,059
K. Hovnanian Enterprises, Inc. 7.75% 2013	2,125	1,201
K. Hovnanian Enterprises, Inc. 6.375% 2014	2,440	1,720
K. Hovnanian Enterprises, Inc. 6.50% 2014	3,525	2,485
K. Hovnanian Enterprises, Inc. 6.25% 2015	2,775	1,915
K. Hovnanian Enterprises, Inc. 6.25% 2016	2,220	1,521
K. Hovnanian Enterprises, Inc. 7.50% 2016	6,635	4,678
K. Hovnanian Enterprises, Inc. 8.625% 2017	5,940	4,366
Ryland Group, Inc. 5.375% 2008	666	662
Ryland Group, Inc. 5.375% 2012	22,500	20,263
CanWest Media Inc., Series B, 8.00% 2012	17,036	16,163
CanWest MediaWorks Inc. 9.25% 2015[3]	3,325	3,271
Marriott International, Inc., Series J, 5.625% 2013	3,000	2,999
Marriott International, Inc., Series I, 6.375% 2017	15,750	16,188
Carnival Corp. 6.15% 2008	18,623	18,671
McGraw-Hill Companies, Inc. 5.90% 2017	17,000	16,931
Limited Brands, Inc. 6.90% 2017	17,060	16,512
Mohegan Tribal Gaming Authority 6.375% 2009	14,410	14,482
Mohegan Tribal Gaming Authority 7.125% 2014	1,500	1,459
MGM MIRAGE 6.00% 2009	1,975	1,975
MGM MIRAGE 8.50% 2010	6,850	7,141
MGM MIRAGE 6.75% 2012	1,050	1,028
MGM MIRAGE 6.75% 2013	3,350	3,266
MGM MIRAGE 5.875% 2014	500	460
MGM MIRAGE 6.625% 2015	2,025	1,909
Local T.V. Finance LLC 9.25% 2015[3,5]	16,065	15,422
Toys "R" Us, Inc. 7.625% 2011	10,035	8,505
Toys "R" Us-Delaware, Inc., Term Loan B, 9.155% 2012[1,4]	5,970	5,783
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	14,415	14,235
Visteon Corp. 8.25% 2010	15,440	13,742
Tenneco Automotive Inc., Series B, 10.25% 2013	2,958	3,165
Tenneco Automotive Inc. 8.625% 2014	7,410	7,317
Tenneco Automotive Inc. 8.125% 2015[3]	3,250	3,234
Cox Communications, Inc. 7.875% 2009	1,000	1,047
Cox Communications, Inc. 5.45% 2014	12,750	12,513
TL Acquisitions, Inc., Term Loan B, 7.60% 2014[1,4]	3,666	3,476
Thomson Learning 0%/13.25% 2015[3,6]	1,840	1,465
Thomson Learning 10.50% 2015[3]	8,900	8,600
AMC Entertainment Inc., Series B, 8.625% 2012	3,000	3,075
AMC Entertainment Inc. 8.00% 2014	8,125	7,678
AMC Entertainment Inc., Series B, 11.00% 2016	2,500	2,644
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	12,025	12,476
Grupo Posadas, SA de CV 8.75% 2011[3]	10,585	10,876
Grupo Posadas, SA de CV 8.75% 2011	1,050	1,079
Boyd Gaming Corp. 7.75% 2012	1,800	1,831
Boyd Gaming Corp. 6.75% 2014	6,925	6,631
Boyd Gaming Corp. 7.125% 2016	3,500	3,325
Education Management LLC and Education Management Finance Corp. 8.75% 2014	2,850	2,875
Education Management LLC and Education Management Finance Corp. 10.25% 2016	8,530	8,829
Cinemark USA, Inc., Term Loan B, 6.64% 2013[1,4]	3,369	3,199
Cinemark, Inc. 0%/9.75% 2014[6]	8,750	8,192
Claire’s Stores, Inc., Term Loan, 7.595% 2014[1,4]	9,388	7,968
Claire’s Stores, Inc. 9.25% 2015[3]	3,700	2,572
Claire’s Stores, Inc. 10.50% 2017[3]	1,250	675
Standard Pacific Corp. 5.125% 2009	1,000	795
Standard Pacific Corp. 6.50% 2010	2,175	1,490
Standard Pacific Corp. 6.875% 2011	605	408
Standard Pacific Corp. 7.75% 2013	6,890	4,616
Standard Pacific Corp. 6.25% 2014	840	559
Standard Pacific Corp. 7.00% 2015	4,690	3,119
Quebecor Media Inc. 7.75% 2016	6,720	6,485
Quebecor Media Inc. 7.75% 2016[3]	4,400	4,246
NTL Cable PLC 8.75% 2014	9,200	9,177
NTL Cable PLC 8.75% 2014	€1,000	1,431
Radio One, Inc., Series B, 8.875% 2011	$5,500	5,163
Radio One, Inc. 6.375% 2013	6,220	5,170
Burlington Coat Factory Warehouse Corp. 11.125% 2014	12,200	9,851
Young Broadcasting Inc. 10.00% 2011	12,317	9,684
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	12,950	9,470
Bon-Ton Department Stores, Inc. 10.25% 2014	12,350	9,386
Lowe’s Companies, Inc. 8.25% 2010	8,450	9,237
ERAC USA Finance Co. 7.00% 2037[3]	10,000	9,109
Delphi Automotive Systems Corp. 6.50% 2009[7]	6,000	3,630
Delphi Corp. 6.50% 2013[7]	7,020	4,107
Delphi Automotive Systems Corp. 6.55% 2006[7]	500	300
Delphi Automotive Systems Corp. 7.125% 2029[7]	1,350	830
Edcon Pty Ltd. 8.198% 2014[1]	€6,500	7,971
Edcon Pty Ltd. 10.448% 2015[1]	750	859
Beazer Homes USA, Inc. 8.625% 2011	$4,625	3,584
Beazer Homes USA, Inc. 8.125% 2016	5,940	4,455
Idearc Inc. 8.00% 2016	8,650	7,980
Hanesbrands Inc., Series B, 8.204% 2014[1]	7,905	7,865
Dex Media West LLC, Dex Media West Finance Co., Series B, 8.50% 2010	3,000	3,056
R.H. Donnelley Corp., Series A-1, 6.875% 2013	1,000	900
Dex Media, Inc., Series B, 8.00% 2013	525	496
R.H. Donnelley Corp., Series A-3, 8.875% 2016	850	799
R.H. Donnelley Corp. 8.875% 2017[3]	2,695	2,506
iesy Repository GmbH 10.375% 2015[3]	7,375	7,559
Kabel Deutschland GmbH 10.625% 2014	7,150	7,543
LBI Media, Inc. 8.50% 2017[3]	7,680	7,440
Neiman Marcus Group, Inc. 9.00% 2015[5]	7,120	7,378
Pinnacle Entertainment, Inc. 7.50% 2015[3]	7,250	6,616
CSC Holdings, Inc., Series B, 8.125% 2009	3,000	3,056
Cablevision Systems Corp., Series B, 8.00% 2012	3,635	3,544
Regal Cinemas Corp., Series B, 9.375% 2012[2]	6,125	6,294
MDC Holdings, Inc. 5.50% 2013	6,555	6,278
Goodyear Tire & Rubber Co. 8.663% 2009[1]	3,175	3,215
Goodyear Tire & Rubber Co. 8.625% 2011	2,737	2,867
Liberty Media Corp. 7.875% 2009	2,500	2,551
Liberty Media Corp. 8.25% 2030	3,550	3,424
KB Home 5.875% 2015	3,230	2,802
KB Home 6.25% 2015	3,510	3,071
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	5,825	5,796
William Lyon Homes, Inc. 7.625% 2012	5,750	3,450
William Lyon Homes, Inc. 10.75% 2013	2,000	1,210
William Lyon Homes, Inc. 7.50% 2014	1,500	907
DaimlerChrysler Financial Services Americas LLC, First Lien Term Loan, 9.00% 2012[1,4]	1,730	1,669
DaimlerChrysler Financial Services Americas LLC, Second Lien Term Loan, 11.50% 2013[1,4]	3,825	3,398
Dollarama Group LP and Dollarama Corp. 8.875% 2012	4,600	4,715
Meritage Homes Corp. 6.25% 2015	5,775	4,042
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	4,300	3,999
Warner Music Group 7.375% 2014	5,050	3,914
Sealy Mattress Co. 8.25% 2014	3,700	3,552
Seneca Gaming Corp. 7.25% 2012	2,500	2,531
Seneca Gaming Corp., Series B, 7.25% 2012	1,000	1,012
Vidéotron Ltée 6.875% 2014	2,525	2,484
Vidéotron Ltée 6.375% 2015	1,000	944
WDAC Intermediate Corp. 8.375% 2014[3]	2,600	2,600
WDAC Intermediate Corp. 8.50% 2014	€500	687
Gaylord Entertainment Co. 8.00% 2013	$2,300	2,300
Gaylord Entertainment Co. 6.75% 2014	950	900
Dollar General Corp. 10.625% 2015[3]	2,150	1,983
Dollar General Corp. 11.875% 2017[3,5]	1,550	1,178
Kingfisher PLC 5.625% 2014	£1,740	3,128
TRW Automotive Inc. 7.00% 2014[3]	$3,300	3,053
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	2,970	2,647
Royal Caribbean Cruises Ltd. 8.75% 2011	2,325	2,436
Walt Disney Co. 5.625% 2016	2,000	2,058
Dillard’s, Inc. 7.13% 2018	2,000	1,620
Kohl’s Corp. 6.30% 2011	600	627
Kohl’s Corp. 7.375% 2011	875	940
Riddell Bell Holdings Inc. 8.375% 2012	1,430	1,294
Warnaco, Inc. 8.875% 2013	925	943
Carmike Cinemas, Inc., Term Loan B, 8.65% 2012[1,4]	511	500
Cooper-Standard Automotive Inc. 7.00% 2012	425	370
		1,987,997

INDUSTRIALS — 3.68%
Calair LLC and Calair Capital Corp. 8.125% 2008	825	829
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011[4]	14,050	14,171
Continental Airlines, Inc., Series 1999-2, Class A-2, 7.056% 2011[4]	10,000	10,125
Continental Airlines, Inc. 8.75% 2011	5,300	5,022
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[4]	12,500	12,639
Continental Airlines, Inc., Series 2006-1, Class G, FGIC insured, 5.474% 2015[1,2,4]	1,100	1,001
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[4]	30,821	30,029
Continental Airlines, Inc., Series 1996-2, Class D, 11.50% 2016[4]	1,468	1,314
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[4]	172	165
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[4]	2,567	2,481
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[4]	2,116	2,031
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[4]	22,079	22,190
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[4]	40,910	41,523
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[4]	3,535	3,520
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[4]	22,860	23,011
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 2020[4]	13,890	13,196
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 2020[4]	9,761	9,297
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[4]	305	315
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[4]	9,403	9,120
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[4]	15,285	15,323
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[4]	10,130	9,623
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[4]	14,292	14,935
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[4]	14,466	15,406
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[4]	1,504	1,496
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[4]	400	404
Delta Air Lines, Inc., Series 2002-1, Class C, 7.779% 2013[4]	3,077	3,018
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[4]	53,658	54,933
Delta Air Lines, Inc., Second Lien Term Loan B, 8.082% 2014[1,4]	4,975	4,757
Delta Air Lines, Inc., Series 1992-A2, 9.20% 2014[4,7]	5,111	5,456
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[4]	44,192	45,595
American Airlines, Inc., Series 1999-1, Class A-1, 6.855% 2010[4]	4,639	4,673
AMR Corp., Series B, 10.45% 2011	150	150
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[4]	3,750	3,638
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[4]	16,984	17,186
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012[4]	18,165	18,347
AMR Corp. 9.00% 2012	5,800	5,756
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[4]	38,010	39,946
American Airlines, Inc., Series 1991-C2, 9.73% 2014[4]	6,410	6,250
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[4]	9,433	8,642
General Electric Capital Corp. 6.25% 2017	£400	818
General Electric Capital Corp., Series A, 5.145% 2018[1]	$9,000	8,709
General Electric Capital Corp., Series A, 5.258% 2026[1,2]	77,000	73,697
General Electric Capital Corp. 5.625% 2031	£85	167
General Electric Capital Corp., Series A, 5.349% 2036[1]	$12,000	11,493
BAE Systems Holding Inc. 4.75% 2010[3,4]	10,350	10,430
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[3,4]	40,564	42,606
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[3,4]	38,141	39,285
Hutchison Whampoa International Ltd. 7.00% 2011[3]	24,300	25,646
Hutchison Whampoa International Ltd. 6.50% 2013[3]	59,200	62,301
Northwest Airlines, Inc., Term Loan B, 8.33% 2013[1,4]	3,572	3,438
Northwest Airlines, Inc., Term Loan A, 6.58% 2018[1,4]	71,769	69,616
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[4]	7,145	7,110
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 2011[4,7]	7,335	8,655
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[4]	515	517
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[4]	1,205	1,210
United Air Lines, Inc., Term Loan B, 7.125% 2014[1,4]	2,754	2,583
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[4]	3,690	3,694
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[2,3,4]	1,005	930
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[2,4]	29,175	27,395
John Deere Capital Corp., Series D, 4.375% 2008	15,000	14,980
John Deere Capital Corp. 5.40% 2011	17,750	18,189
John Deere Capital Corp. 5.10% 2013	1,100	1,100
John Deere Capital Corp., Series D, 5.50% 2017	3,650	3,685
CSX Corp. 5.75% 2013	16,800	17,027
CSX Corp. 6.25% 2018	15,000	15,105
Nielsen Finance LLC, Term Loan B, 7.146% 2013[1,4]	2,340	2,234
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	12,350	12,690
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[6]	21,600	15,282
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 8.58% 2014[1,4]	6,642	6,605
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 8.60% 2014[1,4]	5,029	5,000
DAE Aviation Holdings, Inc. 11.25% 2015[3]	17,285	18,322
Union Pacific Corp. 5.75% 2017	20,750	20,710
Union Pacific Railroad Co. Pass Through Trust, Series 2001-1, 6.63% 2022[2,4]	7,327	7,766
Canadian National Railway Co. 5.85% 2017	11,000	11,140
Canadian National Railway Co. 6.375% 2037	8,000	8,214
NTK Holdings Inc. 0%/10.75% 2014[4,6]	15,118	8,920
THL Buildco, Inc. 8.50% 2014	11,450	9,217
Caterpillar Inc. 4.50% 2009	1,190	1,191
Caterpillar Financial Services Corp. 4.30% 2010	2,400	2,393
Caterpillar Financial Services Corp., Series F, 5.125% 2011	500	505
Caterpillar Financial Services Corp., Series F, 4.85% 2012	5,210	5,225
Caterpillar Financial Services Corp., Series F, 5.50% 2016	4,050	4,081
Caterpillar Financial Services Corp., Series F, 5.85% 2017	2,000	2,061
Caterpillar Inc. 6.05% 2036	2,000	2,059
US Investigations Services, Inc., Term Loan B, 7.91% 2015[1,4]	3,741	3,540
US Investigations Services 10.50% 2015[3]	7,005	6,445
US Investigations Services 11.75% 2016[3]	5,445	4,764
Hawker Beechcraft 8.50% 2015[3]	1,325	1,328
Hawker Beechcraft 8.875% 2015[3,5]	11,125	11,042
Hawker Beechcraft 9.75% 2017[3]	570	569
Tyco International Group SA 6.125% 2008	5,000	5,044
Tyco International Group SA 6.125% 2009	500	506
Tyco International Group SA 7.00% 2028	620	658
Tyco International Group SA 6.875% 2029	6,190	6,286
Northrop Grumman Systems Corp. 7.125% 2011	8,000	8,532
Northrop Grumman Systems Corp. 7.75% 2031	3,000	3,688
Allied Waste North America, Inc., Series B, 6.50% 2010	500	502
Allied Waste North America, Inc., Series B, 5.75% 2011	2,500	2,462
Allied Waste North America, Inc., Series B, 6.125% 2014	3,500	3,382
Allied Waste North America, Inc., Series B, 7.375% 2014	4,750	4,762
Allied Waste North America, Inc. 6.875% 2017	1,000	980
ARAMARK Corp., Term Loan B, 6.83% 2014[1,4]	4,792	4,569
ARAMARK Corp., Term Loan B, Letter of Credit, 6.83% 2014[1,4]	342	327
ARAMARK Corp. 8.411% 2015[1]	500	490
ARAMARK Corp. 8.50% 2015	6,350	6,461
Ashtead Group PLC 8.625% 2015[3]	4,675	4,114
Ashtead Capital, Inc. 9.00% 2016[3]	8,575	7,632
Embraer Overseas Ltd 6.375% 2017	10,825	10,298
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 1996-B, 6.96% 2009[4]	768	779
BNSF Funding Trust I 6.613% 2055[1]	10,000	9,361
DRS Technologies, Inc. 6.875% 2013	6,510	6,510
DRS Technologies, Inc. 6.625% 2016	475	471
DRS Technologies, Inc. 7.625% 2018	2,725	2,773
USG Corp. 6.30% 2016	9,000	8,144
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	7,595	7,946
Atrium Companies, Inc., Term Loan B, 8.46% 2012[1,4]	5,246	4,883
ACIH, Inc. 11.50% 2012[3]	3,340	1,921
Accuride Corp. 8.50% 2015	8,230	6,707
Lockheed Martin Corp. 6.15% 2036	6,000	6,227
Waste Management, Inc. 6.50% 2008	5,220	5,288
Waste Management, Inc. 5.00% 2014	765	755
Sequa Corp., Term Loan B, 8.08% 2014[1,4]	6,100	5,993
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[3,4]	5,646	5,903
United Rentals (North America), Inc., Series B, 6.50% 2012	6,250	5,703
AIR 2 US, Series A, 8.027% 2020[3,4]	5,572	5,600
Goodman Global Holdings, Inc., Series B, 7.875% 2012	5,339	5,526
TransDigm Inc. 7.75% 2014	4,850	4,947
TFM, SA de CV 9.375% 2012	4,450	4,684
Atlas Copco AB 5.60% 2017[3]	4,525	4,535
Kansas City Southern Railway Co. 7.50% 2009	4,000	4,025
RBS Global, Inc. and Rexnord LLC 9.50% 2014	2,400	2,388
RBS Global, Inc. and Rexnord LLC 8.875% 2016	850	812
Alion Science and Technology Corp. 10.25% 2015	3,690	3,164
Navios Maritime Holdings Inc. 9.50% 2014	3,025	3,108
RSC Holdings III, LLC, Second Lien Term Loan B, 8.75% 2013[1,4]	2,838	2,646
FTI Consulting, Inc. 7.625% 2013	2,300	2,369
H&E Equipment Services, Inc. 8.375% 2016	1,750	1,627
Esco Corp. 8.625% 2013[3]	1,100	1,106
Esco Corp. 8.866% 2013[1,3]	325	320
Esterline Technologies Corp. 6.625% 2017	1,050	1,045
Hertz Corp. 10.50% 2016	1,000	1,040
CEVA Group PLC 10.00% 2014[3]	500	516
		1,318,717

TELECOMMUNICATION SERVICES — 3.46%
AT&T Corp. 7.30% 2011[1]	4,734	5,134
AT&T Wireless Services, Inc. 7.875% 2011	15,355	16,641
BellSouth Corp. 4.75% 2012	23,000	22,779
SBC Communications Inc. 5.875% 2012	20,337	21,083
AT&T Wireless Services, Inc. 8.125% 2012	66,480	73,988
AT&T Inc. 4.95% 2013	17,000	17,109
SBC Communications Inc. 5.10% 2014	10,245	10,153
SBC Communications Inc. 5.625% 2016	45,200	45,792
SBC Communications Inc. 6.45% 2034	11,175	11,555
AT&T Inc. 6.50% 2037	18,480	19,389
AT&T Inc. 6.30% 2038	53,775	54,820
US Unwired Inc., Series B, 10.00% 2012	4,400	4,665
Nextel Communications, Inc., Series E, 6.875% 2013	80,327	79,197
Nextel Communications, Inc., Series F, 5.95% 2014	40,263	37,894
Nextel Communications, Inc., Series D, 7.375% 2015	41,695	41,085
Sprint Capital Corp. 6.90% 2019	2,500	2,488
Sprint Capital Corp. 6.875% 2028	18,035	17,150
Sprint Capital Corp. 8.75% 2032	71,425	80,727
Sogerim SA 7.25% 2011[1]	€8,830	13,533
Telecom Italia Capital SA, Series B, 5.25% 2013	$11,900	11,776
Telecom Italia Capital SA 5.25% 2015	69,000	67,329
Telecom Italia SpA 7.75% 2033	€2,477	3,921
Telecom Italia Capital SA 7.20% 2036	$3,900	4,314
France Télécom 6.75% 2008[1]	€3,500	5,125
France Télécom 7.75% 2011[1]	$75,050	80,722
France Télécom, Series 55, 8.125% 2033	€1,200	2,192
Verizon Global Funding Corp. 7.375% 2012	$11,835	13,080
Verizon Communications Inc. 5.50% 2017	48,185	48,496
Verizon Global Funding Corp. 7.75% 2030	9,501	11,176
British Telecommunications PLC 5.15% 2013	32,000	31,966
British Telecommunications PLC 5.95% 2018	34,000	34,334
Vodafone Group PLC 7.75% 2010	20,000	21,108
Vodafone Group PLC 5.625% 2017	1,600	1,596
Vodafone Group PLC 6.15% 2037	20,300	20,116
Intelsat, Ltd. 6.50% 2013	3,500	2,564
Intelsat (Bermuda), Ltd. 8.25% 2013	5,550	5,605
Intelsat (Bermuda), Ltd. 0%/9.25% 2015[6]	1,775	1,460
Intelsat (Bermuda), Ltd. 8.625% 2015	4,000	4,040
Intelsat Corp. 9.00% 2016	3,550	3,594
Intelsat (Bermuda), Ltd. 9.25% 2016	6,500	6,565
Intelsat (Bermuda), Ltd. 11.25% 2016	2,400	2,490
American Tower Corp. 7.125% 2012	17,525	18,095
American Tower Corp. 7.00% 2017[3]	7,875	7,954
Windstream Corp. 8.125% 2013	16,875	17,550
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	2,850	3,012
Windstream Corp. 8.625% 2016	3,300	3,481
PCCW-HKT Capital Ltd. 8.00% 2011[1,3]	15,000	16,499
PCCW-HKT Capital No. 3 Ltd. 5.25% 2015[3]	6,800	6,534
Singapore Telecommunications Ltd. 6.375% 2011[3]	12,050	12,778
Singapore Telecommunications Ltd. 6.375% 2011	3,475	3,685
Singapore Telecommunications Ltd. 7.375% 2031[3]	3,800	4,460
Embarq Corp. 6.738% 2013	20,000	20,711
Triton PCS, Inc. 8.50% 2013	17,825	18,538
Hawaiian Telcom Communications, Inc. 9.75% 2013	7,715	7,696
Hawaiian Telcom Communications, Inc. 10.318% 2013[1]	3,605	3,650
Hawaiian Telcom Communications, Inc., Term Loan C, 7.08% 2014[1,4]	3,034	2,875
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	3,050	3,164
Centennial Communications Corp. 10.981% 2013[1]	7,500	7,706
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and Centennial Puerto Rico
Operations Corp. 8.125% 2014[1]	9,300	9,207
Rural Cellular Corp. 10.661% 2012[1]	3,260	3,341
Rural Cellular Corp. 8.124% 2013[1]	12,050	12,291
U S WEST Capital Funding, Inc. 6.375% 2008	500	500
Qwest Capital Funding, Inc. 7.90% 2010	950	964
Qwest Communications International Inc. 7.25% 2011	6,000	6,030
Qwest Capital Funding, Inc. 7.25% 2011	4,150	4,109
Qwest Capital Funding, Inc. 7.625% 2021	500	453
U S WEST Capital Funding, Inc. 6.875% 2028	3,250	2,763
MetroPCS Wireless, Inc. 9.25% 2014	11,250	10,631
Deutsche Telekom International Finance BV 8.125% 2012[1]	€4,420	7,097
Deutsche Telekom International Finance BV 4.75% 2016	2,000	2,740
Cricket Communications, Inc. 9.375% 2014	$7,210	6,795
Cricket Communications, Inc. 9.375% 2014[3]	2,500	2,356
Rogers Wireless Inc. 7.25% 2012	1,275	1,383
Rogers Wireless Inc. 7.50% 2015	6,300	6,899
Cincinnati Bell Inc. 7.25% 2013	6,800	6,851
Koninklijke KPN NV 8.00% 2010	2,950	3,166
Koninklijke KPN NV 8.375% 2030	2,900	3,487
SK Telecom Co., Ltd. 4.25% 2011[3]	6,000	5,864
Level 3 Financing, Inc. 9.25% 2014	5,475	4,982
Digicel Group Ltd. 8.875% 2015[3]	5,400	4,955
NTELOS Inc., Term Loan B, 7.10% 2011[1,4]	4,863	4,807
Orascom Telecom 7.875% 2014[3]	3,275	3,111
Millicom International Cellular SA 10.00% 2013	2,430	2,600
América Móvil, SAB de CV 8.46% 2036	MXN27,000	2,335
ALLTELL Corp., Term Loan B3, 7.778% 2015[1,4]	$1,197	1,155
Nordic Telephone Co. Holding ApS 8.875% 2016[3]	1,000	1,030
		1,239,041

ENERGY— 3.46%
Gaz Capital SA 5.875% 2015	€5,125	7,041
Gaz Capital SA 6.51% 2022[3]	$99,010	94,376
Gaz Capital SA 7.288% 2037[3]	31,270	31,717
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[3,4]	21,092	21,066
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[4]	1,164	1,162
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[3,4]	15,570	17,444
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[4]	1,000	1,120
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3,4]	45,970	44,718
Ras Laffan Liquefied Natural Gas III 5.838% 2027[3,4]	15,000	14,200
Williams Companies, Inc. 6.375% 2010[3]	1,500	1,524
Williams Companies, Inc. 7.231% 2010[1,3]	7,500	7,631
Williams Companies, Inc. 7.125% 2011	500	531
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	5,725	6,011
Transcontinental Gas Pipe Line Corp. 6.40% 2016	10,000	10,312
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	3,475	3,597
Williams Companies, Inc. 7.875% 2021	24,532	27,322
Transcontinental Gas Pipe Line Corp. 7.25% 2026	1,750	1,868
Williams Companies, Inc. 8.75% 2032	27,196	33,383
Enterprise Products Operating LP, Series B, 4.625% 2009	4,000	3,995
Enterprise Products Operating LP 4.95% 2010	8,000	8,010
Enterprise Products Operating LP 7.50% 2011	2,500	2,658
Enterprise Products Operating LP, Series B 6.375% 2013	17,000	17,716
Enterprise Products Partners LP 5.60% 2014	1,855	1,854
Enterprise Products Operating LLC 6.30% 2017	30,000	30,750
Enterprise Products Operating LP 8.375% 2066[1]	14,340	14,704
Enterprise Products Operating LP 7.034% 2068[1]	12,035	10,928
TransCanada PipeLines Ltd. 6.20% 2037	3,000	2,989
TransCanada PipeLines Ltd. 6.35% 2067[1]	92,865	87,190
Kinder Morgan Energy Partners LP 6.75% 2011	2,500	2,624
Kinder Morgan Energy Partners LP 5.85% 2012	4,000	4,122
Kinder Morgan Energy Partners LP 5.00% 2013	14,029	13,628
Kinder Morgan Energy Partners LP 5.125% 2014	30,302	29,567
Kinder Morgan Energy Partners LP 6.00% 2017	29,250	29,299
Enbridge Energy Partners, LP 8.05% 2067[1]	67,100	66,380
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[3,4]	60,025	56,880
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[4]	6,625	6,278
Pemex Finance Ltd. 8.875% 2010[4]	19,200	20,166
Pemex Finance Ltd., Series 1999-2, Class A-3, 10.61% 2017[4]	11,700	15,041
Pemex Project Funding Master Trust 5.75% 2018[3]	15,900	15,940
Pemex Project Funding Master Trust 6.625% 2035[3]	3,500	3,707
Enbridge Inc. 5.80% 2014	9,200	9,363
Enbridge Inc. 5.60% 2017	40,230	39,072
Marathon Oil Corp. 6.00% 2017	31,000	31,626
Marathon Oil Corp. 6.60% 2037	12,000	12,554
Qatar Petroleum 5.579% 2011[3,4]	29,867	30,845
Nakilat Inc., Series A, 6.067% 2033[3,4]	14,000	12,814
XTO Energy Inc. 5.90% 2012	11,000	11,407
XTO Energy Inc. 5.65% 2016	3,750	3,783
XTO Energy Inc. 6.25% 2017	16,500	17,342
EOG Resources, Inc. 5.875% 2017	28,360	29,129
Canadian Natural Resources Ltd. 5.70% 2017	29,100	28,975
Husky Energy Inc. 6.20% 2017	24,000	24,490
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010[3,4]	19,167	18,876
Petroleum Export Ltd., Class A-2, XLCA insured, 4.633% 2010[3,4]	3,611	3,557
Polar Tankers, Inc. 5.951% 2037[3,4]	20,560	19,987
Kinder Morgan Inc., Term Loan B, 6.35% 2014[1,4]	11,505	11,456
K N Energy, Inc. 7.25% 2028	7,875	7,430
Devon Financing Corp., ULC 6.875% 2011	4,500	4,823
Devon Financing Corp. ULC 7.875% 2031	10,195	12,367
Southern Natural Gas Co. 5.90% 2017[3]	11,840	11,705
El Paso Natural Gas Co. 5.95% 2017	3,000	2,976
Sunoco, Inc. 4.875% 2014	14,830	14,368
Transocean Inc. 5.25% 2013	4,000	4,013
Transocean Inc. 6.00% 2018	6,225	6,220
Transocean Inc. 6.80% 2038	3,350	3,429
Rockies Express Pipeline LLC 5.776% 2009[1,3]	13,000	13,010
Delek & Avner-Yam Tethys Ltd. 5.326% 2013[3,4]	12,526	12,631
Gulfstream Natural Gas 5.56% 2015[3]	3,500	3,446
Gulfstream Natural Gas 6.19% 2025[3]	7,235	7,046
Teekay Shipping Corp. 8.875% 2011	9,150	9,642
Drummond Co., Inc. 7.375% 2016[3]	9,800	9,139
Apache Corp. 5.625% 2017	7,200	7,348
Newfield Exploration Co. 7.625% 2011	1,500	1,564
Newfield Exploration Co. 6.625% 2014	2,000	1,990
Newfield Exploration Co. 6.625% 2016	3,475	3,423
Forest Oil Corp. 7.25% 2019[3]	5,000	5,050
Petroplus Finance Ltd. 6.75% 2014[3]	2,750	2,575
Petroplus Finance Ltd. 7.00% 2017[3]	2,500	2,300
Energy Transfer Partners, LP 5.95% 2015	3,465	3,404
TEPPCO Partners LP 7.00% 2067[1]	3,320	3,043
Premcor Refining Group Inc. 9.50% 2013	2,750	2,887
PETRONAS Capital Ltd. 7.00% 2012[3]	2,250	2,449
Sabine Pass LNG, LP 7.25% 2013	2,000	1,920
Encore Acquisition Co. 6.00% 2015	1,400	1,267
Peabody Energy Corp., Series B, 6.875% 2013	1,200	1,212
Overseas Shipholding Group, Inc. 8.25% 2013	445	454
Petrozuata Finance, Inc., Series B, 8.22% 2017[3,4]	250	259
		1,238,115

UTILITIES — 2.20%
Abu Dhabi National Energy Co. PJSC (TAQA) 5.62% 2012[3]	3,060	3,109
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[3]	56,985	55,891
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017[3]	12,000	12,021
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[3]	14,500	14,010
PECO Energy Co., First and Refunding Mortgage Bonds, 3.50% 2008	5,000	4,973
Commonwealth Edison Co., First Mortgage Bonds, Series 105, 5.40% 2011	9,000	9,103
Exelon Corp. 6.75% 2011	2,200	2,301
Exelon Generation Co., LLC 6.95% 2011	19,475	20,335
PECO Energy Co., First and Refunding Mortgage Bonds, 4.75% 2012	3,900	3,863
Commonwealth Edison Co., First Mortgage Bonds, Series 106, 6.15% 2017	5,000	5,162
Exelon Generation Co., LLC 6.20% 2017	23,000	22,899
Commonwealth Edison Co., First Mortgage Bonds, Series 103, 5.90% 2036	4,000	3,761
Edison Mission Energy 7.50% 2013	625	644
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2005-A, 5.00% 2016	4,000	3,915
Edison Mission Energy 7.75% 2016	7,125	7,374
Midwest Generation, LLC, Series B, 8.56% 2016[4]	15,540	16,589
Edison Mission Energy 7.00% 2017	7,175	7,085
Edison Mission Energy 7.20% 2019	11,525	11,381
Homer City Funding LLC 8.734% 2026[4]	13,774	15,083
Edison Mission Energy 7.625% 2027	1,900	1,796
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2006-E, 5.55% 2037	3,500	3,314
NGG Finance PLC 6.125% 2011	€3,480	5,240
National Grid PLC 6.30% 2016	$37,605	38,454
National Grid Transco PLC 4.375% 2020	€6,430	8,079
National Grid Co. PLC 5.875% 2024	£170	344
MidAmerican Energy Holdings Co. 5.875% 2012	$15,000	15,563
MidAmerican Energy Co. 5.125% 2013	7,500	7,550
PacifiCorp, First Mortgage Bonds, 5.45% 2013	2,875	2,904
MidAmerican Energy Co. 4.65% 2014	5,000	4,829
MidAmerican Energy Co. 5.95% 2017	3,000	3,120
MidAmerican Energy Holdings Co. 6.125% 2036	17,750	17,767
PSEG Power LLC 3.75% 2009	6,825	6,748
PSEG Power LLC 7.75% 2011	16,410	17,669
PSEG Power LLC 5.00% 2014	11,690	11,217
PSEG Power LLC 8.625% 2031	7,350	9,069
Consolidated Edison Co. of New York, Inc., Series 2003-A, 3.625% 2008	6,000	5,952
Consolidated Edison Co. of New York, Inc., Series B, 3.85% 2013	5,000	4,704
Consolidated Edison Co. of New York, Inc., Series 2006-C, 5.50% 2016	25,000	25,154
Consolidated Edison Co. of New York, Inc., Series 2003-C, 5.10% 2033	2,000	1,758
Cilcorp Inc. 8.70% 2009	1,000	1,056
AmerenEnergy Generating Co., Series D, 8.35% 2010	1,500	1,631
Union Electric Co. 5.25% 2012	1,490	1,513
Union Electric Co. 4.65% 2013	11,000	10,724
Union Electric Co. 5.40% 2016	5,750	5,673
Cilcorp Inc. 9.375% 2029	12,265	14,315
Scottish Power PLC 5.375% 2015	31,415	30,351
Ohio Power Co., Series J, 5.30% 2010	8,000	8,177
Ohio Power Co., Series H, 4.85% 2014	5,965	5,721
Appalachian Power Co., Series I, 4.95% 2015	1,000	951
Ohio Power Co., Series K, 6.00% 2016	15,000	15,188
AES Corp. 9.50% 2009	927	964
AES Corp. 9.375% 2010	4,803	5,067
AES Corp. 8.75% 2013[3]	624	654
AES Gener SA 7.50% 2014	5,000	5,284
AES Corp. 7.75% 2015[3]	12,500	12,656
AES Corp. 8.00% 2017[3]	2,000	2,055
Southern California Gas Co., First Mortgage Bonds, Series II, 4.375% 2011	5,000	5,003
San Diego Gas & Electric Co., Series CCC, 5.30% 2015	10,000	10,013
San Diego Gas & Electric Co., Series DDD, 6.00% 2026	5,000	5,051
Veolia Environnement 6.125% 2033	€13,640	19,201
Niagara Mohawk Power Corp., Series G, 7.75% 2008	$17,460	17,811
Israel Electric Corp. Ltd. 7.95% 2011[3]	10,000	10,856
Israel Electric Corp. Ltd. 8.10% 2096[3]	6,250	6,852
SP PowerAssets Ltd. 3.80% 2008[3]	10,000	9,936
SP PowerAssets Ltd. 5.00% 2013[3]	8,000	7,755
Virginia Electric and Power Co., Series 2003-A, 4.75% 2013	6,000	5,837
Virginia Electric and Power Co., Series B, 5.95% 2017	10,000	10,327
Virginia Electric and Power Co., Series A, 6.00% 2037	1,250	1,227
Empresa Nacional de Electricidad SA, Series B, 8.50% 2009	4,455	4,659
Empresa Nacional de Electricidad SA 8.35% 2013	5,000	5,671
Empresa Nacional de Electricidad SA 8.625% 2015	3,000	3,466
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 2028[4]	11,812	11,608
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc., First Mortgage Bonds, 5.125% 2013	5,000	5,016
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc. 5.25% 2015	6,000	5,977
Intergen Power 9.00% 2017[3]	10,300	10,892
Duke Energy Corp., First and Refunding Mortgage Bonds, 4.50% 2010	4,500	4,518
Duke Energy Corp., First and Refunding Mortgage Bonds, 5.30% 2015	5,000	4,997
Anglian Water Services Financing PLC 4.625% 2013	€6,120	8,638
Anglian Water Services Financing PLC, Class A, 5.25% 2015	£395	766
Florida Power & Light Co. 4.85% 2013	$5,000	5,016
FPL Energy National Wind, LLC 5.608% 2024[3,4]	4,342	4,355
Kern River Funding Corp. 4.893% 2018[3,4]	8,672	8,510
NRG Energy, Inc. 7.25% 2014	4,200	4,106
NRG Energy, Inc. 7.375% 2016	3,700	3,617
Energy East Corp. 6.75% 2012	7,155	7,598
Texas Competitive Electric Holding Co. LLC 10.25% 2015[3]	4,400	4,378
Texas Competitive Electric Holding Co. LLC 10.25% 2015[3]	2,250	2,239
Constellation Energy Group, Inc. 6.125% 2009	3,500	3,571
Baltimore Gas and Electric Co. 5.20% 2033	3,000	2,589
Pacific Gas and Electric Co., First Mortgage Bonds, 4.20% 2011	2,000	1,969
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034	4,000	4,006
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	700	728
Sierra Pacific Resources 8.625% 2014	900	966
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	2,550	2,547
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	1,000	996
Korea East-West Power Co., Ltd. 4.875% 2011[3]	5,000	5,027
Enersis SA 7.375% 2014	3,000	3,216
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[3,4]	3,068	3,108
Connecticut Light and Power Co., First and Refunding Mortgage Bonds, Series 2007-A, 5.375% 2017	2,500	2,430
Alabama Power Co., Series R, 4.70% 2010	2,250	2,274
Wisconsin Gas Co. 5.20% 2015	2,025	2,021
Mirant Americas Generation, Inc. 8.30% 2011	1,700	1,713
RWE Aktiengesellschaft and RWE Finance BV 6.375% 2013	£290	594
Kelda Group PLC 6.625% 2031	165	370
		786,731

HEALTH CARE — 2.13%
Schering-Plough Corp. 5.375% 2014	€6,120	$8,782
Schering-Plough Corp. 6.00% 2017	$104,440	108,402
Hospira, Inc. 4.95% 2009	7,391	7,417
Hospira, Inc. 5.31% 2010[1]	26,500	26,320
Hospira, Inc. 5.90% 2014	4,510	4,618
Hospira, Inc. 6.05% 2017	35,495	35,728
Coventry Health Care, Inc. 6.30% 2014	57,750	59,184
Coventry Health Care, Inc. 5.95% 2017	14,930	14,664
UnitedHealth Group Inc. 3.30% 2008	4,000	3,996
UnitedHealth Group Inc. 5.09% 2010[1,3]	2,250	2,192
UnitedHealth Group Inc. 5.25% 2011	3,165	3,203
UnitedHealth Group Inc. 5.375% 2016	22,250	21,844
UnitedHealth Group Inc. 6.00% 2017[3]	32,750	33,137
AstraZeneca PLC 5.40% 2012	30,000	31,047
AstraZeneca PLC 5.90% 2017	20,000	21,040
Cardinal Health, Inc. 6.25% 2008	3,000	3,020
Cardinal Health, Inc. 5.499% 2009[1,3]	3,500	3,507
Cardinal Health, Inc. 6.75% 2011	12,625	13,269
Cardinal Health, Inc. 6.30% 2016[3]	10,000	10,267
Cardinal Health, Inc. 5.85% 2017	12,000	12,040
Allegiance Corp. 7.00% 2026[2]	9,260	9,789
Humana Inc. 6.45% 2016	25,375	25,610
Humana Inc. 6.30% 2018	17,000	16,672
Tenet Healthcare Corp. 7.375% 2013	4,465	3,929
Tenet Healthcare Corp. 9.875% 2014	19,560	18,729
Tenet Healthcare Corp. 9.25% 2015	6,675	6,208
WellPoint, Inc. 5.00% 2011	6,500	6,514
WellPoint, Inc. 5.25% 2016	6,455	6,260
WellPoint, Inc. 5.875% 2017	8,300	8,371
WellPoint, Inc. 6.375% 2037	7,500	7,392
HealthSouth Corp. 10.829% 2014[1]	12,600	12,883
HealthSouth Corp. 10.75% 2016	13,105	13,760
Amgen Inc. 4.00% 2009	24,000	23,834
Wyeth 4.375% 2008[1]	7,195	7,190
Wyeth 5.50% 2016	15,000	15,269
HCA Inc., Term Loan B, 7.09% 2013[1,4]	19,579	18,870
HCA Inc. 9.125% 2014	295	307
HCA Inc. 9.25% 2016	530	558
HCA Inc. 9.625% 2016[5]	2,280	2,417
Aetna Inc. 5.75% 2011	17,500	18,001
VWR International, Inc. 10.25% 2015[1,3,5]	15,675	15,009
Boston Scientific Corp. 6.40% 2016	15,330	14,487
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	10,350	10,246
Elan Finance PLC and Elan Finance Corp. 9.249% 2013[1]	2,720	2,638
PTS Acquisition Corp. 9.50% 2015[3,5]	12,255	11,428
Bristol-Myers Squibb Co. 4.00% 2008	10,000	9,920
Bausch & Lomb Inc. 9.875% 2015[3]	9,125	9,285
Warner Chilcott Corp. 8.75% 2015	8,775	9,082
Surgical Care Affiliates, Inc. 8.875% 2015[3,5]	3,325	3,042
Surgical Care Affiliates, Inc. 10.00% 2017[3]	5,625	5,147
Universal Health Services, Inc. 7.125% 2016	7,440	7,932
Universal Hospital Services, Inc. 8.288% 2015[1]	3,880	3,899
Universal Hospital Services, Inc. 8.50% 2015[5]	1,610	1,634
Team Finance LLC and Health Finance Corp. 11.25% 2013	3,525	3,754
Viant Holdings Inc. 10.125% 2017[3]	3,004	2,764
Mylan Inc., Term Loan B, 8.313% 2014[1,4]	2,200	2,181
Accellent Inc. 10.50% 2013	1,730	1,462
CHS/Community Health Systems, Inc. 8.875% 2015	1,375	1,408
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	1,230	1,304
		762,862

MATERIALS — 1.35%
Stora Enso Oyj 5.125% 2014	€4,250	5,796
Stora Enso Oyj 6.404% 2016[3]	$36,100	35,629
Stora Enso Oyj 7.25% 2036[3]	36,290	36,341
C5 Capital (SPV) Ltd. 6.196% (undated)[1,3]	15,000	14,850
C8 Capital (SPV) Ltd. 6.64% (undated)[1,3]	45,475	43,240
C10 Capital (SPV) Ltd. 6.722% (undated)[1,3]	18,695	17,263
UPM-Kymmene Corp. 5.625% 2014[3]	41,790	39,536
UPM-Kymmene Corp. 6.625% 2017	£235	448
Bayer AG 5.00% (undated)[1]	€23,085	29,949
Freeport-McMoRan Copper & Gold Inc. 6.875% 2014	$7,025	7,130
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	10,080	10,710
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	2,380	2,559
Alcoa Inc. 5.55% 2017	20,000	19,437
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	10,775	10,667
Stone Container Corp. 8.375% 2012	1,675	1,671
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	1,250	1,203
Smurfit-Stone Container Enterprises, Inc. 8.00% 2017	5,965	5,794
Rohm and Haas Co. 5.60% 2013	1,450	1,508
Rohm and Haas Co. 6.00% 2017	16,950	17,253
Norske Skogindustrier ASA 7.625% 2011[3]	425	408
Norske Skogindustrier ASA 7.125% 2033[3]	13,335	11,228
BHP Finance (USA) Ltd. 8.50% 2012	10,000	11,362
Nalco Co. 7.75% 2011	4,760	4,843
Nalco Co. 8.875% 2013	4,150	4,347
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[6]	2,254	2,085
Georgia Gulf Corp. 9.50% 2014	11,845	9,506
Georgia Gulf Corp. 10.75% 2016	2,105	1,421
E.I. du Pont de Nemours and Co. 4.125% 2010	2,000	1,994
E.I. du Pont de Nemours and Co. 5.00% 2013	6,355	6,402
E.I. du Pont de Nemours and Co. 5.25% 2016	2,000	1,971
Georgia-Pacific Corp. 8.125% 2011	4,750	4,845
Georgia-Pacific Corp. 9.50% 2011	1,070	1,129
Georgia-Pacific Corp., First Lien Term Loan B, 6.896% 2012[1,4]	3,508	3,347
Building Materials Corp. of America 7.75% 2014	11,650	8,971
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	8,750	8,509
Abitibi-Consolidated Co. of Canada 6.00% 2013	975	669
Abitibi-Consolidated Co. of Canada 8.375% 2015	9,600	7,176
Plastipak Holdings, Inc. 8.50% 2015[3]	7,690	7,728
Commercial Metals Co. 6.50% 2017	7,000	7,352
International Paper Co. 5.85% 2012	5,798	5,901
Owens-Illinois, Inc. 7.35% 2008	2,250	2,261
Owens-Brockway Glass Container Inc. 8.875% 2009	1,319	1,326
Owens-Illinois, Inc. 7.50% 2010	2,250	2,289
Domtar Corp. 5.375% 2013	725	658
Domtar Corp. 7.125% 2015	5,100	5,024
Metals USA Holdings Corp. 11.231% 2012[1,3,5]	3,600	2,970
Metals USA, Inc. 11.125% 2015	2,250	2,340
NewPage Corp. 10.00% 2012[3]	3,500	3,535
NewPage Corp., Series A, 12.00% 2013	1,540	1,598
Praxair, Inc. 2.75% 2008	5,000	4,959
AEP Industries Inc. 7.875% 2013	4,550	4,357
Associated Materials Inc. 9.75% 2012	3,450	3,536
AMH Holdings, Inc. 0%/11.25% 2014[6]	750	484
Arbermarle Corp. 5.10% 2015	3,656	3,533
Ryerson Inc. 12.574% 2014[1,3]	3,185	3,074
Ryerson Inc. 12.00% 2015[3]	285	283
Algoma Steel Inc. 9.875% 2015[3]	3,950	3,259
Rockwood Specialties Group, Inc. 7.50% 2014	2,320	2,308
Rockwood Specialties Group, Inc. 7.625% 2014	€500	719
Weyerhaeuser Co. 5.95% 2008	$3,000	3,025
FMG Finance Pty Ltd. 10.625% 2016[3]	2,500	2,875
Graphic Packaging International, Inc. 8.50% 2011	2,575	2,562
Nucor Corp. 5.75% 2017	1,500	1,514
Nucor Corp. 6.40% 2037	750	767
ICI Wilmington, Inc. 4.375% 2008	200	200
ICI Wilmington, Inc. 5.625% 2013	2,000	2,059
Momentive Performance Materials Inc. 9.75% 2014[3]	2,000	1,850
Berry Plastics Holding Corp. 10.25% 2016	1,750	1,540
Ainsworth Lumber Co. Ltd. 6.75% 2014	1,500	911
Ainsworth Lumber Co. Ltd. 6.75% 2014	1,000	608
Vale Overseas Ltd. 6.25% 2017	1,500	1,512
Packaging Corp. of America 4.375% 2008	1,500	1,486
Potash Corp. of Saskatchewan Inc. 5.875% 2036	1,600	1,483
Neenah Paper, Inc. 7.375% 2014	1,380	1,297
Airgas, Inc. 6.25% 2014	550	528
Ispat Inland ULC 9.75% 2014	206	223
		485,131

CONSUMER STAPLES — 1.14%
Tesco PLC 5.50% 2017[3]	33,080	33,055
Tesco PLC 5.50% 2033	£265	515
Tesco PLC 6.15% 2037[3]	$52,000	50,972
CVS Corp. 7.77% 2012[3,4]	752	804
CVS Corp. 5.298% 2027[3,4]	14,424	13,458
CVS Corp. 6.036% 2028[3,4]	25,971	25,009
CVS Caremark Corp. 6.943% 2030[3,4]	30,530	30,707
Kroger Co. 6.40% 2017	58,325	61,112
Kroger Co. 7.50% 2031	2,000	2,237
Tyson Foods, Inc. 6.85% 2016[1]	38,380	39,576
Safeway Inc. 6.35% 2017	29,710	31,021
Safeway Inc. 7.25% 2031	2,000	2,174
Delhaize Group 6.50% 2017	15,850	16,243
Delhaize America, Inc. 9.00% 2031	3,625	4,209
SUPERVALU INC., Term Loan B, 6.396% 2012[1,4]	5,415	5,313
SUPERVALU INC. 7.50% 2012	365	379
Albertson’s, Inc. 7.25% 2013	3,525	3,622
SUPERVALU INC. 7.50% 2014	830	855
Albertson’s, Inc. 8.00% 2031	4,475	4,562
Stater Bros. Holdings Inc. 8.125% 2012	9,160	9,091
Stater Bros. Holdings Inc. 7.75% 2015	5,650	5,481
Dole Food Co., Inc. 8.625% 2009	500	485
Dole Food Co., Inc. 7.25% 2010	2,175	1,990
Dole Food Co., Inc. 8.875% 2011	7,915	7,361
Constellation Brands, Inc. 8.375% 2014	2,075	2,091
Constellation Brands, Inc. 7.25% 2017[3]	7,695	7,156
Vitamin Shoppe Industries Inc. 12.369% 2012[1,2]	7,490	7,790
Yankee Candle Co., Inc., Series B, 8.50% 2015	4,050	3,751
Yankee Candle Co., Inc., Series B, 9.75% 2017	3,875	3,565
Duane Reade Inc. 9.75% 2011	7,695	6,983
JBS SA 10.50% 2016	6,250	6,078
Smithfield Foods, Inc., Series B, 8.00% 2009	1,000	1,015
Smithfield Foods, Inc., Series B, 7.75% 2013	150	149
Smithfield Foods, Inc. 7.75% 2017	3,100	3,015
Costco Wholesale Corp. 5.30% 2012	3,000	3,082
Elizabeth Arden, Inc. 7.75% 2014	3,105	3,058
Spectrum Brands, Inc., Term Loan B, Letter of Credit, 5.086% 2013[1,4]	25	24
Spectrum Brands, Inc., Term Loan B, 8.896% 2013[1,4]	394	383
Spectrum Brands, Inc. 7.375% 2015	3,325	2,477
Rite Aid Corp. 6.125% 2008[3]	2,750	2,688
Diageo Capital PLC 4.375% 2010	2,395	2,390
Cervecería Nacional Dominicana, C. por A. 8.00% 2014[3]	1,132	1,152
Cervecería Nacional Dominicana, C. por A. 8.00% 2014	700	712
		407,790

INFORMATION TECHNOLOGY — 0.76%
NXP BV and NXP Funding LLC 7.993% 2013[1]	8,320	7,686
NXP BV and NXP Funding LLC 7.875% 2014	11,525	11,006
NXP BV and NXP Funding LLC 9.50% 2015	31,070	28,546
Electronic Data Systems Corp., Series B, 6.50% 2013[1]	31,625	32,015
Electronic Data Systems Corp. 7.45% 2029	13,190	13,570
National Semiconductor Corp. 6.15% 2012	3,700	3,775
National Semiconductor Corp. 6.60% 2017	24,500	25,449
Freescale Semiconductor, Inc., Term Loan B, 6.975% 2013[1,4]	11,460	10,637
Freescale Semiconductor, Inc. 8.875% 2014	3,500	3,141
Freescale Semiconductor, Inc. 9.125% 2014[5]	6,750	5,771
Freescale Semiconductor, Inc. 10.125% 2016	1,125	934
Sanmina-SCI Corp. 7.741% 2010[1,3]	866	868
Sanmina-SCI Corp. 7.741% 2014[1,3]	3,750	3,633
Sanmina-SCI Corp. 8.125% 2016	14,150	12,611
Cisco Systems, Inc. 5.25% 2011	16,075	16,493
Hughes Communications, Inc. 9.50% 2014	15,425	15,695
Celestica Inc. 7.875% 2011	11,730	11,349
Celestica Inc. 7.625% 2013	4,170	3,909
First Data Corp., Term Loan B2, 7.634% 2014[1,4]	15,960	15,191
SunGard Data Systems Inc. 9.125% 2013	12,975	13,267
Serena Software, Inc. 10.375% 2016	11,262	11,149
Sensata Technologies BV 8.00% 2014[1]	8,575	8,103
Ceridian Corp. 11.25% 2015[3]	7,800	7,254
Jabil Circuit, Inc. 5.875% 2010	4,750	4,810
Nortel Networks Ltd. 9.493% 2011[1,3]	2,500	2,450
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.00% 2014	3,070	2,318
Iron Mountain Inc. 7.75% 2015	2,010	2,055
Exodus Communications, Inc. 11.625% 2010[2,7]	1,132	0
		273,685

Total corporate bonds & notes		15,335,262

MORTGAGE-BACKED OBLIGATIONS[4]— 23.23%
Fannie Mae 7.00% 2009	14	14
Fannie Mae 7.50% 2009	66	67
Fannie Mae 7.50% 2009	38	38
Fannie Mae 7.50% 2009	14	14
Fannie Mae 7.50% 2009	7	8
Fannie Mae 7.50% 2009	3	3
Fannie Mae 7.50% 2009	1	1
Fannie Mae 8.50% 2009	19	20
Fannie Mae 9.50% 2009	11	11
Fannie Mae 7.00% 2010	18	18
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	57,100	61,327
Fannie Mae, Series 2001-T6B, 6.088% 2011	48,000	50,232
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	46,225	46,258
Fannie Mae 4.89% 2012	25,000	25,053
Fannie Mae 7.00% 2016	193	203
Fannie Mae 11.50% 2016	367	416
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017	9,780	9,990
Fannie Mae 5.50% 2018	517	526
Fannie Mae 9.00% 2018	30	33
Fannie Mae 10.00% 2018	278	316
Fannie Mae 4.50% 2019	22,974	22,658
Fannie Mae 4.50% 2019	22,554	22,243
Fannie Mae 5.50% 2019	5,372	5,468
Fannie Mae 5.50% 2019	2,152	2,184
Fannie Mae 12.00% 2019	372	427
Fannie Mae 4.50% 2020	5,923	5,827
Fannie Mae 5.50% 2020	19,530	19,853
Fannie Mae 5.50% 2020	2,177	2,209
Fannie Mae 11.00% 2020	153	173
Fannie Mae 11.252% 2020[1]	355	412
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	30,737	30,259
Fannie Mae 9.00% 2022	70	75
Fannie Mae 7.50% 2023	117	125
Fannie Mae 6.00% 2024	15,284	15,568
Fannie Mae, Series 2001-4, Class GA, 10.244% 2025[1]	634	709
Fannie Mae, Series 2001-4, Class NA, 11.897% 2025[1]	3,029	3,390
Fannie Mae 6.00% 2026	34,486	35,127
Fannie Mae 7.123% 2026[1]	519	529
Fannie Mae 5.50% 2027	29,715	29,832
Fannie Mae 6.00% 2027	19,995	20,367
Fannie Mae 8.50% 2027	12	13
Fannie Mae, Series 1998-W5, Class B3, 6.50% 2028	2,239	2,063
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	4,537	4,813
Fannie Mae 6.50% 2029	231	239
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	763	816
Fannie Mae 7.50% 2029	70	76
Fannie Mae 7.50% 2029	53	57
Fannie Mae 7.50% 2030	174	188
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	6,327	6,563
Fannie Mae 7.50% 2031	431	467
Fannie Mae 7.50% 2031	48	52
Fannie Mae, Series 2001-20, Class E, 9.619% 2031[1]	107	119
Fannie Mae, Series 2001-20, Class C, 12.016% 2031[1]	119	134
Fannie Mae 6.50% 2032	604	620
Fannie Mae 5.50% 2033	36,394	36,398
Fannie Mae 6.50% 2034	893	919
Fannie Mae 4.50% 2035	1,453	1,378
Fannie Mae 4.556% 2035[1]	15,488	15,478
Fannie Mae 5.50% 2035	46,329	46,305
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	6,859	6,950
Fannie Mae 6.50% 2035	12,406	12,813
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036	10,299	7,758
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036	9,153	6,860
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036	2,138	1,624
Fannie Mae 4.50% 2036	60,184	57,088
Fannie Mae, Series 2006-101, Class PC, 5.50% 2036	9,627	9,680
Fannie Mae 6.00% 2036	46,417	47,147
Fannie Mae 6.00% 2036	36,312	36,884
Fannie Mae, Series 2006-106, Class HG, 6.00% 2036	24,242	24,757
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	21,752	22,213
Fannie Mae 6.00% 2036	13,801	14,018
Fannie Mae 6.50% 2036	10,772	11,135
Fannie Mae 6.50% 2036	6,065	6,190
Fannie Mae 7.00% 2036	4,485	4,626
Fannie Mae 7.00% 2036	2,378	2,479
Fannie Mae 7.00% 2036	1,942	2,024
Fannie Mae 7.00% 2036	1,183	1,221
Fannie Mae 7.50% 2036	2,109	2,192
Fannie Mae 7.50% 2036	1,054	1,095
Fannie Mae 8.00% 2036	4,809	4,964
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	33,542	33,979
Fannie Mae 5.50% 2037	31,478	31,059
Fannie Mae 5.50% 2037	19,196	18,940
Fannie Mae 5.50% 2037[2]	10,594	10,415
Fannie Mae 5.50% 2037[2]	4,291	4,218
Fannie Mae 5.50% 2037	239	236
Fannie Mae 5.531% 2037[1]	54,062	54,838
Fannie Mae 5.684% 2037[1]	13,493	13,668
Fannie Mae 5.77% 2037[1]	21,874	22,265
Fannie Mae 6.00% 2037	85,778	87,129
Fannie Mae 6.00% 2037	15,351	15,477
Fannie Mae 6.00% 2037	9,553	9,632
Fannie Mae 6.00% 2037[2]	5,371	5,398
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	4,803	4,944
Fannie Mae 6.00% 2037	4,696	4,770
Fannie Mae 6.005% 2037[1]	39,994	40,853
Fannie Mae 6.04% 2037[1]	42,945	43,486
Fannie Mae 6.192% 2037[1]	25,571	26,056
Fannie Mae 6.50% 2037	31,785	32,728
Fannie Mae 6.50% 2037[2]	32,087	32,664
Fannie Mae 6.50% 2037	31,103	31,705
Fannie Mae 6.50% 2037	24,167	24,665
Fannie Mae 6.50% 2037	18,665	19,190
Fannie Mae 6.50% 2037	18,199	18,573
Fannie Mae 6.50% 2037	15,866	16,311
Fannie Mae 6.50% 2037	15,625	16,064
Fannie Mae 6.50% 2037	14,637	15,048
Fannie Mae 6.50% 2037	12,481	12,832
Fannie Mae 6.50% 2037	12,375	12,629
Fannie Mae 6.50% 2037[2]	11,507	11,714
Fannie Mae 6.50% 2037	9,364	9,627
Fannie Mae 6.50% 2037	1,630	1,676
Fannie Mae 6.50% 2037	1,460	1,501
Fannie Mae 6.546% 2037[1]	14,735	15,053
Fannie Mae 6.761% 2037[1]	19,545	19,972
Fannie Mae 6.808% 2037[1]	1,858	1,901
Fannie Mae 7.00% 2037	93,112	96,902
Fannie Mae 7.00% 2037	45,957	47,339
Fannie Mae 7.00% 2037	28,969	30,148
Fannie Mae 7.00% 2037	25,202	26,228
Fannie Mae 7.00% 2037	18,048	18,591
Fannie Mae 7.00% 2037	17,655	18,186
Fannie Mae 7.00% 2037	15,898	16,377
Fannie Mae 7.00% 2037	14,371	14,804
Fannie Mae 7.00% 2037[2]	13,982	14,402
Fannie Mae 7.00% 2037	12,253	12,752
Fannie Mae 7.00% 2037	10,969	11,299
Fannie Mae 7.00% 2037	7,854	8,090
Fannie Mae 7.00% 2037	7,498	7,723
Fannie Mae 7.00% 2037	7,376	7,598
Fannie Mae 7.00% 2037[2]	7,056	7,268
Fannie Mae 7.00% 2037	5,508	5,673
Fannie Mae 7.00% 2037	4,446	4,580
Fannie Mae 7.00% 2037	2,747	2,830
Fannie Mae 7.00% 2037	2,260	2,328
Fannie Mae 7.00% 2037	2,206	2,302
Fannie Mae 7.00% 2037	1,822	1,901
Fannie Mae 7.00% 2037	1,793	1,866
Fannie Mae 7.00% 2037	1,709	1,761
Fannie Mae 7.00% 2037	1,119	1,164
Fannie Mae 7.00% 2037	1,095	1,128
Fannie Mae 7.50% 2037	9,787	10,300
Fannie Mae 7.50% 2037[2]	5,651	5,871
Fannie Mae 7.50% 2037	4,867	5,058
Fannie Mae 7.50% 2037	4,544	4,717
Fannie Mae 7.50% 2037	4,185	4,350
Fannie Mae 7.50% 2037	2,752	2,857
Fannie Mae 7.50% 2037	2,666	2,771
Fannie Mae 7.50% 2037	2,639	2,743
Fannie Mae 7.50% 2037	2,337	2,429
Fannie Mae 7.50% 2037	2,336	2,428
Fannie Mae 7.50% 2037	2,082	2,161
Fannie Mae 7.50% 2037	1,773	1,843
Fannie Mae 7.50% 2037	1,738	1,806
Fannie Mae 7.50% 2037	1,493	1,550
Fannie Mae 7.50% 2037	1,238	1,285
Fannie Mae 7.50% 2037	1,211	1,259
Fannie Mae 7.50% 2037	1,070	1,112
Fannie Mae 7.50% 2037	1,046	1,085
Fannie Mae 7.50% 2037	877	912
Fannie Mae 7.50% 2037	678	712
Fannie Mae 8.00% 2037	3,919	4,040
Fannie Mae 8.00% 2037	3,841	3,960
Fannie Mae 8.00% 2037[2]	3,784	3,946
Fannie Mae 8.00% 2037	2,594	2,716
Fannie Mae 8.00% 2037	1,221	1,259
Fannie Mae 5.751% 2038[1]	34,665	35,133
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	7,044	7,355
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	2,216	2,369
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	4,863	5,153
Fannie Mae 6.00% 2047	1,109	1,112
Fannie Mae 6.50% 2047	1,539	1,557
Fannie Mae 6.50% 2047	1,350	1,366
Fannie Mae 6.50% 2047	1,270	1,292
Fannie Mae 7.00% 2047[2]	7,649	7,867
Fannie Mae 7.00% 2047	570	586
Fannie Mae 7.50% 2047	1,750	1,814
Fannie Mae 7.50% 2047	1,283	1,330
Fannie Mae 7.50% 2047	1,098	1,138
Freddie Mac 8.50% 2008	—	—
Freddie Mac 8.50% 2008	—	—
Freddie Mac 8.50% 2008	—	—
Freddie Mac 8.75% 2008	4	4
Freddie Mac 8.75% 2008	1	1
Freddie Mac 8.75% 2008	—	—
Freddie Mac 8.75% 2008	—	—
Freddie Mac 8.00% 2009	1	1
Freddie Mac 8.50% 2009	33	34
Freddie Mac 8.50% 2010	34	35
Freddie Mac 6.00% 2017	520	535
Freddie Mac, Series 2310, Class A, 10.538% 2017[1]	555	607
Freddie Mac 11.00% 2018	74	84
Freddie Mac, Series 2890, Class KT, 4.50% 2019	2,500	2,367
Freddie Mac 5.50% 2019	11,216	11,390
Freddie Mac 8.50% 2020	174	189
Freddie Mac 8.50% 2020	55	60
Freddie Mac, Series 41, Class F, 10.00% 2020	109	109
Freddie Mac, Series 178, Class Z, 9.25% 2021	83	83
Freddie Mac, Series 2626, Class NG, 3.50% 2023	2,077	1,930
Freddie Mac, Series 2922, Class EL, 4.50% 2023	46,560	45,877
Freddie Mac, Series 1617, Class PM, 6.50% 2023	2,419	2,513
Freddie Mac 6.00% 2026	40,523	41,295
Freddie Mac 6.00% 2026	4,503	4,588
Freddie Mac 8.00% 2026	103	112
Freddie Mac 5.50% 2027	18,652	18,735
Freddie Mac 6.00% 2027	225,246	229,539
Freddie Mac 8.50% 2027	23	25
Freddie Mac, Series 2153, Class GG, 6.00% 2029	4,193	4,299
Freddie Mac, Series 2122, Class QM, 6.25% 2029	7,383	7,560
Freddie Mac 4.645% 2035[1]	17,763	17,740
Freddie Mac, Series 3061, Class PN, 5.50% 2035	53,201	53,978
Freddie Mac 6.50% 2035[2]	419	427
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036[2]	9,071	6,957
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036	6,309	5,053
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036	6,309	4,991
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036	5,809	4,650
Freddie Mac, Series 3257, Class PA, 5.50% 2036	54,948	55,648
Freddie Mac, Series 3233, Class PA, 6.00% 2036	45,526	46,902
Freddie Mac, Series 3156, Class NG, 6.00% 2036	14,995	15,460
Freddie Mac, Series 3286, Class JN, 5.50% 2037	70,512	70,997
Freddie Mac, Series 3318, Class JT, 5.50% 2037	38,917	39,174
Freddie Mac, Series 3312, Class PA, 5.50% 2037	29,837	30,042
Freddie Mac 5.655% 2037[1]	19,508	19,701
Freddie Mac 5.686% 2037[1]	9,446	9,521
Freddie Mac 5.99% 2037[1]	34,892	35,348
Freddie Mac 6.00% 2037	206,698	209,758
Freddie Mac 6.00% 2037	73,070	74,152
Freddie Mac 6.00% 2037	54,664	55,473
Freddie Mac 6.00% 2037	29,158	29,589
Freddie Mac, Series 3271, Class OA, 6.00% 2037	19,150	19,752
Freddie Mac 6.00% 2037	3,814	3,871
Freddie Mac 6.00% 2037	1,979	2,008
Freddie Mac 6.13% 2037[1]	27,652	28,104
Freddie Mac 6.233% 2037[1]	23,494	24,149
Freddie Mac 6.302% 2037[1]	3,984	4,024
Freddie Mac 6.36% 2037[1]	40,515	41,260
Freddie Mac 7.00% 2037	30,384	31,280
Freddie Mac 7.00% 2037	2,691	2,770
Freddie Mac 7.00% 2037	2,627	2,704
Freddie Mac 7.00% 2037	2,349	2,418
Freddie Mac 7.00% 2037[2]	1,470	1,515
Freddie Mac 7.00% 2037[2]	1,041	1,073
Freddie Mac 7.00% 2037[2]	1,018	1,050
Freddie Mac 7.50% 2037	35,145	36,427
Freddie Mac 5.638% 2038[1]	40,173	40,548
Freddie Mac 6.50% 2047	3,018	3,069
Freddie Mac 6.50% 2047	1,506	1,532
Freddie Mac 7.00% 2047[2]	1,216	1,251
Freddie Mac 7.00% 2047	1,085	1,115
CS First Boston Mortgage Securities Corp., Series 2003-23, Class II-A-8, 4.50% 2018	12,503	11,755
CS First Boston Mortgage Securities Corp., Series 2003-27, Class VI-A-1, 5.00% 2018	9,679	9,423
CS First Boston Mortgage Securities Corp., Series 2003-23, Class VII-A-1, 5.00% 2018[2]	4,659	4,591
CS First Boston Mortgage Securities Corp., Series 2004-7, Class IV-A-1, 4.50% 2019[2]	5,896	5,685
CS First Boston Mortgage Securities Corp., Series 2004-6, Class II-A-1, 4.75% 2019	19,338	18,660
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	681	684
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	71	71
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	4,228	4,236
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	1,193	1,193
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	8,219	8,123
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034	560	560
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-4, 6.505% 2034	460	477
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A-1, 4.106% 2035	698	688
CS First Boston Mortgage Securities Corp., Series 2005-6, Class VI-A-1, 6.00% 2035	15,498	15,530
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035	5,747	5,732
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	48,774	50,329
CS First Boston Mortgage Securities Corp., Series 2002-CKP1, Class F, 7.067% 2035[1,3]	1,500	1,604
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[2,3]	30,214	21,872
CS First Boston Mortgage Securities Corp., Series 2006-7, Class 6-A-3, 5.50% 2036	28,821	28,372
CS First Boston Mortgage Securities Corp., Series 2006-2, Class 5-A-6, 6.00% 2036	28,506	28,366
CS First Boston Mortgage Securities Corp., Series 2002-CKS4, Class G, 6.006% 2036[1,2,3]	500	501
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	26,650	27,816
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-1A, 3.883% 2037	1,801	1,791
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	16,000	15,737
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	12,900	12,590
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A-2, 4.512% 2037	1,690	1,668
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A-AB, 4.614% 2037	20,000	19,538
CS First Boston Mortgage Securities Corp., Series 2005-C2, Class A-MFX, 4.877% 2037	10,000	9,540
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class E, 5.015% 2037[2,3]	8,240	7,765
CS First Boston Mortgage Securities Corp., Series 2007-2, Class 3-A-4, 5.50% 2037[2]	6,500	6,133
CS First Boston Mortgage Securities Corp., Series 2007-5, Class 1-A-9, 7.00% 2037	39,983	40,418
CS First Boston Mortgage Securities Corp., Series 2003-C3, Class F, 4.518% 2038[3]	2,000	1,728
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A-3, 4.813% 2038	20,710	20,350
CS First Boston Mortgage Securities Corp., Series 2005-C4, Class A-2, 5.017% 2038	12,200	12,165
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-AB, 5.10% 2038[1]	12,000	11,877
CS First Boston Mortgage Securities Corp., Series 2007-7, Class 1-A-2, 6.50% 2038[2]	13,277	12,171
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039	20,600	19,999
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-3, 5.711% 2039[1]	14,750	14,943
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[1]	42,000	41,658
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-M, 5.23% 2040[1]	5,000	4,844
CS First Boston Mortgage Securities Corp., Series 1999-C1, Class D, 8.083% 2041[1]	850	898
Countrywide Alternative Loan Trust, Series 2004-5CB, Class 2-A-1, 5.00% 2019[2]	8,218	7,848
Countrywide Alternative Loan Trust, Series 2006-J3, Class 2-A-1, 4.75% 2020	11,933	11,755
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2-A-1, 5.00% 2020	14,512	13,879
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	70,760	70,549
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	42,529	42,498
Countrywide Alternative Loan Trust, Series 2005-49CB, Class A-1, 5.50% 2035	27,095	26,726
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	18,278	17,818
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	11,263	11,216
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	2,531	2,436
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 5.863% 2035[1,2]	15,841	15,366
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	28,424	28,132
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035[2]	12,916	12,593
Countrywide Alternative Loan Trust, Series 2005-9CB, Class 2-A-1, 6.00% 2035[2]	6,503	6,119
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 6-A-1, 6.00% 2035	1,066	1,035
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	25,554	25,357
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A-1, 6.00% 2036	19,958	19,718
Countrywide Alternative Loan Trust, Series 2007-24, Class A-10, 7.00% 2037	14,251	13,978
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.967% 2047[1]	45,807	44,249
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class F, 5.979% 2034[1,3]	2,500	2,537
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C3, Class A-1, 4.20% 2035	879	872
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC11, Class A-2, 5.016% 2037	11,232	11,223
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.317% 2037[1]	61,300	61,478
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class E, 6.135% 2037[3]	400	386
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	13,912	13,775
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-3, 4.545% 2042	21,050	20,565
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A-2, 4.575% 2042	20,058	19,811
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	10,508	10,444
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-3A1, 4.871% 2042	25,000	24,725
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4A, 4.936% 2042[1]	1,655	1,593
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A-2, 5.198% 2044	10,080	10,109
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 5.481% 2044[1]	21,259	21,329
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 2045[1]	29,000	30,064
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	91,455	90,745
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S12, Class 1-A-1, 4.50% 2018	9,109	8,709
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S6, Class II-A-3, 4.75% 2018[2]	1,177	1,163
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S12, Class A-3, 5.00% 2018	18,686	18,196
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033[1]	18,835	18,750
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033[1]	5,333	5,293
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.322% 2033[1]	9,525	9,366
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 4.554% 2034[1]	27,706	27,531
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1-A4, 6.072% 2036[1]	2,892	2,898
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 3-A1, 5.825% 2037[1,2]	76,446	76,446
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 4-A2, 5.877% 2037[1]	61,148	59,758
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2-A1, 5.88% 2037[1]	38,633	38,428
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.125% 2045[1]	11,336	10,709
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018[2]	15,527	15,298
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	9,449	9,301
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034[2]	34,081	33,059
Residential Accredit Loans, Inc., Series 2004-QS12, Class M-1, 6.00% 2034[2]	2,384	1,430
Residential Accredit Loans, Inc., Series 2005-QS4, Class A-3, 5.50% 2035[2]	30,149	29,688
Residential Accredit Loans, Inc., Series 2005-QS9, Class A-6, 5.50% 2035	1,000	912
Residential Accredit Loans, Inc., Series 2005-QS5, Class A-5, 5.75% 2035[2]	3,000	2,925
Residential Accredit Loans, Inc., Series 2006-QS1, Class A-3, 5.75% 2036	6,667	6,663
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037	54,150	54,362
Residential Accredit Loans, Inc., Series 2007-QS7, Class II-A-1, 6.75% 2037	13,068	13,038
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-1, 7.00% 2037	84,012	84,507
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-2, 7.00% 2037[2]	17,295	16,674
Wells Fargo Mortgage-backed Securities Trust, Series 2003-16, Class II-A-1, 4.50% 2018	16,248	15,535
Wells Fargo Mortgage-backed Securities Trust, Series 2003-11, Class II-A-1, 4.75% 2018	10,347	9,984
Wells Fargo Mortgage-backed Securities Trust, Series 2004-7, Class II-A-1, 4.50% 2019	20,164	19,282
Wells Fargo Mortgage-backed Securities Trust, Series 2004-7, Class I-A-1, 4.50% 2019	3,550	3,395
Wells Fargo Mortgage-backed Securities Trust, Series 2004-2, Class A-1, 5.00% 2019	5,820	5,667
Wells Fargo Mortgage-backed Securities Trust, Series 2005-1, Class I-A-1, 4.75% 2020	81,708	78,864
Wells Fargo Mortgage-backed Securities Trust, Series 2005-13, Class A-1, 5.00% 2020	34,584	33,688
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	18,244	17,916
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.657% 2036[1]	55,854	54,953
IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 2-A-1, 6.50% 2037	63,404	63,733
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037	51,376	51,702
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	71,668	72,622
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-2, 7.00% 2037[2]	15,574	14,781
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-WF2, Class X, interest only, 0.22% 2031[1]	206,891	2,073
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 1.002% 2031[1,3]	136,095	2,204
Bear Stearns Commercial Mortgage Securities Inc., Series 2000-WF2, Class A-2, 7.32% 2032	16,480	17,418
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	11,371	11,248
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class D, 6.94% 2035[3]	3,000	3,187
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-1, 3.688% 2041	1,373	1,361
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-4, 4.521% 2041	10,000	9,750
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-2, 4.735% 2042	64,000	63,587
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-3, 4.868% 2042	38,825	38,117
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class II-A-4, 6.00% 2037	2,500	2,406
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class III-A-1, 6.091% 2037[1]	28,985	28,795
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	79,261	78,476
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	27,886	27,996
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 5-A-1, 6.00% 2035[1]	3,574	3,524
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[1]	7,327	7,194
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 1-A1, 5.165% 2037[1]	9,626	9,437
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.91% 2037[1]	38,414	37,612
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.963% 2037[1]	23,721	23,349
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2-A1, 5.997% 2037[1]	9,794	9,738
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-8, Class 2-A3, 5.999% 2037[1,2]	46,639	46,347
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[2,3]	33,000	33,325
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[2,3]	3,300	3,294
SBA CMBS Trust, Series 2005-1, Class E, 6.706% 2035[2,3]	7,460	7,291
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[3]	48,500	48,516
SBA CMBS Trust, Series 2006-1A, Class B, 5.451% 2036[2,3]	7,680	7,595
SBA CMBS Trust, Series 2006-1A, Class D, 5.852% 2036[3]	12,329	11,959
SBA CMBS Trust, Series 2006-1A, Class E, 6.174% 2036[2,3]	4,025	3,732
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[2,3]	375	354
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[2,3]	3,375	3,142
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[2,3]	5,040	4,750
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[2,3]	2,375	2,218
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[3]	36,000	35,993
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[2,3]	43,000	42,060
Crown Castle Towers LLC, Series 2006-1, Class E, 6.065% 2036[2,3]	31,000	29,515
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[2,3]	10,350	9,894
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[2,3]	1,400	1,323
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[2,3]	33,100	32,106
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[2,3]	10,000	9,587
American Tower Trust I, Series 2007-1A, Class C, 5.615% 2037[3]	10,000	9,416
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[2,3]	34,000	31,456
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[2,3]	11,375	10,476
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[2,3]	13,470	12,243
Lehman Mortgage Trust, Series 2005-1, Class 6-A1, 5.00% 2020[2]	33,827	33,288
Lehman Mortgage Trust, Series 2007-7, Class 6-A4, 7.00% 2037[2]	32,516	32,506
Lehman Mortgage Trust, Series 2007-8, Class 3-A1, 7.25% 2037	35,118	36,049
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A-2, 3.958% 2035	4,200	4,145
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A-3, 4.608% 2035	2,624	2,602
Wachovia Bank Commercial Mortgage Trust, Series 2004-C14, Class A-2, 4.368% 2041	1,530	1,516
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	24,000	23,897
Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A-PB, 4.807% 2042	3,000	2,928
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042[1]	35,000	34,557
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A-7, 5.118% 2042[1]	4,650	4,523
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-PB, 5.271% 2044[1,2]	8,038	8,339
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	16,750	16,938
CHL Mortgage Pass-Through Trust, Series 2004-J6, Class 3-A-1, 5.00% 2019	20,168	19,641
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 3.487% 2033[1]	2,808	2,759
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.671% 2033[1]	4,330	4,311
CHL Mortgage Pass-Through Trust, Series 2004-22, Class A-2, 4.634% 2034[1]	8,084	7,941
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 5.096% 2034[1,2]	3,401	3,308
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.617% 2035[1]	26,782	25,891
CHL Mortgage Pass-Through Trust, Series 2007-HY5, Class 1-A-1, 5.954% 2047[1]	9,551	9,513
CHL Mortgage Pass-Through Trust, Series 2007-HY4, Class 1-A-1, 6.113% 2047[1,2]	19,321	19,368
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 3.979% 2033[1]	14,993	14,763
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 4.357% 2033[1]	3,453	3,437
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.12% 2033[1]	4,469	4,418
Bear Stearns ARM Trust, Series 2004-3, Class II-A, 4.211% 2034[1,2]	11,714	11,464
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.964% 2034[1]	2,061	2,025
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[1,2]	51,800	49,277
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	49,559	51,739
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-3, 4.561% 2041	9,975	9,766
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-AB, 4.673% 2041	2,000	1,969
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-4, 4.871% 2042[1]	15,360	15,318
Banc of America Commercial Mortgage Inc., Series 2004-4, Class B, 4.985% 2042	1,000	967
Banc of America Commercial Mortgage Inc., Series 2005-3, Class A-2, 4.501% 2043	1,260	1,243
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 2037[1]	68,461	67,884
GSR Mortgage Loan Trust, Series 2004-2F, Class XIIIA-1, 5.00% 2019	15,191	14,840
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	36,757	36,306
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.919% 2035[1]	10,911	10,753
GE Commercial Mortgage Corp., Series 2004-C3, Class B, 5.113% 2039[1,2]	8,000	7,887
GE Commercial Mortgage Corp., Series 2004-C2, Class B, 4.983% 2040[2]	19,193	18,653
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.339% 2044[1]	33,700	33,675
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030	39,221	39,473
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030	6,455	6,449
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032	7,181	7,254
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	5,974	6,222
Nykredit 4.00% 2035	DKr299,683	51,895
Banc of America Mortgage Securities Trust, Series 2004-7, Class 6-A-1, 4.50% 2019	$9,464	9,042
Banc of America Mortgage Securities Trust, Series 2004-5, Class 3-A-2, 4.75% 2019	16,760	16,172
Banc of America Mortgage Securities Trust, Series 2003-10, Class 3-A-1, 5.00% 2019	4,630	4,508
Banc of America Mortgage Securities Trust, Series 2003-F, Class 2-A-1, 3.734% 2033[1]	12,830	12,640
Banc of America Mortgage Securities Trust, Series 2003-I, Class 3-A-1, 4.541% 2033[1]	7,928	7,764
Tower Ventures, LLC, Series 2006-1, Class A-2, 5.45% 2036[2,3]	22,500	22,395
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[3]	3,670	3,669
Tower Ventures, LLC, Series 2006-1, Class D, 6.052% 2036[2,3]	10,000	9,739
Tower Ventures, LLC, Series 2006-1, Class E, 6.495% 2036[2,3]	4,730	4,601
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[2,3]	8,730	8,504
MASTR Alternative Loan Trust, Series 2004-5, Class 4-A-1, 5.50% 2019	19,381	18,804
MASTR Alternative Loan Trust, Series 2004-10, Class 2-A-1, 5.50% 2019	4,854	4,711
MASTR Alternative Loan Trust, Series 2003-2, Class 6-A-1, 6.00% 2033	603	586
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	1,193	1,158
MASTR Alternative Loan Trust, Series 2005-1, Class 1-A-1, 5.50% 2035	14,619	13,939
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	3,579	3,412
MASTR Alternative Loan Trust, Series 2005-3, Class 2-A-1, 6.00% 2035	4,617	4,604
MASTR Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035	464	466
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1, Class F, 7.222% 2029	1,800	1,875
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	30,192	31,326
GMAC Commercial Mortgage Securities, Inc., Series 1998-C2, Class C, 6.50% 2035	9,000	9,056
GMAC Commercial Mortgage Securities, Inc., Series 2003-C1, Class F, 4.718% 2036[1,3]	1,000	894
GMAC Commercial Mortgage Securities, Inc., Series 2003-C1, Class G, 4.817% 2036[1,2,3]	1,000	895
Deutsche Genossenschaftsbank-Hypothekenbank AG 5.25% 2009	€29,447	43,567
Commercial Mortgage Trust, Series 2004-LB3A, Class A-4, 5.234% 2037	$10,956	11,056
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	20,000	19,243
Commercial Mortgage Trust, Series 2004-LNB2, Class A-3, 4.221% 2039	9,955	9,814
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3]	38,321	39,754
Banc of America Funding Trust, Series 2004-3, Class 2-A-2, 5.00% 2019	14,006	13,638
Banc of America Funding Trust, Series 2005-H, Class 9-A-1, 5.94% 2035[1,2]	25,997	24,437
Residential Asset Securitization Trust, Series 2004-A6, Class A-1, 5.00% 2019	10,437	10,352
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	16,828	16,364
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035[2]	11,192	10,842
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	14,371	15,182
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026	8,300	8,414
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A-2, 5.103% 2030	3,468	3,467
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A-M, 5.017% 2040[1]	10,000	9,601
GS Mortgage Securities Corp. II, Series 1998-C1, Class E, 7.101% 2030[1]	31,076	31,450
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.101% 2030[1]	3,750	3,794
Structured Asset Securities Corp., Series 2003-20, Class 2-A-4, 4.50% 2018[2]	5,052	4,874
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018	12,497	12,058
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.516% 2027[1,3]	5,253	5,243
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.744% 2027[1,3]	1,915	1,911
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.826% 2028[1,3]	1,247	1,256
Structured Asset Securities Corp., Series 2003-17A, Class 3-A-1, 4.01% 2033[1]	1,306	1,291
Structured Asset Securities Corp., Series 2005-6, Class 5-A-4, 5.00% 2035	6,692	6,103
Structured Asset Securities Corp., Series 2005-6, Class 5-A-9, 5.00% 2035	2,423	2,385
Washington Mutual Mortgage, WMALT Series 2005-4, Class 3-CB, 5.50% 2020	8,577	8,324
Washington Mutual Mortgage, WMALT Series 2005-AR1, Class A-1-A, 5.125% 2035[1,2]	5,820	5,531
Washington Mutual Mortgage, WMALT Series 2005-1, Class 6-A-1, 6.50% 2035	1,267	1,239
Washington Mutual Mortgage, WMALT Series 2006-1, Class 4-CB, 6.50% 2036	9,557	9,402
Washington Mutual Mortgage, WMALT Series 2007-2, Class 1-A-1, 7.00% 2037	8,636	8,751
GMAC Mortgage Loan Trust, Series 2006-AR1, Class 2-A-1, 5.642% 2036[1]	33,252	32,670
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC8, Class A-4, 5.50% 2035	12,549	12,355
Bear Stearns Asset-backed Securities I Trust, Series 2006-AC2, Class II-1A-1, 6.00% 2036	16,814	16,626
Chase Manhattan Bank - First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class A-2, 7.439% 2031	4,672	4,834
Chase Manhattan Bank - First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class B, 7.619% 2031	17,125	17,853
Chase Manhattan Bank - First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class C, 7.625% 2031	5,000	5,224
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-1, 6.341% 2033	509	509
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	17,250	17,946
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	576	575
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	7,920	8,264
Banc of America Alternative Loan Trust, Series 2005-4, Class 2-A-1, 5.00% 2020[2]	14,056	13,814
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	13,768	13,375
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.844% 2036[1]	27,181	26,653
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 4.985% 2046[1,2]	27,387	26,119
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.93% 2036[1]	26,901	25,961
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	124	127
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-2, 6.531% 2033	18,090	19,027
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-1, 5.56% 2038	1,594	1,617
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038	2,500	2,612
CSAB Mortgage-backed Trust, Series 2007-1, Class 4-A-8, 7.00% 2037	22,973	23,272
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.684% 2034[1]	20,650	19,953
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3-A, 6.00% 2034	2,597	2,522
Adjustable Rate Mortgage Trust, Series 2006-1, Class 3-A-3, 5.913% 2036[1]	22,048	21,865
Northern Rock PLC 5.625% 2017[3]	20,000	20,316
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030	10,037	10,053
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031	9,024	9,105
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 5.749% 2045[1]	19,131	18,435
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	14,020	14,222
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	4,186	4,109
Prudential Securities Secured Financing Corp., Series 1999-NRF1, Class C, 6.746% 2031	18,000	18,314
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7-A-1, 5.00% 2019	12,765	12,421
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2-A-1, 4.088% 2033[1]	5,163	5,205
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[1]	15,000	14,988
Dexia Municipal Agency 3.50% 2009	€10,076	14,478
SunTrust Alternative Loan Trust, Series 2005-1F, Class 3-A-1, 6.50% 2035[2]	$15,403	14,120
Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class A-3, 5.00% 2018	14,172	14,110
J.P. Morgan Alternative Loan Trust, Series 2006-A2, Class 5-A-1, 6.309% 2036[1,2]	14,400	13,709
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A-3-A, 4.949% 2038[1]	8,500	8,360
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.659% 2039[1]	3,050	3,096
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	11,231	11,172
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	10,000	10,126
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[1]	10,000	9,816
First Horizon Mortgage Pass-Through Trust, Series 2003-5, Class II-A-2, 5.00% 2018[2]	9,916	9,770
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	9,325	9,440
Hypothekenbank in Essen AG 5.25% 2008	€6,000	8,762
American General Mortgage Loan Trust, Series 2006-1, Class A-5, 5.75% 2035[1,2,3]	$8,500	8,404
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.204% 2042[1]	7,875	7,882
Government National Mortgage Assn. 6.50% 2008	23	24
Government National Mortgage Assn. 6.50% 2008	9	9
Government National Mortgage Assn. 7.50% 2008	6	6
Government National Mortgage Assn. 7.50% 2008	5	5
Government National Mortgage Assn. 7.50% 2008	5	5
Government National Mortgage Assn. 6.50% 2009	15	16
Government National Mortgage Assn. 7.50% 2009	17	17
Government National Mortgage Assn. 7.50% 2009	16	17
Government National Mortgage Assn. 7.50% 2009	12	12
Government National Mortgage Assn. 7.50% 2009	9	9
Government National Mortgage Assn. 7.50% 2009	8	8
Government National Mortgage Assn. 7.50% 2009	7	7
Government National Mortgage Assn. 7.50% 2009	6	6
Government National Mortgage Assn. 9.00% 2009	116	117
Government National Mortgage Assn. 9.50% 2009	201	205
Government National Mortgage Assn. 9.50% 2009	14	14
Government National Mortgage Assn. 9.00% 2016	83	92
Government National Mortgage Assn. 9.00% 2017	25	28
Government National Mortgage Assn. 9.50% 2019	210	239
Government National Mortgage Assn. 8.50% 2020	28	32
Government National Mortgage Assn. 8.50% 2020	26	29
Government National Mortgage Assn. 9.50% 2020	84	96
Government National Mortgage Assn. 10.00% 2020	594	689
Government National Mortgage Assn. 8.50% 2021	198	220
Government National Mortgage Assn. 8.50% 2021	120	133
Government National Mortgage Assn. 8.50% 2021	41	46
Government National Mortgage Assn. 8.50% 2021	36	40
Government National Mortgage Assn. 10.00% 2021	1,122	1,279
Government National Mortgage Assn. 9.00% 2022	25	28
Government National Mortgage Assn. 8.50% 2023	27	30
Government National Mortgage Assn. 8.50% 2024	19	21
Government National Mortgage Assn. 8.50% 2024	18	19
Government National Mortgage Assn. 8.50% 2027	29	33
Government National Mortgage Assn. 8.50% 2028	24	26
Government National Mortgage Assn. 8.50% 2029	28	31
Government National Mortgage Assn., Series 2005-58, Class NO, principal only, 0% 2035	5,555	4,175
Rheinische Hypothekenbank Eurobond 4.25% 2008	€5,000	7,291
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class II-A, 4.61% 2033[1]	$7,294	7,226
Citicorp Mortgage Securities, Inc., Series 2004-5, Class II-A-5, 5.00% 2034[2]	5,709	5,597
Hilton Hotel Pool Trust, Series 2000-HLTA, Class F, 7.75% 2015[3]	5,000	5,448
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037	5,064	5,065
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032	695	696
First Union National Bank Commercial Mortgage Trust, Series 2001-C4, Class A-1, 5.673% 2033	1,610	1,622
Ocwen Residential MBS Corp., Series 1998-R1, Class AWAC, 5.693% 2040[1,3]	1,684	1,574
American Home Mortgage Investment Trust, Series 2004-1, Class III-A, 3.28% 2044	1,247	1,224
GS Mortgage Securities Corp., Series 1998-2, Class M, 7.75% 2027[2,3]	473	417
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027	316	315
DLJ Mortgage Acceptance Corp., Series 1998-CF1, Class A-1B, 6.41% 2031	123	123
		8,320,196

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 9.02%
U.S. Treasury 4.75% 2008	1,400	1,416
U.S. Treasury 3.875% 2009[2,8]	4,299	4,429
U.S. Treasury 5.50% 2009	58,530	60,437
U.S. Treasury 2.375% 2011[2,8]	1,079	1,125
U.S. Treasury 4.50% 2011	78,140	81,534
U.S. Treasury 4.625% 2011	360,000	377,550
U.S. Treasury 3.00% 2012[2,8]	65,070	70,533
U.S. Treasury 3.875% 2012	17,750	18,091
U.S. Treasury 4.625% 2012	1,825	1,915
U.S. Treasury 4.875% 2012	14,500	15,378
U.S. Treasury 4.25% 2013	794,826	823,511
U.S. Treasury 2.00% 2014[2,8]	16,593	17,148
U.S. Treasury Principal Strip 0% 2014	124,250	97,382
U.S. Treasury Principal Strip 0% 2014	91,113	73,154
U.S. Treasury Principal Strip 0% 2014	48,135	38,178
U.S. Treasury 1.875% 2015[2,8]	11,305	11,535
U.S. Treasury 11.25% 2015	140,000	204,564
U.S. Treasury 4.50% 2016	287,141	298,785
U.S. Treasury 2.375% 2017[2,8]	6,397	6,758
U.S. Treasury 4.625% 2017	74,565	77,938
U.S. Treasury 8.875% 2017	43,500	59,843
U.S. Treasury 8.125% 2019	10,000	13,481
U.S. Treasury 7.125% 2023	40,000	51,606
U.S. Treasury 2.375% 2025[2,8]	3,990	4,195
U.S. Treasury 6.875% 2025	89,700	115,334
U.S. Treasury 6.00% 2026	78,000	92,308
U.S. Treasury 3.375% 2032[2,8]	4,120	5,283
U.S. Treasury 4.50% 2036	171,403	172,341
U.S. Treasury 4.75% 2037	20,255	21,201
U.S. Treasury Principal Strip 0% 2037	14,500	3,979
Federal Home Loan Bank 4.00% 2008	80,275	80,239
Federal Home Loan Bank 4.875% 2008	139,750	139,905
Federal Home Loan Bank 5.125% 2008	10,125	10,134
Freddie Mac 3.875% 2008	54,386	54,307
Freddie Mac 5.75% 2008	27,986	28,100
Freddie Mac 5.25% 2011	20,000	20,940
Freddie Mac 5.50% 2016	20,000	21,451
CoBank ACB 5.591% 2022[1,2,3]	31,500	28,429
Federal Agricultural Mortgage Corp. 4.875% 2011[3]	10,000	10,301
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp.,
Series 2000-044-A, 3.74% 2015[4]	8,470	8,457
United States Agency for International Development, Republic of Egypt 4.45% 2015	5,000	4,982
Fannie Mae 3.895% 2009[1]	575	572
		3,228,749

ASSET-BACKED OBLIGATIONS[4] — 8.12%
AmeriCredit Automobile Receivables Trust, Series 2005-C-F, Class A-4, FSA insured, 4.63% 2012	16,950	16,804
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-3-A, FSA insured, 5.49% 2012	12,000	12,045
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	23,680	23,695
AmeriCredit Automobile Receivables Trust, Series 2007-A-X, Class A-4, XLCA insured, 5.292% 2013[1]	125,000	122,451
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-B, MBIA insured, 5.332% 2014[1]	10,000	9,699
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014[2]	4,572	4,400
Drive Auto Receivables Trust, Series 2005-2, Class A-2, MBIA insured, 4.12% 2010[3]	756	755
Drive Auto Receivables Trust, Series 2006-2, Class A-2, MBIA insured, 5.30% 2011[3]	2,019	2,015
Drive Auto Receivables Trust, Series 2005-1, Class A-4, MBIA insured, 4.01% 2012	19,367	19,288
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[3]	60,520	60,350
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[3]	17,500	17,423
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[3]	67,000	67,094
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[3]	20,000	19,678
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 3.87% 2010[2,3]	2,954	2,925
CPS Auto Receivables Trust, Series 2004-D, Class A-2, XLCA insured, 3.86% 2011[2,3]	7,152	7,056
CPS Auto Receivables Trust, Series 2006-C, Class A-3, XLCA insured, 5.14% 2011[3]	16,300	16,324
CPS Auto Receivables Trust, Series 2005-B, Class A-2, FSA insured, 4.36% 2012[3]	16,427	16,382
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 2012[3]	7,600	7,639
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 2012[3]	10,000	10,105
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 2012[3]	23,000	23,219
CPS Auto Receivables Trust, Series 2007-A, Class A-4, MBIA insured, 5.05% 2013[3]	15,100	14,418
CPS Auto Receivables Trust, Series 2006-C, Class A-4, XLCA insured, 5.14% 2013[3]	26,200	26,333
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 2013[3]	390	389
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 2014[3]	20,000	19,969
CPS Auto Receivables Trust, Series 2007-C, Class A-4, FSA insured, 5.92% 2014[3]	18,950	18,538
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009[3]	14,000	13,983
ARG Funding Corp., Series 2005-2, Class A-1, AMBAC insured, 4.54% 2009[3]	18,750	18,739
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[2,3]	55,200	51,888
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[2,3]	30,000	28,125
Capital One Auto Finance Trust, Series 2005-C, Class A-4-B, FGIC insured, 5.068% 2012[1]	106,750	105,315
Residential Funding Mortgage Securities II, Inc., Series 2005-HI1, Class A-4, FGIC insured, 4.70% 2034	13,885	13,618
Residential Funding Mortgage Securities II, Inc., Series 2005-HS1, Class A-1-2, FGIC insured, 4.66% 2035[1,2]	12,500	9,375
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[1]	68,208	67,930
Chase Issuance Trust, Series 2007-A9, Class A, 5.058% 2014[1]	77,310	76,455
Chase Issuance Trust, Series 2006-4, Class C, 5.318% 2014[1]	8,000	7,410
Washington Mutual Master Note Trust, Series 2006-A3A, Class A-3, 5.058% 2013[1,3]	12,000	11,868
Washington Mutual Master Note Trust, Series 2007-B1, Class B-1, 4.95% 2014[2,3]	4,000	3,929
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[2,3]	35,055	35,034
Washington Mutual Master Note Trust, Series 2006-A2A, Class A, 5.078% 2015[1,3]	32,000	31,240
CSAB Mortgage-backed Trust, Series 2006-4, Class A-3, 5.085% 2036[1]	26,000	22,495
CSAB Mortgage-backed Trust, Series 2006-3, Class A-3-B, 5.095% 2036[1]	27,626	23,892
CSAB Mortgage-backed Trust, Series 2006-2, Class A-6-A, 5.72% 2036[1,2]	25,000	23,205
CSAB Mortgage-backed Trust, Series 2007-1, Class 1-A-3B, 5.908% 2037[1,2]	5,757	4,812
GS Auto Loan Trust, Series 2006-1, Class A-4, 5.38% 2014	57,000	57,561
GS Auto Loan Trust, Series 2006-1, Class A-4, 5.60% 2014	16,779	16,654
Santander Drive Auto Receivables Trust, Series 2007-1, Class A-2, FGIC insured, 5.20% 2010	4,304	4,297
Santander Drive Auto Receivables Trust, Series 2007-1, Class A-4, FGIC insured, 5.078% 2014[1]	71,000	69,207
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027[2]	15,750	12,458
CWHEQ Home Equity Loan Trust, Series 2006-S6, Class A-6, AMBAC insured, 5.657% 2034	15,050	13,609
CWHEQ Home Equity Loan Trust, Series 2006-S4, Class A-6, AMBAC insured, 5.834% 2034[1,2]	9,650	8,219
CWHEQ Home Equity Loan Trust, Series 2007-S1, Class A-6, MBIA insured, 5.693% 2036[1,2]	36,000	29,956
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	26,000	26,000
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	20,000	19,922
Triad Automobile Receivables Trust, Series 2007-A, Class A-3, FSA insured, 5.28% 2012	7,630	7,649
Triad Automobile Receivables Trust, Series 2006-C, Class A-4, AMBAC insured, 5.31% 2013	10,000	10,061
Honda Auto Receivables Owner Trust, Series 2006-3, Class A-4, 5.11% 2012	35,160	35,254
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	24,250	24,424
GMAC Mortgage Loan Trust, Series 2006-HE3, Class A-5, FGIC insured, 5.809% 2036[1,2]	5,000	3,750
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-2, FGIC insured, 6.054% 2037[1,2]	17,500	15,972
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-3, FGIC insured, 6.193% 2037[1,2]	35,000	31,276
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-6, FGIC insured, 6.249% 2037[1,2]	7,500	6,724
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF-4, 5.028% 2035[1]	3,490	3,288
Credit-Based Asset Servicing and Securitization LLC, Series 2007-MX1, Class A-3, 5.825% 2036[1,3]	8,387	7,223
Credit-Based Asset Servicing and Securitization LLC, Series 2007-MX1, Class M-3, 6.282% 2036[1,2,3]	3,935	3,030
Credit-Based Asset Servicing and Securitization LLC, Series 2007-MX1, Class M-5, 6.831% 2036[1,2,3]	4,725	2,882
Credit-Based Asset Servicing and Securitization LLC, Series 2007-MX1, Class M-6, 7.00% 2036[1,2,3]	1,816	941
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class M-2, 5.235% 2037[1,2]	2,054	935
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF-2, 5.721% 2037[1]	11,305	10,412
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 2037[1]	3,061	2,828
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A-2A, 5.891% 2037[1]	19,995	19,814
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class B-2, 6.865% 2037[1,2]	1,194	237
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class B-3, 7.365% 2037[1,2]	1,000	189
Prestige Auto Receivables Trust, Series 2005-1A, Class A-2, FSA insured, 4.37% 2012[3]	6,315	6,275
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 2013[2,3]	14,627	14,563
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 2014[3]	30,000	30,427
ACE Securities Corp. Home Equity Loan Trust, Series 2007-ASAP2, Class A-2C, 5.085% 2037[1]	5,307	4,402
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A-2B, 5.105% 2037[1]	48,413	41,771
J.P. Morgan Alternative Loan Trust, Series 2006-S3, Class A-6, 6.12% 2036[1]	44,663	45,496
Drivetime Auto Owner Trust, Series 2006-A, Class A-3, XLCA insured, 5.501% 2011[1,3]	25,460	25,520
Drivetime Auto Owner Trust, Series 2007-A, XLCA insured, 5.603% 2013[1,3]	20,000	19,875
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	27,800	28,135
Long Beach Acceptance Auto Receivables Trust, Series 2007-A, Class A-4, FSA insured, 5.025% 2014	15,500	15,086
Morgan Stanley Structured Trust I, Series 2007-1, Class A-3, 5.095% 2037[1]	47,595	40,874
WFS Financial Owner Trust, Series 2004-1, Class C, 2.49% 2011	272	272
WFS Financial Owner Trust, Series 2004-1, Class A-4, 2.81% 2011	5,360	5,354
WFS Financial Owner Trust, Series 2005-1, Class A-4, 3.87% 2012	35,250	34,655
Long Beach Mortgage Loan Trust, Series 2006-2, Class II-A3, 5.055% 2036[1]	25,284	19,955
Long Beach Mortgage Loan Trust, Series 2006-3, Class II-A3, 5.045% 2046[1,2]	25,564	19,429
Vega ContainerVessel PLC, Series 2006-1, Class A, XLCA insured, 5.562% 2021[3]	44,505	37,353
Vanderbilt Mortgage and Finance, Inc., Series 2002-B, Class A-3, 4.70% 2018[2]	1,121	1,083
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class A-4, 6.57% 2024	7,660	7,779
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-A-6, 6.925% 2024	10,250	10,596
Vanderbilt Mortgage and Finance, Inc., Series 2000-C, Class A-4, 7.905% 2026	2,433	2,502
Vanderbilt Mortgage and Finance, Inc., Series 1997-C, Class II-A-1, 5.46% 2027[1]	760	760
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027[2]	2,765	2,718
Vanderbilt Mortgage and Finance, Inc., Series 2000-C, Class A-5, 8.195% 2030	6,889	7,291
Vanderbilt Mortgage and Finance, Inc., Series 2001-C, Class M-1, 6.76% 2032[2]	1,193	1,172
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class M-1, 7.82% 2032	2,942	3,044
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[3]	35,000	35,322
UPFC Auto Receivables Trust, Series 2006-B, Class A-2, AMBAC insured, 5.15% 2009	336	336
UPFC Auto Receivables Trust, Series 2005-A, Class A-3, AMBAC insured, 4.34% 2010	5,073	5,066
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	13,360	13,339
UPFC Auto Receivables Trust, Series 2007-A, Class A-3, MBIA insured, 5.53% 2013	13,275	13,509
RAMP Trust, Series 2004-RS9, Class A-I-4, AMBAC insured, 4.767% 2032	8,384	8,290
RAMP Trust, Series 2004-RS10, Class A-I-6, 4.55% 2034[2]	25,725	22,296
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011	16,000	15,957
CarMax Auto Owner Trust, Series 2007-2, Class A-4, 5.27% 2012	12,000	11,944
Capital Auto Receivables Asset Trust, Series 2004-2, Class A-4, 3.75% 2009	21,750	21,597
Capital Auto Receivables Asset Trust, Series 2005-SN1, Class B-2, 5.778% 2009[1]	2,485	2,481
Capital Auto Receivables Asset Trust, Series 2006-SN1, Class C, 5.77% 2010[3]	3,700	3,714
PECO Energy Transition Trust, Series 1999-A, Class A-7, 6.13% 2009	8,337	8,387
PECO Energy Transition Trust, Series 2000-A, Class A-4, 7.65% 2010	17,994	18,860
MASTR Asset-backed Securities Trust, Series 2006-WMC2, Class A-3, 4.955% 2036[1]	16,000	15,520
MASTR Asset-backed Securities Trust, Series 2006-AB1, Class A-4, 5.719% 2036[1]	11,500	10,415
Hyundai Auto Receivables Trust, Series 2006-A, Class A-4, 5.26% 2012	25,000	25,133
Morgan Stanley ABS Capital I Inc., Series 2004-NC3, Class M-1, 5.395% 2034[1,2]	18,822	15,767
Morgan Stanley ABS Capital I Inc., Series 2004-HE9, Class M-5, 5.915% 2034[1,2]	10,880	9,357
Home Equity Mortgage Trust, Series 2006-2, Class 1A-1, 5.367% 2036[1,2]	2,267	1,587
Home Equity Mortgage Trust, Series 2006-4, Class A-1, 5.671% 2036[1,2]	21,107	13,509
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 2037[1,2]	17,370	9,901
Morgan Stanley Mortgage Loan Trust, Series 2006-4SL, Class A-1, 5.015% 2036[1,2]	28,137	24,620
USAA Auto Owner Trust, Series 2007-1, Class A-4, 5.55% 2013[2]	26,000	24,497
Merrill Lynch Mortgage Investors, Inc., Series 2006-RM1, Class A-2B, 5.45% 2037[1,2]	26,225	24,025
Morgan Stanley ABS Capital I Inc. Trust, Series 2006-NC4, Class A-2b, 4.955% 2036[1]	15,000	14,428
Morgan Stanley ABS Capital I Inc. Trust, Series 2006-HE4, Class A-3, 5.015% 2036[1]	10,000	8,687
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023[2,3]	26,750	22,669
CWABS, Inc., Series 2005-11, Class AF-2, 4.657% 2036[1]	22,666	22,457
J.P. Morgan Mortgage Acquisition Trust, Series 2006-CW1, Class A-4, 5.015% 2036[1]	10,000	8,030
J.P. Morgan Mortgage Acquisition Trust, Series 2007-CH1, Class AF-3, 5.532% 2036[1]	15,000	14,376
Advanta Business Card Master Trust, Series 2006-A5, Class A, 5.10% 2012	20,000	20,319
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 5.079% 2013[1]	2,000	1,992
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2, Class A-3B, 5.045% 2037[1,2]	25,000	19,375
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL3, Class M-6, 5.545% 2037[1,2]	4,175	1,209
Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL3, Class M-7, 6.065% 2037[1,2]	3,887	1,030
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class B-1, 7.30% 2021[2]	9,861	9,448
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-4, 6.57% 2027	8,290	8,618
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-5, 7.12% 2032	3,000	3,255
CWHEQ Revolving Home Equity Loan Trust, Series 2007-C, Class A, 5.178% 2037[1,2]	22,952	19,948
Merrill Lynch Mortgage Investors Trust, Series 2007-SL1, Class A-1, 5.165% 2037[1,2]	25,966	18,176
MBNA Credit Card Master Note Trust, Series 2003-1, Class C, 6.728% 2012[1]	5,540	5,526
MBNA Credit Card Master Note Trust, Series 2002-1, Class C, 6.80% 2014	3,435	3,490
MBNA Credit Card Master Note Trust, Series 2006-1, Class C, 5.448% 2015[1]	10,000	9,071
GSAA Home Equity Trust, Series 2006-6, Class AF-6, 6.004% 2036[1,2]	20,000	17,728
CWABS Asset-backed Certificates Trust, Series 2007-2, Class 2-A-3, 5.005% 2037[1]	20,000	17,143
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-3, 5.09% 2015	16,720	16,809
CS First Boston Mortgage Securities Corp., Series 2007-3, Class 1-A-1A, 5.837% 2037[1]	16,481	16,495
Citicorp Residential Mortgage Trust, Series 2006-2, Class A-4, 5.775% 2036[1,2]	10,000	8,895
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A-5, 4.925% 2037[1]	7,286	6,901
Option One Mortgage Loan Trust, Series 2002-1, Class M-1, 5.99% 2032[1,2]	394	325
Option One Mortgage Loan Trust, Series 2006-3, Class II-A-2, 4.965% 2037[1]	16,275	15,234
SACO I Trust, Series 2006-10, Class A, 5.015% 2036[1,2]	15,161	9,097
SACO I Trust, Series 2006-5, Class II-A-3, 5.045% 2036[1,2]	7,500	2,250
SACO I Trust, Series 2006-4, Class A-3, 5.075% 2036[1]	6,333	3,800
Wachovia Auto Loan Owner Trust, Series 2006-1, Class A-4, 5.08% 2012[3]	10,000	10,030
Wachovia Auto Loan Owner Trust, Series 2006-1, Class B, 5.15% 2012[3]	5,000	4,930
CNL Funding, Series 2000-AA, Class A-2, MBIA insured, 8.044% 2017[3]	13,768	14,692
Securitized Asset-backed Receivables LLC Trust, Series 2006-HE2, Class A-2C, 5.015% 2036[1]	18,000	14,636
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 5.365% 2034[1]	16,014	14,400
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	14,119	14,084
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[2,3]	14,500	13,739
Green Tree Financial Corp., Series 1995-3, Class B-2, 8.10% 2025[2,7]	3,861	1,120
Green Tree Financial Corp., Series 1996-10, Class A-6, 7.30% 2028	2,514	2,580
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029	6,193	6,577
Green Tree Recreational, Equipment & Consumer Trust, Series 1997-D, 7.25% 2029[2]	2,695	1,617
Green Tree Financial Corp., Series 1997-6, Class B-2, 7.75% 2029[2,7]	2,806	—
Green Tree Financial Corp., Series 1998-4, Class B-2, 8.11% 2030[2,7]	7,388	74
Conseco Finance Home Equity Loan Trust, Series 2002-B, Class M-1, 6.778% 2033[1,2]	1,236	962
Franklin Auto Trust, Series 2006-1, Class A-4, 5.03% 2014	10,950	10,962
Franklin Auto Trust, Series 2006-1, Class B, 5.14% 2014	2,000	1,963
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-5, FGIC insured, 5.25% 2034	11,000	10,715
Conseco Finance Securitizations Corp., Series 2002-2, Class A-2, 6.03% 2033	10,799	10,625
Providian Master Note Trust, Series 2005-A1, Class A, 5.088% 2012[1,3]	10,000	9,992
Capital One Master Trust, Series 2002-1A, Class B, 5.628% 2011[1]	1,000	992
Capital One Multi-asset Execution Trust, Series 2005-1, Class C, 5.428% 2013[1]	9,000	8,630
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[3]	9,357	9,194
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2014[2]	2,790	2,741
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-4, 5.27% 2018[2]	1,430	1,059
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-5, 5.873% 2022[2]	4,697	4,826
CSMC Mortgage-backed Trust, Series 2007-3, Class 1-A-3B, 5.846% 2037[1]	8,477	7,230
Ford Credit Auto Owner Trust, Series 2006-B, Class B, 5.43% 2012	7,333	7,166
UCFC Manufactured Housing Contract, Series 1996-2, Class A, MBIA insured, 7.135% 2028	6,946	7,078
Discover Card Master Trust I, Series 1996-4, Class B, 5.578% 2013[1]	7,000	6,793
Bear Stearns Mortgage Funding Trust, Series 2007-SL1, Class I-A, 5.025% 2037[1,2]	16,141	6,779
CWABS Revolving Home Equity Loan Trust, Series 2004-P, Class 2-A, MBIA insured, 5.348% 2034[1,2]	7,123	6,188
Home Equity Asset Trust, Series 2004-7, Class M-1, 5.485% 2035[1]	6,500	5,918
American Express Credit Account Master Trust, Series 2006-3, Class C, 5.308% 2014[1,3]	6,000	5,641
RAAC Mortgage Loan Asset-backed Trust, Series 2004-SP3, Class A-I-5, 4.89% 2032	4,959	4,841
ACLC Business Loan Receivables Trust, Series 2002-1, Class A-2, 7.462% 2022[2,3]	4,729	4,729
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	4,420	4,391
Structured Asset Securities Corp., Series 2006-S2, Class A-1, 4.935% 2036[1]	4,659	4,249
Consumer Funding LLC, Series 2001-1, Class A-5, 5.43% 2015	4,140	4,231
Origen Manufactured Housing Contract Trust, Series 2004-B, Class M-1, 5.73% 2035[2]	2,500	2,229
Origen Manufactured Housing Contract Trust, Series 2004-B, Class M-2, 6.51% 2035[2]	2,000	1,708
MBNA Master Credit Card Trust II, Series 1999-B, Class B, 6.20% 2011	3,750	3,787
First Investors Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[3]	3,745	3,715
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-2, AMBAC insured, 4.42% 2035[1,2,3]	3,400	3,260
SLM Student Loan Trust, Series 2003-10, Class A-4, 5.15% 2039[3]	£1,160	2,240
Irwin Home Equity, Series 2006-2, Class 2-A3, FGIC insured, 6.40% 2036[1,2,3]	$2,000	1,700
Chase Auto Owner Trust, Series 2006-B, Class B, 5.24% 2014	1,500	1,481
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series SPMD 2001-A, Class AF-6, 6.537% 2030	827	700
		2,908,870

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 6.96%
Japanese Government 0.90% 2008	¥15,296,450	137,373
Japanese Government 1.80% 2010	487,350	4,460
Japanese Government 1.30% 2011	7,643,050	69,449
Japanese Government 1.50% 2014	3,150,950	28,818
Japanese Government 1.70% 2016	3,754,600	34,486
Japanese Government 2.30% 2035	5,212,000	46,284
German Government 4.50% 2009	€59,040	86,646
German Government 3.75% 2013	17,080	24,443
German Government, Series 6, 4.00% 2016	106,530	152,388
German Government 6.25% 2030	11,120	19,770
Israeli Government 7.50% 2014[2]	ILS449,612	125,278
Israeli Government 6.50% 2016[2]	257,595	68,186
Israeli Government 5.50% 2017[2]	172,850	42,591
South Korean Government 5.00% 2011	KRW 44,064,520	46,091
South Korean Government 4.25% 2014	15,528,880	15,234
South Korean Government 5.25% 2015	120,944,970	125,443
South Korean Government 5.00% 2016	17,026,000	17,317
Hungarian Government 6.00% 2011	HUF 3,458,930	19,070
Hungarian Government 7.25% 2012	11,994,130	68,883
Hungarian Government 6.75% 2017	12,601,590	71,115
Canadian Government 3.75% 2008	C$57,970	58,338
Canadian Government 4.25% 2026[2,8]	66,671	91,385
Singapore (Republic of) 4.375% 2009	S$65,430	46,637
Singapore (Republic of) 3.125% 2011	46,070	33,164
Singapore (Republic of) 3.625% 2011	11,395	8,348
Singapore (Republic of) 3.75% 2016	81,115	61,036
United Kingdom 5.00% 2008	£2,225	4,414
United Kingdom 4.75% 2010	11,890	23,823
United Kingdom 4.75% 2015	21,303	42,941
United Kingdom 4.75% 2038	23,305	49,772
Swedish Government 5.00% 2009	SKr422,380	65,912
Swedish Government 5.25% 2011	311,885	49,810
Swedish Government 6.75% 2014	22,500	3,959
United Mexican States Government Global 10.375% 2009	$9,700	10,335
United Mexican States Government Global 6.375% 2013	5,150	5,490
United Mexican States Government, Series MI10, 9.50% 2014	MXN255,000	25,133
United Mexican States Government, Series M20, 10.00% 2024	508,800	54,317
United Mexican States Government Global 6.75% 2034	$8,570	9,487
Polish Government, Series 608, 5.75% 2008	PLN94,770	38,437
Polish Government 6.00% 2009	94,130	38,075
Polish Government 5.25% 2017	32,890	12,696
Spanish Government 2.90% 2008	€29,050	41,972
Spanish Government 4.20% 2013	27,800	40,581
Queensland Treasury Corp. 6.00% 2015	A$53,290	44,331
Queensland Treasury Corp. 6.00% 2017	33,210	27,483
Malaysian Government 3.869% 2010	MYR89,980	27,453
Malaysian Government 3.718% 2012	60,000	18,140
Malaysian Government 4.262% 2016	41,970	12,839
Netherlands Government Eurobond 5.00% 2012	€9,560	14,419
Netherlands Government Eurobond 4.25% 2013	26,810	39,236
French Government O.A.T. Eurobond 4.00% 2009	13,840	20,178
French Government O.A.T. Eurobond Strip Principal 0% 2019	14,000	12,173
French Government O.A.T. Eurobond 4.75% 2035	11,150	16,485
Russian Federation 7.50% 2030[4]	$39,199	44,687
Russian Federation 7.50% 2030[3,4]	144	164
Brazilian Treasury Bill 6.00% 2010[2,8]	BRL 8,900	4,886
Brazil (Federal Republic of) 10.00% 2014[2]	48,450	23,936
Brazil (Federal Republic of) Global 8.00% 2018[4]	$644	722
Brazil (Federal Republic of) Global 8.875% 2024	1,375	1,757
Brazil (Federal Republic of) Global 12.25% 2030	425	738
Brazil (Federal Republic of) Global 7.125% 2037	1,500	1,699
Brazil (Federal Republic of) Global 11.00% 2040	2,610	3,490
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	23,000	29,491
Belgium (Kingdom of), Series 49, 4.00% 2017	€17,010	23,980
Export-Import Bank of China 4.875% 2015[3]	$20,000	19,611
Turkey (Republic of) Treasury Bill 0% 2008[2]	TRY2,325	1,830
Turkey (Republic of) 12.375% 2009	$500	559
Turkey (Republic of) 15.00% 2010[2]	TRY5,250	4,363
Turkey (Republic of) 10.00% 2012[2,8]	2,028	1,811
Turkey (Republic of) 16.00% 2012[2]	2,025	1,723
Turkey (Republic of) 8.00% 2034	$1,250	1,386
Argentina (Republic of) 3.368% 2012[1,2,4]	4,265	2,366
Argentina (Republic of) 5.83% 2033[2,4,5,8]	ARS23,493	5,518
Argentina (Republic of) GDP-Linked 2035	32,810	922
Argentina (Republic of) 0.63% 2038[2,4,8]	13,126	1,202
Banque Centrale de Tunisie 4.75% 2011	€3,000	4,341
Banque Centrale de Tunisie 7.375% 2012	$4,500	4,913
Corporación Andina de Fomento 6.875% 2012	5,895	6,296
Corporación Andina de Fomento 5.125% 2015	2,000	1,935
State of Qatar 9.75% 2030	5,220	7,960
Panama (Republic of) Global 7.125% 2026	690	762
Panama (Republic of) Global 8.875% 2027	250	326
Panama (Republic of) Global 9.375% 2029	340	467
Panama (Republic of) Global 6.70% 2036[4]	5,748	6,093
Colombia (Republic of) Global 8.25% 2014	2,500	2,862
Colombia (Republic of) Global 12.00% 2015	COP4,600,000	2,554
Colombia (Republic of) Global 9.85% 2027	1,900,000	943
Colombia (Republic of) Global 7.375% 2037	$1,000	1,115
El Salvador (Republic of) 7.65% 2035[3]	4,450	5,151
Peru (Republic of) 8.375% 2016	2,920	3,438
Peru (Republic of) 6.55% 2037	316	331
Egypt (Arab Republic of) Treasury Bill 0% 2008[2]	EGP6,725	1,211
Egypt (Arab Republic of) Treasury Bill 0% 2008[2]	5,675	1,008
Egypt (Arab Republic of) Treasury Bill 0% 2008[2]	2,950	533
Egypt (Arab Republic of) Treasury Bill 0% 2008[2]	2,000	360
Indonesia (Republic of) 11.00% 2020	IDR10,000,000	1,108
Indonesia (Republic of) 12.80% 2021	11,890,000	1,475
Indonesia (Republic of) 12.90% 2022	2,562,000	319
European Investment Bank 4.75% 2012	£790	1,559
European Investment Bank 5.00% 2039	395	843
Dominican Republic 9.50% 2011[3]	$1,875	1,997
Uruguay (Republic of) 7.625% 2036[4]	1,250	1,369
Guatemala (Republic of) 10.25% 2011[3]	1,000	1,158
Venezuela (Republic of) Global 8.50% 2014	245	237
Venezuela (Republic of) 7.65% 2025	525	450
Venezuela (Republic of) Global 9.25% 2027	380	380
KfW International Finance Inc. 5.50% 2015	£275	566
LCR Finance PLC 5.10% 2051	165	371
		2,493,396

MUNICIPALS — 0.19%
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	25,882	24,019
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	15,330	15,867
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	14,502	14,040
State of California, Los Angeles County Metropolitan Transportation Authority, General Revenue Refunding Bonds
(Workers’ Compensation Funding Program), Series 2003, AMBAC insured, 3.83% 2008	5,000	4,984
State of California, Los Angeles County Metropolitan Transportation Authority, General Revenue Refunding Bonds
(Workers’ Compensation Funding Program), Series 2003, AMBAC insured, 4.56% 2010	5,000	5,043
California Maritime Infrastructure Authority, Taxable Lease Revenue Bonds (San Diego Unified Port District-
South Bay Plant Acquisition), Series 1999, 6.63% 2009[3]	4,715	4,713
		68,666

Total bonds & notes (cost: $32,656,424,000)		32,355,139

	Shares or
Convertible securities — 0.23%	principal amount

FINANCIALS — 0.14%
Countrywide Financial Corp., Series A, 1.743% convertible debentures 2037[1,3]	$40,000,000	31,392
Fannie Mae, Series 2004-1, 5.375% convertible preferred	256	21,120
		52,512

UTILITIES — 0.05%
AES Trust VII 6.00% convertible preferred 2008	351,450	17,485

CONSUMER DISCRETIONARY — 0.04%
Amazon.com, Inc. 6.875% PEACS convertible notes 2010	€ 9,005,000	13,475

INFORMATION TECHNOLOGY — 0.00%
Advanced Micro Devices, Inc. 6.00% convertible debentures 2015	$770,000	551

Total convertible securities (cost: $80,505,000)		84,023

		Market value
Preferred securities — 3.50%	Shares	(000)

FINANCIALS — 3.39%
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up1,3	71,250,000	$77,918
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up1,2,3	25,000,000	32,319

HSBC Capital Funding LP 8.03% noncumulative[1]	20,000,000	31,369
HSBC Bank Capital Funding (Sterling 1) LP 5.844% noncumulative[1]	185,000	335
Fannie Mae, Series S, 8.25% noncumulative[9]	2,816,000	71,843
Fannie Mae, Series O, 7.00%[1,3]	1,287,498	59,668
Fannie Mae, Series E, 5.10%	150,000	5,100
Fuji JGB Investment LLC, Series A, 9.87% noncumulative[1,3]	79,838,000	80,577
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative[1,3]	48,440,000	48,873
Mizuho Capital Investment (EUR) 1 Ltd. 5.02%[1]	4,650,000	6,249
Sumitomo Mitsui Banking Corp. 6.078%[1,3]	113,403,000	105,036
SB Treasury Co. LLC, Series A, 9.40% noncumulative[1,3]	3,803,000	3,878
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[1]	97,323,000	92,326
MUFG Capital Finance 2 Ltd. 4.85% noncumulative[1]	4,650,000	5,761
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative[1,3]	3,210,000	3,253
Freddie Mac, Series Z, 8.375%[9]	2,045,805	53,958
Freddie Mac, Series V, 5.57%	830,000	16,263
Freddie Mac, Series U, 5.90%	500,000	10,295
Royal Bank of Scotland Group PLC 5.512% noncumulative trust[1]	35,000,000	32,220
RBS Capital Trust I 4.709% noncumulative trust[1]	16,000,000	14,414
Royal Bank of Scotland Group PLC 6.625%[1]	4,700,000	7,004
RBS Capital Trust IV 5.63% noncumulative trust[1,2]	3,000,000	2,728
Banco Santander, SA, Series 4	1,600,000	35,280
Banco Santander Central Hispano, SA 6.50%[10]	910,000	18,996
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[3]	1,670,000	49,213
XL Capital Ltd., Series E, 6.50%[1]	44,200	38,711
Bank of America Corp., Series E, 0% depositary shares	1,484,800	29,696
Wachovia Capital Trust III 5.80%[1]	30,000,000	26,825
National Bank of Canada, Series A, 8.35% exchangeable depositary shares	1,200,000	26,124
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[1,3]	30,645,000	25,943
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[1,3]	24,970,000	22,993
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[1,3]	21,325,000	21,190
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative[1]	15,500,000	20,051
Commerzbank Capital Funding Trust II, Class B, 5.905% noncumulative[1]	300,000	526
Standard Chartered Capital Trust I 8.16%[1]	10,000,000	15,180
Standard Chartered PLC 7.014% noncumulative redeemable preference shares[1,3]	5,000,000	4,748
BNP Paribas Capital Trust 9.003% noncumulative trust[1,3]	15,000,000	16,063
BNP Paribas 5.186% noncumulative[1,3]	2,245,000	2,046
Weingarten Realty Investors, Series D, 6.75% 2008	495,420	10,850
Weingarten Realty Investors, Series E, 6.95% cumulative redeemable depositary shares	250,000	5,175
ING Capital Funding Trust III 8.439% noncumulative[1]	14,880,000	15,775
CBG Florida REIT Corp., Series A, Class A, 7.114%[1,2,3]	18,000,000	14,850
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[1,3]	11,250,000	12,030
Barclays Bank PLC 4.75%[1]	7,750,000	8,985
Aspen Insurance Holdings Ltd. 7.401% noncumulative[1]	397,000	8,481
Zions Bancorporation, Series A, depositary shares	400,000	7,920
HBOS Capital Funding LP, Series A, 6.461% noncumulative[1]	3,200,000	5,976
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative[3]	434,000	4,123
Westpac Capital Trust IV 5.256%[1,3]	4,500,000	3,962
BOI Capital Funding (No. 4) LP 6.43%[1]	240,000	415
UniCredito Italiano Capital Trust IV 5.396%[1]	190,000	342
		1,213,856

U.S. GOVERNMENT AGENCY SECURITIES — 0.01%
US AgBank 6.11%[1,3]	5,000,000	4,414

MISCELLANEOUS — 0.10%
Other preferred securities in initial period of acquisition		$35,402

Total preferred securities (cost: $1,251,736,000)		1,253,672

Common stocks — 0.31%	Shares

UTILITIES — 0.13%
Drax Group PLC	3,835,176	46,032

TELECOMMUNICATION SERVICES — 0.07%
SunCom Wireless Holdings, Inc., Class A9,10	993,817	26,515
XO Holdings, Inc.[9]	7,614	16
		26,531

INDUSTRIALS — 0.05%
DigitalGlobe Inc.[2,9,10]	3,984,039	15,936
UAL Corp.[9]	10,006	357
		16,293

INFORMATION TECHNOLOGY — 0.01%
ZiLOG, Inc.[9,11]	879,000	3,050

HEALTH CARE — 0.00%
Clarent Hospital Corp.[2,9,11]	331,291	66

MISCELLANEOUS — 0.05%
Other common stocks in initial period of acquisition		17,915

Total common stocks (cost: $84,391,000)		109,887

Warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[9]	15,233	3
XO Holdings, Inc., Series B, warrants, expire 2010[9]	11,424	1
XO Holdings, Inc., Series C, warrants, expire 2010[9]	11,424	1
GT Group Telecom Inc., warrants, expire 2010[2,3,9]	2,750	0

Total warrants (cost: $143,000)		5

	Principal amount	Market value
Short-term securities — 4.48%	(000)	(000)

Federal Home Loan Bank 3.15%–4.49% due 1/2–6/20/2008[12]	$282,973	$280,625
U.S. Treasury Bills 3.238%–3.245% due 5/22/2008[12]	245,800	242,661
Procter & Gamble International Funding S.C.A. 4.47%–4.72% due 2/11–2/22/2008[3,12]	106,000	105,312
Procter & Gamble Co. 4.47% due 2/8/2008[3,12]	40,000	39,778
General Electric Capital Corp. 4.15% due 1/2/2008	132,300	132,269
Freddie Mac 4.21%–4.23% due 2/7–3/20/2008[12]	129,000	128,086
Park Avenue Receivables Co., LLC 4.73%–5.50% due 1/9–1/17/2008[3]	75,086	74,957
Jupiter Securitization Co., LLC 5.25% due 1/22/2008[3]	50,000	49,840
Honeywell International Inc. 4.45%–4.47% due 1/11–1/30/2008[3]	100,000	99,718
United Parcel Service Inc. 4.27%–4.40% due 2/29–5/29/2008[3,12]	86,000	84,772
Bank of America Corp. 4.675% due 3/11/2008[12]	62,400	61,825
American Express Credit Corp. 4.71% due 1/25/2008	50,000	49,836
Private Export Funding Corp. 4.50% due 3/27/2008[3]	50,000	49,426
Pfizer Inc 4.41% due 5/28/2008[3]	41,000	40,177
CAFCO, LLC 5.30% due 1/9/2008[3]	31,900	31,858
International Bank for Reconstruction and Development 4.33% due 1/22/2008	29,300	29,233
Harley-Davidson Funding Corp. 4.52%–4.53% due 2/13–2/14/2008[3,12]	28,572	28,396
Variable Funding Capital Corp. 5.50% due 1/25/2008[3]	25,326	25,229
IBM Corp. 4.40% due 1/10/2008[3]	22,400	22,373
Coca-Cola Co. 4.46% due 2/29/2008[3,12]	18,000	17,859
Eaton Corp. 4.52% due 2/4/2008[3,12]	10,000	9,950

Total short-term securities (cost: $1,604,318,000)		1,604,180

Total investment securities (cost: $35,677,517,000)		35,406,906
Other assets less liabilities		411,337

Net assets		$35,818,243

 “Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1  Coupon rate may change periodically.
2  Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,”
   was $2,861,125,000.
3 Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $6,961,937,000, which represented 19.44% of the net assets of the fund.
4 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
5 Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
6 Step bond; coupon rate will increase at a later date.
7 Scheduled interest and/or principal payment was not received.
8 Index-linked bond whose principal amount moves with a government retail price index.
9  Security did not produce income during the last 12 months.
10Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale.
  Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

SunCom Wireless Holdings, Inc., Class A	5/15/2007	$16,945	$26,515	.07%
Banco Santander Central Hispano, SA 6.50%	1/11/2007	22,750	18,996	.05
DigitalGlobe Inc.	4/14/1999–7/31/2003	3,250	15,936	.05

Total restricted securities		$42,945	$61,447	.17%

11Represents an affiliated company as defined under the Investment Company Act of 1940.
12This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-908-0208O-S10885

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
The Bond Fund of America, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Bond Fund of America, Inc., (the “Fund”) as of December 31, 2007, and for the year then ended and have issued our report thereon dated February 11, 2008, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2007, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 11, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE BOND FUND OF AMERICA, INC.

By /s/ Abner D. Goldstine
Abner D. Goldstine, President and Principal Executive Officer

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Abner D. Goldstine
Abner D. Goldstine, President and Principal Executive Officer

Date: March 7, 2008

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: March 7, 2008